     As filed with the Securities and Exchange Commission on April 29, 2004

                                                      Registration No. 333-73672
                                                                       811-04901
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 3      [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 5             [X]



                    General American Separate Account Eleven
                           (Exact Name of Registrant)
                     General American Life Insurance Company
                               (Name of Depositor)
                             13045 Tesson Ferry Road
                               St. Louis, MO 63128
              (Address of depositor's principal executive offices)
                              ---------------------
                                 MARIE C. SWIFT
                            Associate General Counsel
                       Metropolitan Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)


                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)


     [X] on May 1, 2004 pursuant to paragraph (b)


     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Life Insurance Policies.

                        AMERICAN VISION SERIES VUL 2002

                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by
                  General American Separate Account Eleven of
                    General American Life Insurance Company

                            13045 Tesson Ferry Road


                           St. Louis, Missouri 63128


This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by General American Life Insurance Company ("General American").


     You allocate net premiums among the investment Divisions of General American's Separate Account Eleven (the "Separate Account"). Each Division of the Separate Account invests in shares of an Eligible Fund. The Eligible Funds are:


METROPOLITAN SERIES FUND, INC.


Davis Venture Value Portfolio


FI International Stock Portfolio


FI Mid Cap Opportunities Portfolio


Harris Oakmark Focused Value Portfolio


Harris Oakmark Large Cap Value Portfolio


Lehman Brothers(R) Aggregate Bond Index Portfolio


MetLife Mid Cap Stock Index Portfolio


MetLife Stock Index Portfolio


MFS Total Return Portfolio


Morgan Stanley EAFE(R) Index Portfolio


Neuberger Berman Partners Mid Cap Value Portfolio


Russell 2000(R) Index Portfolio


Salomon Brothers U.S. Government Portfolio


State Street Research Aggressive Growth Portfolio


State Street Research Aurora Portfolio


State Street Research Bond Income Portfolio


State Street Research Diversified Portfolio


State Street Research Large Cap Growth Portfolio


State Street Research Large Cap Value Portfolio


State Street Research Money Market Portfolio


T. Rowe Price Large Cap Growth Portfolio


T. Rowe Price Small Cap Growth Portfolio



MET INVESTORS SERIES TRUST



Harris Oakmark International Portfolio


Janus Aggressive Growth Portfolio


Lord Abbett Bond Debenture Portfolio


Met/AIM Mid Cap Core Equity Portfolio


Met/AIM Small Cap Growth Portfolio


Neuberger Berman Real Estate Portfolio


PIMCO PEA Innovation Portfolio


PIMCO Total Return Portfolio


T. Rowe Price Mid-Cap Growth Portfolio



FIDELITY(R) VARIABLE INSURANCE PRODUCTS



VIP Equity-Income Portfolio


VIP Growth Portfolio


VIP High Income Portfolio


VIP Overseas Portfolio



AMERICAN FUNDS INSURANCE SERIES


American Funds Global Small Capitalization Fund


American Funds Growth Fund


American Funds Growth-Income Fund




     You receive State Street Research Money Market Division performance until 15 days (less in some states) after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

     You may also allocate net premiums to our General Account in most states. Special limits apply to General Account transfers, premium allocations and withdrawals.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

     THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                  MAY 1, 2004

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-8
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-9
     Annual Eligible Fund Operating Expenses................   A-12
HOW THE POLICY WORKS........................................   A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE ELIGIBLE FUNDS....   A-16
     The Company............................................   A-16
     The Separate Account...................................   A-16
     The Eligible Funds.....................................   A-16
     Share Classes of the Eligible Funds....................   A-19
     Voting Rights..........................................   A-19
     Rights Reserved by General American....................   A-19
THE POLICIES................................................   A-20
     Purchasing a Policy....................................   A-20
     Replacing Existing Insurance...........................   A-20
     Policy Owner and Beneficiary...........................   A-20
     24 Month Conversion Right..............................   A-21
     Change of Insured Person...............................   A-21
PREMIUMS....................................................   A-22
     Flexible Premiums......................................   A-22
     Amount Provided for Investment under the Policy........   A-22
     Right to Examine Policy................................   A-23
     Allocation of Net Premiums.............................   A-23
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S
  ADMINISTRATIVE OFFICE.....................................   A-24
     Payment of Proceeds....................................   A-24
CASH VALUE..................................................   A-25
DEATH BENEFITS..............................................   A-25
     Death Proceeds Payable.................................   A-27
     Change in Death Benefit Option.........................   A-27
     Increase in Face Amount................................   A-28
     Reduction in Face Amount...............................   A-28
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-29
     Surrender..............................................   A-29
     Partial Withdrawal.....................................   A-29
TRANSFERS...................................................   A-30
     Transfer Option........................................   A-30
     Dollar Cost Averaging/Portfolio Rebalancing............   A-31
LOANS.......................................................   A-31

                                                              PAGE
                                                              -----
LAPSE AND REINSTATEMENT.....................................   A-32
     Lapse..................................................   A-32
     Reinstatement..........................................   A-34
ADDITIONAL BENEFITS BY RIDER................................   A-34
THE GENERAL ACCOUNT.........................................   A-35
     General Description....................................   A-35
     Values and Benefits....................................   A-35
     Policy Transactions....................................   A-35
CHARGES.....................................................   A-36
     Deductions from Premiums...............................   A-36
     Surrender Charge.......................................   A-37
     Partial Withdrawal Charge..............................   A-38
     Transfer Charge........................................   A-38
     Monthly Deduction from Cash Value......................   A-38
     Loan Interest Spread...................................   A-41
     Charges Against the Eligible Funds and the Divisions of
      the Separate Account..................................   A-41
TAX CONSIDERATIONS..........................................   A-41
     Introduction...........................................   A-41
     Tax Status of the Policy...............................   A-41
     Tax Treatment of Policy Benefits.......................   A-42
     General American's Income Taxes........................   A-44
DISTRIBUTION OF THE POLICIES................................   A-45
LEGAL PROCEEDINGS...........................................   A-45
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-46
EXPERTS.....................................................   A-46
FINANCIAL STATEMENTS........................................   A-46
GLOSSARY....................................................   A-47
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-48
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  CASH SURRENDER VALUES.....................................   A-49

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY
----------------------

DEATH PROCEEDS. The policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose between two death benefit options:

     -- a level death benefit that equals the Policy's face amount, and

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value.

The death benefit under either option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year and prior to the insured's age 100 (age 85 in Florida and Oregon), you may change your death benefit option. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.


INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of thirty-eight investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our General Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.


PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the Right to Examine the Policy period. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal in excess of 12 per year. Partial withdrawals may have tax consequences.


TRANSFERS. You may transfer your Policy's cash value among the Divisions or between the Divisions and the General Account. We may limit the number of transfers among the Divisions and the General Account to no more than 12 per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.)


We offer the following automated transfer privileges:

     - DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from the State Street Research Money Market Division to one or more other Divisions on a periodic basis.

     - PORTFOLIO REBALANCING. Under the portfolio rebalancing program, we automatically reallocate your Policy's cash value among the Divisions and the General Account periodically to return the allocation to the percentages you specify.

LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 3.5% on your loan. However, we credit interest at an annual rate of at least 3% on amounts held in the Loan Account to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.


TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax.


CONVERSION PRIVILEGE. During the first two Policy years, you may convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your cash value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide supplemental benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY
-------------------

INVESTMENT RISK. If you invest your Policy's cash value in one or more Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the General Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 10 Policy years (or within the first 10 Policy years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial withdrawal from the Policy within the first 10 Policy years (or the first 10 Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.


TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.


Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.


If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Divisions and/or General Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Divisions or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE GENERAL ACCOUNT. Transfers to and withdrawals from the General Account must generally be in amounts of $500 or more. The total amount of transfers and withdrawals from the General Account in a Policy year may not exceed a Maximum Amount equal to the greater of 25% of the Policy's cash surrender value in the General Account at the beginning of the year, or the Maximum Amount for the preceding Policy year. We may also limit transfers and partial withdrawals to 12 per Policy year and may impose a processing charge for transfers and partial withdrawals in excess of 12 per Policy year.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS
---------------------------

A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the Eligible Fund prospectuses attached at the end of this prospectus. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    5% in Policy years 1-10  5% in all Policy years
 on Premiums                                     2% in Policy years 11+   (5.6% in NC)
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years                    (1.9% in NC)
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1.25% in all Policy      1.25% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Surrender Charge(1)    On surrender, lapse, or  In Policy year 1, 45%    In Policy year 1, 45% of
                        face amount reduction    of the Target Premium    the Target Premium (less
                        in the first 10 Policy   (less in other Policy    in other Policy years--
                        years (and, with         years--see footnote)(2)  see footnote)(2)
                        respect to a face
                        amount increase, in the
                        first 10 Policy years
                        after the increase)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value among Divisions                             excess of 12 per Policy
                        and to and from the                               year
                        General Account
---------------------------------------------------------------------------------------------------
 Partial Withdrawal     On partial withdrawal    Not currently charged    $25 for each partial
 Charge                 of cash value                                     withdrawal in excess of
                                                                          12 per Policy year
---------------------------------------------------------------------------------------------------
 Face Amount Increase   On Policy's monthly      $100 per increase        $100 per increase
 Administrative Charge  anniversary following a
                        face amount increase
---------------------------------------------------------------------------------------------------

------------
(1) For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of withdrawal. The Surrender Charge period is nine years for insureds who are age 90 at issue. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial withdrawal or a change in death benefit option.

(2) The Target Premium varies by issue age, sex, smoking status, substandard rating (if any), and the base Policy's face amount. After the first Policy year, the Surrender Charge declines ratably on a monthly basis from 45% to 0% by the last month of the 10th Policy year.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


--------------------------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum  Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                        $1,000 of net amount at  of net amount at risk(2)
                                                risk(2)
  Charge in the first  Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                             amount at risk           amount at risk
  male insured, age
  40, in the
  preferred nonsmoker
  underwriting class
  with a face amount
  of $400,000
--------------------------------------------------------------------------------------------------
 Policy Charge         Monthly                  $25 in Policy year 1     $25 in Policy year 1
                                                $6 in Policy years 2+    $6 in Policy years 2+
--------------------------------------------------------------------------------------------------
 Asset Charge (annual  Monthly                  .60% in Policy years     .70% in Policy years 1-10
 rate imposed on cash                           1-10 .25% in Policy      .35% in Policy years
 value in the                                   years 11-20              11-20
 Separate Account)                              .15% in Policy years     .25% in Policy years 21+
                                                21+
--------------------------------------------------------------------------------------------------
 Administration and
 Issue Expense Charge
  Minimum and Maximum  Monthly during the       $.03 to $.38 per $1,000  $.03-$.38 per $1,000 of
  Charge               first 10 Policy years    of base Policy face      base Policy and
                       (and, with respect to a  amount                   Supplemental Coverage
                       face amount increase,                             Term Rider face amount
                       during the first 10
                       Policy years after the
                       increase)
  Charge for a male    Monthly during the       $.17 per $1,000 of base  $.17 per $1,000 of base
  insured, age 40, in  first 10 Policy years    Policy face amount       Policy and Supplemental
  the preferred        (and, with respect to a                           Coverage Term Rider face
  nonsmoker            face amount increase,                             amount
  underwriting class   during the first 10
                       Policy years after the
                       increase)
--------------------------------------------------------------------------------------------------
 Loan Interest         Annually (or on loan     .50% of loan collateral  .50% of loan collateral
 Spread(3)             termination, if
                       earlier)
--------------------------------------------------------------------------------------------------


------------
(1) The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) We charge interest on Policy loans at an effective rate of 3.5% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .50% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.

 Charges for Optional Features (Riders):


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Supplemental Coverage
 Term Rider(1)
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first
  Policy year for a     Monthly                  $.22 per $1,000 of net   $.30 per $1,000 of net
  male insured, age                              amount at risk           amount at risk
  45, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $250,000
---------------------------------------------------------------------------------------------------
 Adjustable Benefit
 Term Rider
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.08 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first   Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  40, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $400,000
---------------------------------------------------------------------------------------------------
 Temporary Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.06 to $2.92 per        $.06 to $2.92 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a male     Monthly                  $.08 per $1,000 of       $.08 per $1,000 of rider
  insured, age 40, in                            rider face amount        face amount
  the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $400,000
---------------------------------------------------------------------------------------------------
 Secondary Guarantee    Monthly                  $.01 per $1,000 of net   $.01 per $1,000 of net
 Rider                                           amount at risk           amount at risk
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $2.40 to $61.44 per      $2.40 to $61.44 per $100
  Charge                                         $100 of Monthly          of Monthly Deduction
                                                 Deduction
  Charge in the first   Monthly                  $6.30 per $100 of        $6.30 per $100 of Monthly
  Policy year for a                              Monthly Deduction        Deduction
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  (1) The Rider is subject to the Administration and Issue Expense Charge, as described in the preceding table.

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
      Waiver of
      Specified
      Premium Rider
   Minimum and Maximum  Monthly                  $1.30 to $21.75 per      $1.30 to $21.75 per $100
      Charge                                     $100 of Specified        of Specified Premium
                                                 Premium
   Charge in the first  Monthly                  $3.25 per $100 of        $3.25 per $100 of
      Policy year for                            Specified Premium        Specified Premium
      a male insured,
      age 40, in the
      preferred
      nonsmoker
      underwriting
      class
---------------------------------------------------------------------------------------------------
   Options to Purchase
      Additional Life
      Insurance Rider
   Minimum and Maximum  Monthly                  $.02 to $.25 per $1,000  $.02 to $.25 per $1,000
      Charge                                     of Option amount         of Option amount
   Charge for a male    Monthly                  $.02 per $1,000 of       $.02 per $1,000 of Option
      insured, age 20,                           Option amount            amount
      in the elite
      nonsmoker
      underwriting
      class with a
      face amount of
      $350,000
---------------------------------------------------------------------------------------------------
   Guaranteed Survivor
      Plus Purchase
      Option Rider
   Minimum and Maximum  Monthly                  $.02 to $13.86 per       $.02 to $13.86 per $1,000
      Charge                                     $1,000 of Option amount  of Option amount
   Charge for a male    Monthly                  $.05 per $1,000 of       $.05 per $1,000 of Option
      insured, age 40,                           Option amount            amount
      in the preferred
      nonsmoker
      underwriting
      class with a
      face amount of
      $400,000
---------------------------------------------------------------------------------------------------
   Option to Purchase
      Long Term Care
      Insurance Rider
   Minimum and Maximum  Monthly                  $.20 to $1.88 per $10    $.20 to $1.88 per $10 of
      Charge                                     of initial daily         initial daily benefit
                                                 benefit amount           amount
   Charge for a male    Monthly                  $.37 per $10 of initial  $.37 per $10 of initial
      insured, age 35,                           daily benefit amount     daily benefit amount
      in the preferred
      nonsmoker
      underwriting
      class
   ------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2003. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................    .31%     1.26%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense
  reimbursements)*........................................    .31%     1.20%


---------------


* The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2005, as described in more detail below.



     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2003 (anticipated annual operating expenses for 2004 for the Neuberger Berman Real Estate Portfolio), before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                          GROSS        FEE WAIVERS      NET TOTAL
                                       MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL
                                          FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)
                                       ----------   --------   -----   ------------   --------------   -----------
METROPOLITAN SERIES FUND, INC. (CLASS
  A SHARES)
Davis Venture Value Portfolio........     .74%        .05%     .00%        .79%            .00%            .79%
FI International Stock Portfolio.....     .86%        .23%     .00%       1.09%            .00%           1.09%
FI Mid Cap Opportunities Portfolio...     .69%        .08%     .00%        .77%            .00%            .77%
Harris Oakmark Focused Value
  Portfolio..........................     .75%        .05%     .00%        .80%            .00%            .80%
Harris Oakmark Large Cap Value
  Portfolio..........................     .74%        .09%     .00%        .83%            .00%            .83%
Lehman Brothers Aggregate Bond Index
  Portfolio..........................     .25%        .09%     .00%        .34%            .00%            .34%
MetLife Mid Cap Stock Index
  Portfolio..........................     .25%        .15%     .00%        .40%            .00%            .40%
MetLife Stock Index Portfolio........     .25%        .06%     .00%        .31%            .00%            .31%
MFS Total Return Portfolio...........     .50%        .19%     .00%        .69%            .00%            .69%
Morgan Stanley EAFE Index
  Portfolio..........................     .30%        .41%     .00%        .71%            .00%            .71%
Neuberger Berman Partners Mid Cap
  Value Portfolio....................     .69%        .11%     .00%        .80%            .00%            .80%
Russell 2000 Index Portfolio.........     .25%        .22%     .00%        .47%            .00%            .47%
Salomon Brothers U.S. Government
  Portfolio..........................     .55%        .10%     .00%        .65%            .00%            .65%
State Street Research Aggressive
  Growth Portfolio...................     .73%        .08%     .00%        .81%            .00%            .81%
State Street Research Aurora
  Portfolio..........................     .85%        .08%     .00%        .93%            .00%            .93%
State Street Research Bond Income
  Portfolio..........................     .40%        .07%     .00%        .47%            .00%            .47%
State Street Research Large Cap
  Growth Portfolio...................     .73%        .07%     .00%        .80%            .00%            .80%
State Street Research Large Cap Value
  Portfolio..........................     .70%        .35%     .00%       1.05%            .10%            .95%(2)

                                                                          GROSS        FEE WAIVERS      NET TOTAL
                                       MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL
                                          FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)
                                       ----------   --------   -----   ------------   --------------   -----------
State Street Research Money Market
  Portfolio..........................     .35%        .05%     .00%        .40%            .00%            .40%
T. Rowe Price Large Cap Growth
  Portfolio..........................     .63%        .16%     .00%        .79%            .00%            .79%
T. Rowe Price Small Cap Growth
  Portfolio..........................     .52%        .11%     .00%        .63%            .00%            .63%
(CLASS E SHARES)
State Street Research Diversified
  Portfolio..........................     .44%        .07%     .15%        .66%            .00%            .66%
MET INVESTORS SERIES TRUST (CLASS A SHARES)
Harris Oakmark International
  Portfolio..........................     .85%        .36%     .00%       1.21%            .01%           1.20%(3)
Janus Aggressive Growth Portfolio....     .78%        .12%     .00%        .90%            .00%            .90%(3)
Lord Abbett Bond Debenture
  Portfolio..........................     .60%        .10%     .00%        .70%            .00%            .70%(4)
Met/AIM Mid Cap Core Equity
  Portfolio..........................     .75%        .21%     .00%        .96%            .01%            .95%(3)
Met/AIM Small Cap Growth Portfolio...     .90%        .26%     .00%       1.16%            .11%           1.05%(3)
Neuberger Berman Real Estate
  Portfolio..........................     .70%        .41%     .00%       1.11%            .21%            .90%(3,5)
PIMCO PEA Innovation Portfolio.......     .95%        .31%     .00%       1.26%            .16%           1.10%(3)
PIMCO Total Return Portfolio.........     .50%        .09%     .00%        .59%            .00%            .59%(4)
T. Rowe Price Mid-Cap Growth
  Portfolio..........................     .75%        .17%     .00%        .92%            .00%            .92%(3)
FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS SHARES)
VIP Equity-Income Portfolio..........     .48%        .09%     .00%        .57%            .00%            .57%
VIP Growth Portfolio.................     .58%        .09%     .00%        .67%            .00%            .67%
VIP High Income Portfolio............     .58%        .11%     .00%        .69%            .00%            .69%
VIP Overseas Portfolio...............     .73%        .17%     .00%        .90%            .00%            .90%
AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund................     .80%        .03%     .25%       1.08%            .00%           1.08%
American Funds Growth Fund...........     .37%        .02%     .25%        .64%            .00%            .64%
American Funds Growth-Income Fund....     .33%        .01%     .25%        .59%            .00%            .59%


---------------


(1) Net Total Annual Expenses do not reflect expense reductions that certain Eligible Funds achieved as a result of directed brokerage arrangements.



(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. (the "Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of the State Street Research Large Cap Value Portfolio will not exceed, at any time prior to April 30, 2005, the percentage shown in the table. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of this Portfolio are less than the expense limit.



(3) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2005, the percentages shown in the table (.95% in the case of the T. Rowe Price Mid-Cap Growth Portfolio). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to expense waivers in addition to those shown in the table, actual Net Total Annual Expenses for the year ended December 31, 2003, for the following Portfolios, were: 1.16% for the Harris Oakmark International Portfolio, .89% for the Janus Aggressive Growth Portfolio, .93% for the Met/AIM Mid Cap Core

    Equity Portfolio, 1.04% for the Met/AIM Small Cap Growth Portfolio, and .91% for the T. Rowe Price Mid-Cap Growth Portfolio.



(4) Other Expenses reflect the repayment by the Portfolio of fees previously waived by Met Investors Advisory, under the terms of the Expense Limitation Agreement, in the following amounts: .03% for the Lord Abbett Bond Debenture Portfolio and .02% for the PIMCO Total Return Portfolio.



(5) Expenses for the Neuberger Berman Real Estate Portfolio are annualized estimates for the year ending December 31, 2004, based on the Portfolio's May 1, 2004 start date.



     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with General American.



     An investment adviser or sub-adviser of an Eligible Fund or its affiliates may compensate General American and/or certain affiliates for administrative or other services relating to the Eligible Funds. The amount of this compensation is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages vary and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Policies.


     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  No Lapse Premium (in first five Policy years)

-  Secondary Guarantee Premium (to age 100)

CHARGES FROM PREMIUM PAYMENTS

-  Sales Load: 5% (currently 2% in Policy years 11 and thereafter)

-  Premium Tax Charge: 2.5%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Eligible Fund investments or the General Account (generally after an initial period in the State Street Research Money Market Division)

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Eligible Funds

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the General Account). Currently we do not limit the number of transfers you can make in a Policy year.

- We reserve the right to impose a $25 charge on each partial withdrawal in excess of 12 per Policy year and on each transfer (including a transfer between a Division and the General Account) in excess of 12 per Policy year.

-  We limit the amount of transfers from (and in some cases to) the General
   Account

- You may allocate your cash value among a maximum of 49 accounts over the life of the Policy.

LOANS

-  You may borrow your cash value

- Loan interest charge is 3.5%. (Currently we intend to charge 3.25% interest in Policy years 11-20 and 3.00% thereafter.)

- We transfer loaned funds out of the General Account and the Eligible Funds into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level or Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) during first five Policy years if the five-year No Lapse Premium guarantee is in effect, or until age 100 if the Secondary Guarantee Rider is in effect.

- On or after age 100, equal to cash value for insureds over age 80 at issue. For insureds age 80 or younger at issue, equal to the greater of (1) cash value and (2) the lesser of the face amount on the Policy anniversary at age 80 and at age 100.

-  Income tax free to named beneficiary (generally)

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Eligible Fund values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk or guaranteed issue rating) from the cash value each month

-  Any Rider Charges

-  Policy Charge: $25.00 per month (first year) and $6.00 per month thereafter

- Administration and Issue Expense Charge: Monthly charge ranging from approximately $.03 to $.38 per $1,000 of base Policy face amount that applies during the first ten Policy years or during the first ten Policy years following a face amount increase.

- Face Amount Increase Administration Charge: maximum one-time charge of $100 levied on each underwritten increase in the base Policy's face amount.

- Asset Charge applied against the cash value in the Separate Account at an annual rate of .60% in Policy years 1-10; .25% in Policy years 11-20; and .15% thereafter (guaranteed not to exceed 70% in Policy years 1-10; .35% in Policy years 11-20; and .25% thereafter)

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in first ten Policy years following a face amount increase). Maximum charge is 45% of Target Premium in first Policy year. After first Policy year, charge reduces ratably on a monthly basis over the remaining nine years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY


     General American Life Insurance Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. We are obligated to pay all benefits under the Policies.


THE SEPARATE ACCOUNT

     General American Separate Account Eleven is the funding vehicle for the Policies and other General American variable life insurance policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

THE ELIGIBLE FUNDS


     Each Division of the Separate Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.


     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


METROPOLITAN SERIES FUND, INC.              ADVISER: METLIFE ADVISERS, LLC(1)



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Davis Venture Value     Davis Selected           Growth of capital.
Portfolio               Advisers, L.P.(2)

FI International Stock  Fidelity Management &    Long-term growth of capital.
Portfolio (formerly,    Research Company(3)
Putnam International
Stock Portfolio)

FI Mid Cap              Fidelity Management &    Long-term growth of capital.
Opportunities           Research Company(4)
Portfolio (formerly,
Janus Mid Cap
Portfolio)

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Lehman Brothers         Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's Mid Cap 400 Composite Stock Price
                                                 Index.

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index.

MFS Total Return        Massachusetts            Favorable total return through investment in
Portfolio               Financial Services       a diversified portfolio.
                        Company

Morgan Stanley EAFE     Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman        Neuberger Berman         Capital growth.
Partners Mid Cap Value  Management Inc.
Portfolio

Russell 2000 Index      Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

Salomon Brothers U.S.   Salomon Brothers Asset   To maximize total return consistent with
Government Portfolio    Management Inc.          preservation of capital and maintenance of
                                                 liquidity.

State Street Research   State Street Research    Maximum capital appreciation.
Aggressive Growth       & Management Company
Portfolio

State Street Research   State Street Research    High total return, consisting principally of
Aurora Portfolio        & Management Company     capital appreciation.

State Street Research   State Street Research    A competitive total return primarily from
Bond Income Portfolio   & Management Company     investing in fixed-income securities.

State Street Research   State Street Research    High total return while attempting to limit
Diversified Portfolio   & Management Company     investment risk and preserve capital.

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Growth        & Management
Portfolio (formerly,    Company(5)
Alger Equity Growth
Portfolio)

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Value         & Management Company
Portfolio

State Street Research   State Street Research    A high level of current income consistent
Money Market            & Management Company     with preservation of capital.
Portfolio(6)

T. Rowe Price Large     T. Rowe Price            Long-term growth of capital, and
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.



MET INVESTORS SERIES TRUST                  ADVISER: MET INVESTORS ADVISORY LLC



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Harris Oakmark          Harris Associates L.P.   Long-term capital appreciation.
International
Portfolio

Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC

Lord Abbett Bond        Lord, Abbett & Co. LLC   High current income and the opportunity for
Debenture Portfolio                              capital appreciation to produce a high total
                                                 return.

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

Neuberger Berman Real   Neuberger Berman         Total return through investment in real
Estate Portfolio        Management Inc.          estate securities, emphasizing both capital
                                                 appreciation and current income.

PIMCO PEA Innovation    PEA Capital LLC          Capital appreciation; no consideration is
Portfolio (formerly,    (formerly, PIMCO         given to income.
PIMCO Innovation        Equity Advisors LLC)
Portfolio)

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

T. Rowe Price Mid-Cap   T. Rowe Price            Long-term growth of capital.
Growth Portfolio        Associates, Inc.



FIDELITY VARIABLE INSURANCE PRODUCTS              ADVISER: FIDELITY MANAGEMENT &
                                                                RESEARCH COMPANY



ELIGIBLE FUND                 SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                 -----------                    --------------------
VIP Equity-Income        FMR Co., Inc.            Reasonable income. The Fund will also
Portfolio                                         consider the potential for capital
                                                  appreciation. The fund's goal is to achieve
                                                  a yield which exceeds the composite yield
                                                  on the securities comprising the Standard &
                                                  Poor's 500(sm) Index (S&P 500(R)).

VIP Growth Portfolio     FMR Co., Inc.            Capital appreciation.

VIP High Income          FMR Co., Inc.            A high level of current income, while also
Portfolio                                         considering growth of capital.

VIP Overseas Portfolio   FMR Co., Inc.            Long-term growth of capital.



AMERICAN FUNDS INSURANCE SERIES                    ADVISER: CAPITAL RESEARCH AND
                                                              MANAGEMENT COMPANY



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
American Funds Global   N/A                      Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth   N/A                      Capital appreciation through stocks.
Fund

American Funds Growth-  N/A                      Capital appreciation and income.
Income Fund


---------------
(1) Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.

(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(3) Prior to December 16, 2003, Putnam Investment Management, LLC was the sub-adviser to this Portfolio.


(4) Prior to May 1, 2004, Janus Capital Management LLC was the sub-adviser to this Portfolio.


(5) Prior to May 1, 2004, Fred Alger Management, Inc. was the sub-adviser to this Portfolio.


(6) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.


     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.


SHARE CLASSES OF THE ELIGIBLE FUNDS


     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A shares for all Portfolios except the State Street Research Diversified Portfolio, and Class E shares for the State Street Research Diversified Portfolio, for the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


VOTING RIGHTS

     We own the Eligible Fund shares held in the Separate Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for or against, or withhold from voting on, any proposition in the same proportion as the shares held in that Division for all policies for which we have received voting instructions.

     We will vote Eligible Fund shares held by our General Account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY GENERAL AMERICAN

     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right, in our discretion: (1) to add Divisions; (2) to combine Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our General Account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments. If automatic allocations (such as dollar cost averaging, portfolio rebalancing or premium payments made through our pre-authorized checking arrangement) are being made to a Division that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Division will be allocated to the State Street Research Money Market Division.


     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY


     To purchase a Policy, you must submit a completed application and an initial premium to us at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".) The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount.


     The Policies are available for insureds age 85 or younger on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. (We issue guaranteed issue Policies based on very limited underwriting information.) We may consent to issue the Policies on insureds up to age 90. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Division performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Administrative Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by transferring all of your Policy's cash value to the General Account. The transfer will not be subject to a transfer charge, if any, and it will have no effect on the Policy's death benefit, face amount, net amount at risk, risk classification or issue age. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within the first two Policy years. If you do so, we will automatically allocate all future net premiums to the General Account and transfers of cash value to the Separate Account will no longer be permitted.

     The Policy permits us to limit allocations to the General Account under some circumstances. (See "The General Account.") If we limit such allocations, you may still exercise the 24 Month Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND AND CONNECTICUT. Under Policies issued in Maryland and Connecticut, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within the first two Policy years. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had.


     Contact our Administrative Office (see "Receipt of Communications and Payments at General American's Administrative Office") or your registered representative for more specific information about the 24 Month Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.


CHANGE OF INSURED PERSON

     We offer a benefit that permits you to change the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable and that you have an insurable interest in that person's life. The right to change the insured person is subject to some restrictions, may result in a cost or credit to you. A change of the insured person is a taxable exchange. In addition, a change of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial withdrawal of cash value. (No Surrender Charge will apply.)

     Your registered representative can provide current information on the availability of this benefit. You should consult your tax adviser before changing the insured person under your Policy.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $10.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us.


     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account under our pre-authorized checking arrangement.


     You may not make premium payments on or after the Policy anniversary when the insured reaches age 100, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "Modified Endowment Contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".) The amount of your "7-pay limit" is shown in your Policy illustration. In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.


     We allocate net payments to your Policy's Divisions as of the date we receive the payments at our Administrative Office, if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".) If you make a payment that exceeds the "7-pay limit", we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a Modified Endowment Contract. However, when we receive a premium payment prior to the Policy anniversary and it is in response to a premium bill, if allocating the premium immediately to the Policy would cause the Policy to become a Modified Endowment Contract, we will wait until the day after the Policy anniversary to allocate the premium to the Divisions.


     Under our current processing, unless you instruct us otherwise in writing, amounts paid while a Policy loan is outstanding are treated as premiums. We do not treat a payment as a repayment of a Policy loan unless you instruct us to.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY


     INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".)



     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits.")



     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received at our Administrative Office. In New Jersey, the Policy Date and the investment start date will generally be the date on which your premium payment is received at our Administrative Office.



     BACKDATING. We may consent to backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges. Backdating is not available in New Jersey.


RIGHT TO EXAMINE POLICY

     You may cancel the Policy or an increase in face amount within ten days (more in some states) after you receive it. You may return the Policy or face amount increase to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law). If you return an increase in face amount, it is cancelled from its beginning, and we will return to your cash value the Monthly Deductions for the increase, as well as the Face Amount Increase Administration Charge.

ALLOCATION OF NET PREMIUMS


     We generally allocate your initial net premium to the Divisions and the General Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, however, we hold your initial net premium in the State Street Research Money Market Division until fifteen days after we apply your initial premium to the Policy, and then we make the allocation among the Divisions and/or the General Account as you choose. You can allocate to a cumulative maximum of 49 accounts (including the General Account) over the life of the Policy. You may allocate any whole percentage to a Division. For special rules regarding allocations to the General Account, see "The General Account."


     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or in writing. (See "Receipt of Communications and Payments at General American's Administrative Office.")

     We will maintain an ongoing record of the accounts to which you allocate premiums and cash values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all cash value out of an account and later reallocate cash value or premiums to that same account without increasing the number of accounts utilized. If an underlying fund is replaced by a new fund, the transfer of cash value to the new fund will not be considered a new allocation. Allocating premiums and cash value among a large number of accounts in early Policy years may limit your ability to take advantage of new funds that may be added in later years.

     We allocate net premiums to your Policy's Divisions on the day the payments are received at our Administrative Office, if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     When we allocate net premiums to your Policy's Divisions, we convert them into accumulation units of the Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date.

For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)

  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S ADMINISTRATIVE
                                     OFFICE


     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).


     The Administrative Office for various Policy transactions is as follows:


Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Payment Inquiries and                  General American
Correspondence                         Remittance Processing
                                       4100 Boy Scout Blvd.
                                       Tampa, FL 33607

Beneficiary and Ownership              General American
Changes                                P.O. Box 355
Surrenders, Loans,                     Warwick, RI 02887-0355
Withdrawals and
Division Transfers
Death Claims

Cancellations (Free Look               General American/MetLife
Period)                                Johnstown Compliance Resource Center
                                       Free Look Unit
                                       500 Schoolhouse Road
                                       Johnstown, PA 15904

All Telephone                          (800) 638-9294
Transactions and Inquiries



     You may request a transfer or a reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us, or, for Policies that are not business-owned, over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine. Any telephone, Internet or fax instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.



     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.


PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC,
(ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Division transfers impractical, or (iii) at any other time when the Eligible Funds or the Separate Account have the legal right to suspend payment.

     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our General Account or that of an affiliate. Interest is credited at an effective rate of 3% per year.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the General Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Divisions

     -- interest credited to cash value in the General Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Divisions and the General Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Division multiplied by that Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to a Division into accumulation units of the Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in a Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of a Division depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for a Division reflects:

     -- the change in net asset value per share of the corresponding Eligible
        Fund (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS


     If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.


     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A (Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, underwriting class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     If you seek to reduce the cost of your insurance protection in the first ten Policy years, it is generally to your economic advantage to include some portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider, because current charges for the rider are lower than for the base Policy in Policy years 1 through 10. In Policy years 11 through 25 current charges are the same, but starting in Policy year 26 (or the insured's age 95, if earlier), current charges for coverage under the rider are higher than under the base Policy. Guaranteed maximum charges on the rider are generally higher in all Policy years (except under Policies issued in New Jersey, where they are the same as for the base Policy). In determining how much rider coverage to include, you must balance the cost savings to be gained in the first ten Policy years against the increased cost of coverage in later Policy years. You should also be aware that unlike the base Policy, the Supplemental Coverage Term Rider terminates at age 100, and the benefit provided by the Acceleration of Death Benefit Rider (described below) does not apply to the coverage under the Supplemental Coverage Term Rider. Reductions in the face amount of the Supplemental Coverage Term Rider can only occur on Policy anniversaries.

     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account, and usually increase with the age of the covered individual. Term riders have no surrenderable cash value.

     Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     AGE 100. If the death benefit is payable on or after the insured's attained age 100, the death benefit will be:

     -- the cash value on the date of death, if the insured was older than 80 at issue, or

     -- the greater of (1) the cash value on the date of death, and (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any outstanding loan and loan interest to the date of death and partial withdrawals. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION


     After the first Policy year and prior to the insured's attained age 100 (85 in Florida and Oregon), you may change your death benefit option by written request to our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".) The change will be effective on the monthly anniversary on or following the date we receive your request. We may require proof of insurability. A change in death benefit option may have tax consequences.


     If you change from Option A (Face Amount) to Option B (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then the face amount of any Supplemental Coverage Term Rider, then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), but not below the Policy minimum, and finally the face amount of any Adjustable Benefit Term Rider. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A to Option B. (See "Surrender Charge".)

     If you change from Option B (Face Amount Plus Cash Value) to Option A (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

INCREASE IN FACE AMOUNT


     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must not exceed the maximum age at which we currently offer new insurance for the amount of the increase. The minimum amount of increase permitted is $10,000 ($20,000 for insureds aged 90). The increase is effective on the monthly anniversary on or next following our receipt of a completed request at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".) An increase in face amount may have tax consequences.


     A Face Amount Increase Administration Charge of $100 applies to each underwritten face amount increase, and is deducted from the Policy's cash value on the monthly anniversary when the increase takes effect. The face amount increase will have its own Target Premium, as well as its own Surrender Charge, monthly Administration and Issue Expense Charge rates, current cost of insurance rates, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount".) When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to the Supplemental Coverage Term Rider, then to the Adjustable Benefit Term Rider, and finally to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. You may reduce your Policy's face amount by reducing the face amount of your Supplemental Coverage Term Rider or your Adjustable Benefit Term Rider, if applicable, or by reducing the face amount of your base Policy.

     If you decrease the face amount of your base Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. (A reduction in the face amount of your Supplemental Coverage Term Rider or Adjustable Benefit Term Rider will not trigger a Surrender Charge.)

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy Federal income tax laws, a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable.) We also may decrease any rider benefits attached to the Policy. The amount of any face reduction must be at least $10,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your base Policy face amount, we will first decrease any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, and then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option).

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.


     A face amount reduction takes effect as of the monthly anniversary on or next following the date when we receive a request. You may only reduce the face amount of your Supplemental Coverage Term Rider on the Policy anniversary. You can contact your registered representative or our Administrative Office for information on face reduction procedures. (See "Receipt of Communications and Payments at General American's Administrative Office".)


     A reduction in the face amount of a Policy may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender a Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at General American's Administrative Office".) The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the cash surrender value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL WITHDRAWAL

     After the Right to Examine Policy period you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. We reserve the right to decline a partial withdrawal request that would reduce the face amount below the Policy's required minimum. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the General Account. (See "The General Account".) Currently, we permit partial withdrawals of up to 100% of the cash surrender value in the Separate Account. We have the right to limit partial withdrawals to twelve per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal in excess of twelve per Policy year.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any remaining initial face amount (including face amount increases resulting from a change in death benefit option) down to the required minimum (excluding riders), the amount of any Supplemental Coverage Term Rider, the face amount of any Adjustable Benefit Term Rider, and any face amount increases in the same order in which they were issued.

     You may not reinvest cash value paid upon a partial withdrawal in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums".

     Unless you request otherwise, a partial withdrawal reduces the cash value in the Divisions of the Separate Account and the General Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     A reduction in the death benefit as a result of a partial withdrawal may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider is available to you at no cost at issue of the Policy if the insured is age 85 or younger. If you choose the rider, you can make a partial withdrawal of cash value on any Policy anniversary until age 95 of the insured, without reducing the Policy's face amount. You can withdraw the greater of

(1) 15% of the cash surrender value at the beginning of the Policy year, and (2) the increase in cash surrender value since the last Policy anniversary.

     The minimum amount withdrawn must be $500. Any limits that would otherwise apply to a partial withdrawal do not apply to a withdrawal under this rider. However, if you make a partial withdrawal (1) for more than the amount permitted under the rider, or (2) on a day other than the Policy anniversary, the rider will terminate. It also terminates at age 95 of the insured, or upon your request.

     SPLIT DOLLAR PARTIAL WITHDRAWAL. If the Policy is issued in connection with a split dollar insurance arrangement, after the first Policy year, you will have a one-time right to request a withdrawal of up to the entire cash surrender value without regard to the General Account withdrawal limits. Exercise of this right must be accompanied by a release of the collateral assignment, if applicable. Normal withdrawal rules apply unless you specifically request your withdrawal in reference to the split dollar partial withdrawal provision. At the time of your request, you must elect one of the following Withdrawal Options:

     1. Dollar for dollar withdrawal option, under which the amount of any face amount reduction and associated Surrender Charge are determined in the same manner as for any other partial withdrawal.

     2. Split dollar rollout withdrawal option, under which the amount of any face amount reduction is limited to the amount that would result in a recapture ceiling taxable amount of zero.

The split dollar partial withdrawal endorsement is only available at issue and will automatically be included with any policy issued under a split dollar arrangement. There is no current cost for this endorsement, however, we reserve the right to assess a transaction charge of no more than $25 for a withdrawal. The endorsement is not available if you have selected the Anniversary Partial Withdrawal Rider. You should consult a tax adviser with respect to the tax consequences of the rider.

                                   TRANSFERS

TRANSFER OPTION


     You may transfer your Policy's cash value between the Divisions and to and from the General Account. (In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins after the first 15 days following application of the initial premium to the Policy.) We reserve the right to limit transfers to twelve per Policy year. Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge of $25 per transfer for transfers in excess of twelve in a Policy year. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request at our Administrative Office, if it is received before the close of regular trading on the New York Stock Exchange. A transfer request received after that time, or on a day when the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".) For special rules regarding transfers involving the General Account, see "The General Account".



     We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy Owners or Eligible Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular Divisions made by Policy Owners within given periods of time and/or investigating transfer activity identified by us or the Eligible Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and Divisions and may be more restrictive with regard to certain policies or Divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners or Eligible Fund shareholders. In addition, we cannot guarantee that the Eligible Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Eligible Funds.



     Our policies and procedures may result in restrictions being applied to Policy Owners. These restrictions may include:



     - requiring you to send us by U.S. mail a signed, written request to make transfers;



     - establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests, or suspending the right to make such requests;



     - limiting the number of transfers you may make each Policy Year;



     - charging a transfer fee or collecting a fund redemption fee;



     - denying a transfer request from an authorized third party acting on behalf of multiple Policy Owners; and



     - imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy Owners.



If restrictions are imposed on a Policy Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Eligible Fund prospectuses for more details.



DOLLAR COST AVERAGING/PORTFOLIO REBALANCING


     The Policy offers two automated transfer privileges: dollar cost averaging and portfolio rebalancing. With dollar cost averaging, your cash value will be transferred periodically from the State Street Research Money Market Division to one or more other Divisions that you select. With portfolio rebalancing, your cash value will be automatically reallocated among the Divisions and the General Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and portfolio rebalancing at the same time. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers under these programs will not count against the total number of transfers allowed, nor be subject to any charge. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value". The loan value equals the Policy's cash value net of the Surrender Charge, reduced by the Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at General American's Administrative Office".) You may increase your risk of lapse if you take a loan. You should contact our Administrative Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Divisions by the amount of the loan. A loan repayment increases the cash value in the Divisions by the amount of the repayment. Unless you request otherwise, we attribute Policy loans to the Divisions of the Separate Account and the General Account in proportion to the cash value in each.

We transfer cash value equal to the amount of the loan from the Divisions and the General Account to the appropriate Loan Sub-Account within the Loan Account (which is part of the General Account). The Loan Account has a Loan Sub-Account that corresponds to each Division of the Separate Account and the General Account.

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     We guarantee that the interest rate charged on Policy loans will not be more than 3.50% per year. Currently, we charge:

     -- 3.5% in Policy years 1-10

     -- 3.25% in Policy years 11-20

     -- 3.00% in Policy years 21+.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Divisions and the General Account to the appropriate Loan Sub-Accounts in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3% per year and is transferred on each Policy anniversary to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Divisions as a result of a loan does not participate in the investment experience of the Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the insured.

     FIRST FIVE POLICY YEARS. In general, if you pay the five-year No Lapse Monthly Premiums on time, the Policy will not lapse even if the cash surrender value is less than the Monthly Deduction in any month. The No Lapse Premium guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value that may have been paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the total No Lapse Premiums for the Policy up to that Policy month. If your total premium payments do not equal this amount, you will not have the protection of the five-year No Lapse Premium Guarantee. The guarantee will not apply if your Policy lapses and you later reinstate it. The No Lapse Monthly Premium is one-twelfth of the No Lapse Annual Premium amount shown in your Policy.

     TO AGE 100. In general, if you choose the Secondary Guarantee Rider and pay the Secondary Guarantee Premiums on time, the Policy can stay in force until the insured reaches age 100, even if the cash surrender value is less than the Monthly Deduction in any month. Similar to the No Lapse Premium guarantee, the Secondary Guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the sum of the Secondary Guarantee Premiums for the Policy up to that Policy month. If the premiums you have paid do not equal this amount, you will not have the protection of the Secondary Guarantee Rider. We will restrict any payment that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code. This limitation will not cause the Secondary Guarantee Rider to terminate.

     The No Lapse Premium and the Secondary Guarantee Premium will be recalculated due to certain Policy changes. Each will be recalculated if (1) you change the face amount, (2) you add, delete or change rider coverage, (3) the rating classification of your Policy is changed, or (4) we correct a misstatement of the insured's age or sex. In addition, the No Lapse Premium will be recalculated if you change the insured, and the Secondary Guarantee Premium will be recalculated if you change your death benefit option.

     If you choose the Secondary Guarantee Rider, the Monthly Deduction will include a charge for the rider until the rider terminates when the insured reaches age 100, unless the rider terminates before then. The rider will also terminate upon request or in the event of the following:

     --  death of the insured

     --  termination of the Policy

     --  change of insured

     -- addition of a term rider on the life of someone other than the insured, if you have selected the guideline premium test for the Policy.

     If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force.

     If your Policy is in default, you have a 62-day grace period for payment of a premium large enough to keep the Policy in force. The amount due is the least of: a premium large enough to cover the Monthly Deduction amount due and all deductions from the premium; a premium large enough to satisfy the Secondary Guarantee Rider requirement, if the Policy has the rider; and a premium large enough to meet the five-year No Lapse Monthly Premium test. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. In these circumstances, we notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 100. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.

     The following riders and endorsements, some of which have been described previously, are available:

     SUPPLEMENTAL COVERAGE TERM RIDER, which provides non-convertible term insurance that terminates at age 100.

     TEMPORARY TERM RIDER, which provides insurance coverage from the date coverage is approved until a later Policy Date.

     SECONDARY GUARANTEE RIDER, which provides for a guaranteed death benefit to age 100.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     GUARANTEED SURVIVOR PLUS PURCHASE OPTION, which allows the beneficiary, upon the death of the insured, or the owner, under specified circumstances, to purchase coverage on a designated life or lives without providing evidence of insurability.

     OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.

     ADJUSTABLE BENEFIT TERM RIDER, which provides term insurance coverage on the insured that allows annual adjustments and which terminates at age 100.

     ACCELERATION OF DEATH BENEFIT RIDER, which provides for an accelerated payment of all or part of the Policy's death benefit, on a discounted basis, if the insured is terminally ill, as defined in the rider.

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER, which allows cash value to be withdrawn without reducing the Policy's face amount.

     SPLIT DOLLAR PARTIAL WITHDRAWAL ENDORSEMENT, which provides for a one-time withdrawal of cash value in connection with a split dollar life insurance arrangement.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                              THE GENERAL ACCOUNT

     THE POLICY HAS A GENERAL ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the General Account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the General Account are not registered under the Securities Act of 1933. The General Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, neither the General Account nor any interest therein is generally subject to the provisions of these Acts, and the SEC does not review General Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     The General Account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our General Account assets. General Account allocations do not share in the actual investment experience of the General Account. Instead, we guarantee that the General Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the General Account periodically. The General Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the General Account increases from net premiums allocated and transfers to the General Account and General Account interest, and decreases from loans, partial withdrawals made from the General Account, charges and transfers from the General Account. We deduct charges from the General Account and the Policy's Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Separate Account, the General Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the General Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     Except as described below, the General Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the General Account.

     After the Right to Examine Policy period, a portion of the cash value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. The amount of any partial withdrawal (net of applicable Surrender Charges) or any transfer must be at least $500, unless the balance remaining would be less than $100, in which case you may withdraw or transfer the entire General Account cash value. No amount may be withdrawn from the General Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. The total amount of transfers and withdrawals in a Policy year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Policy's cash surrender value in the General Account at the beginning of the Policy year, or (b) the previous Policy year's Maximum Amount (not to exceed the total cash surrender value of the Policy).

     Transfers and premium allocations to, and withdrawals from, the General Account are limited by the Maximum Allocation Percent and Maximum Withdrawal Percent Limit set forth in your Policy and in effect at the time a transfer request is made.

     There is no transaction charge for the first twelve partial withdrawals or twelve transfers in a Policy year. We reserve the right to limit partial withdrawals and transfers to twelve each in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Divisions and the General Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Loan Sub-Account bears to the total value of the Loan Account. The amount transferred from the Policy's Divisions and the General Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Divisions and the General Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial withdrawals from the Policy's Divisions and the General Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation.

     We can delay transfers, surrenders, withdrawals and Policy loans from the General Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Asset Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 5% sales charge from premiums.

     The sales charge is currently 2% rather than 5% for premiums paid in Policy year 11 and thereafter.

     The maximum sales charge is 5.6% in North Carolina.

     PREMIUM TAX CHARGE. We deduct 2.5% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.5%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     The maximum premium tax charge is 1.9% in North Carolina.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $2,000 (in the first ten Policy years).

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 175     (8.75% X 2,000 = total sales, premium tax and Federal tax
           -------    charges)
           $1,825     Net Premium

SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 90 at issue of the Policy, or the face amount increase, the Surrender Charge period is nine years.) The maximum Surrender Charge is shown in your Policy.

     For the first partial withdrawal in any Policy year, no Surrender Charge will apply to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     We base the Surrender Charge on a percentage of the Target Premium. The Surrender Charge that applies during the first Policy year (or the first year
                              ----------------------------
following a face amount increase) is equal to 45% of the Target Premium. After the first Policy year, the Surrender Charge declines ratably on a monthly basis until it reaches $0 in the last month of the tenth Policy year (or the tenth year following a face amount increase).

                         EXAMPLES -- SURRENDER CHARGES

                                   HYPOTHETICAL            MAXIMUM SURRENDER
  INSURED                         TARGET PREMIUM                CHARGE
  -------                   ---------------------------    -----------------
  Male, Age 45                       $   6,900                 $   3,105
  Preferred Nonsmoker
  Face Amount $500,000
  Female, Age 45                     $   1,328                 $     598
  Preferred Smoker
  Face Amount $100,000
  Male, Age 55                       $  25,990                 $  11,696
  Standard Smoker
  Face Amount $1,000,000

     The table below shows the maximum Surrender Charge that applies to the Policy. The table shows the charge that applies if the lapse, surrender or face amount reduction occurs in any month of Policy year one and in the last month of Policy years two through ten.

                                                                               THE MAXIMUM SURRENDER
                                                    FOR POLICIES WHICH ARE    CHARGE IS THE FOLLOWING
                                                    SURRENDERED, LAPSED OR       PERCENTAGE OF ONE
                                                        REDUCED DURING            TARGET PREMIUM
                                                    ----------------------    -----------------------
Entire Policy Year                                             1                          45%
Last Month of Policy Years                                     2                          40%
                                                               3                          35%
                                                               4                          30%
                                                               5                          25%
                                                               6                          20%
                                                               7                          15%
                                                               8                          10%
                                                               9                           5%
                                                              10                           0%

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option".)

     The surrender charge reduces the Policy's cash value in the Divisions and the General Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal in excess of 12 per Policy year. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge of $25 on each transfer between Divisions or between a Division and the General Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. Transfers due to dollar cost averaging or portfolio rebalancing do not count as transfers for the purpose of assessing this charge.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement".)

     -- If the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 100.

     The Monthly Deduction reduces the cash value in each Division of the Separate Account and in the General Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Division of the Separate Account or to the General Account. If, in any month, the designated account has insufficient cash surrender value to satisfy the Monthly Deduction, we will charge the Monthly Deduction to all Divisions and, if applicable, the General Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year). The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     ADMINISTRATION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and during the first ten Policy years following a face amount increase, we impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge ranges from approximately 3 cents to 38 cents per $1000 of base Policy and Supplemental Coverage Term Rider face amount, and varies by the insured's issue age and underwriting class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, the charge is applied only to the base Policy face amount.

     FACE AMOUNT INCREASE ADMINISTRATIVE CHARGE. Each time there is an underwritten increase in the face amount of the base Policy, we deduct a one-time Face Amount Increase Administration Charge of $100 from the Policy's cash value on the monthly anniversary when the increase takes place. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction, except for the cost of insurance, Waiver of Monthly Deduction Rider and Secondary Guarantee Rider charges. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  substandard rating

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  underwriting class

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase).

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 1980 Nonsmoker CSO Tables, for Policies issued on juvenile insureds (below age 18 at issue).

        However, in all states except New Jersey, the maximum rates for coverage provided under the Supplemental Coverage Term Rider will be based on 110% of the applicable 1980 CSO Table rates.

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The underwriting classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, rated nonsmoker, guaranteed issue smoker and guaranteed issue nonsmoker

     --  for Policies issued on juvenile insureds: standard and rated.

     Rated and guaranteed issue Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of guaranteed issue Policies.)

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $50,000 or more where the issue age is 18 through 90.

     The elite nonsmoker class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. The classes available are guaranteed issue smoker and guaranteed issue nonsmoker. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO Tables (with smoker/nonsmoker modifications for non-juvenile insureds). Generally the current guaranteed issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis.

     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

     ASSET CHARGE. We impose a charge for our mortality and expense risks. Currently, the charge is made monthly, based on the cash value of the Policy in the Divisions of the Separate Account, at an annual rate of .60% in Policy years 1 through 10; .25% in Policy years 11 through 20; and .15% thereafter. The charge is guaranteed not to exceed .70% in Policy years 1 through 10; .35% in Policy years 11 through 20; and .25% thereafter.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 3.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than .50%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "General American's Income Taxes".)

     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.



     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.


     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."


     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the

     Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by General American (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under Federal tax law. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

     The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

GENERAL AMERICAN'S INCOME TAXES

     Under current Federal income tax law, General American is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, General American Distributors, Inc. ("Distributor") for the distribution and sale of the Policies. Distributor may enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Policies. We pay commissions to Distributor for sales of the Policies by selling firms. The State Street Research Diversified Portfolio, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments range from 0.15% to 0.25% of Separate Account assets invested in the particular Eligible Fund. An affiliate of General American may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. We also pay for Distributor's operating and other expenses.



     Distributor has entered into selling agreements with affiliated and unaffiliated selling firms under which sales representatives will receive commissions based on commission schedules and rules that vary based on the sales representative's contract. The maximum agent level commissions we and/or Distributor pay for sale of the Policy are: 90% of Target Premium and 3% of excess premium paid in year 1; 2% of premium paid in years 2-10; a service fee of 1% of premium paid in years 11 and later; and an additional service fee of ..10% of the Policy's unloaned cash value after the first Policy year. Under an alternative commission schedule available to sales representatives of certain affiliated selling firms, commissions paid in the first Policy year could be less than these amounts and service fees in later years could be greater than these amounts, although we anticipate that total commissions paid under either schedule would be equivalent on a present value basis. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.



     We and/or Distributor may also make bonus payments to selling firms, which in some cases may be based on anticipated sales of the Policy. These payments are made under one of three alternative schedules that depend on the terms of the selling agreement Distributor has entered into with the selling firm. Taking these bonus amounts into consideration, the maximum total compensation we and/or Distributor pay for sale of the Policy is generally not expected to exceed, on a present value basis, the maximum compensation described above plus 32% of Target Premium and .25% of excess premium paid in year 1; and .25% of premiums paid thereafter.



     We may also pay for the operating and other expenses of affiliated selling firms, including the following sales expenses: sales representative training allowances; compensation and bonuses for the affiliated selling firms' management team; advertising expenses; and all other expenses of distributing the Policies. Because registered representatives of affiliated selling firms are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



     A portion of the payments made to unaffiliated selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.



     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.


                               LEGAL PROCEEDINGS

     General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, General American believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account or General American Distributors.


     Regulatory bodies have contacted General American and have requested information relating to market timing and late trading of mutual funds and variable insurance products. General American believes that these inquiries are similar to those made to many financial service companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. We are in the process of responding and are fully cooperating with regard to these information requests and investigations. General American at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on General American's financial position.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS


     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                                    EXPERTS


     The financial statements of the Separate Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.


                              FINANCIAL STATEMENTS


     You may find the financial statements of the Company in the Statement of Additional Information. General American's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     ACCOUNT.  A Division of the Separate Account or the General Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the General Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     GENERAL ACCOUNT. The General Account is the account that holds all of our assets other than those allocated to the Loan Account or the Separate Account (or any other separate account) and to which you may allocate net premiums. It provides guarantees of principal and interest.


     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.


     LOAN ACCOUNT. The account to which cash value from the Separate and/or General Accounts is transferred when a Policy loan is taken.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.


     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial payment). Under our current administrative rules, any Policy that would be dated on the 29th, 30th or 31st of the month will receive a Policy Date of the 28th.


     TARGET PREMIUM. We use the Target Premium to determine the amount of Surrender Charge that may apply on a surrender, lapse, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction. The Target Premium varies by issue age, sex, smoking status and any substandard rating of the insured and the Policy's base face amount.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 99             101
       59                  134              100+                 100
       60                  130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                              NET SINGLE PREMIUM
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.11461    5.73493
40..........................................................  3.65441    4.10179
50..........................................................  2.64084    2.97655
60..........................................................  1.96130    2.20154
70..........................................................  1.53027    1.67101
80..........................................................  1.27945    1.33624
90..........................................................  1.14453    1.15541
100.........................................................  1.00000    1.00000

                                   APPENDIX B



                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES


                           AND CASH SURRENDER VALUES



     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $400,000 for a male aged 40. The insured is assumed to be in the preferred nonsmoker class. The tables assume no rider benefits and assume that no allocations are made to the General Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges".) Illustrations show the Option A death benefit.



     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.



     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, an administration and issue expense charge, an asset charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 10 Policy years. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.



     The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10%, correspond to net investment experience at constant annual rates of -.76%, 5.20% and 9.17%, respectively.



     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 40


                           $4,440 ANNUAL PREMIUM FOR


                     PREFERRED NONSMOKER UNDERWRITING RISK


                              $400,000 FACE AMOUNT


                             OPTION A DEATH BENEFIT


             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                   DEATH BENEFIT                    CASH SURRENDER VALUE                     CASH VALUE
               ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                        GROSS ANNUAL                        GROSS ANNUAL
END OF           RATE OF RETURN OF                    RATE OF RETURN OF                   RATE OF RETURN OF
POLICY   ----------------------------------   ---------------------------------   ---------------------------------
 YEAR       0%          6%          10%         0%          6%          10%         0%          6%          10%
------      --          --          ---         --          --          ---         --          --          ---
1...     $400,000   $  400,000   $  400,000   $   173   $      355   $      476   $ 2,171   $    2,353   $    2,474
2...      400,000      400,000      400,000     2,711        3,217        3,567     4,487        4,993        5,343
3...      400,000      400,000      400,000     5,166        6,148        6,850     6,720        7,702        8,404
4...      400,000      400,000      400,000     7,714        9,330       10,524     9,046       10,662       11,856
5...      400,000      400,000      400,000    10,738       13,171       15,026    11,848       14,281       16,136
6...      400,000      400,000      400,000    13,685       17,137       19,851    14,573       18,025       20,739
7...      400,000      400,000      400,000    16,541       21,220       25,014    17,207       21,886       25,680
8...      400,000      400,000      400,000    19,315       25,433       30,552    19,759       25,877       30,996
9...      400,000      400,000      400,000    22,016       29,791       36,507    22,238       30,013       36,729
10..      400,000      400,000      400,000    24,644       34,300       42,914    24,644       34,300       42,914
15..      400,000      400,000      400,000    40,442       64,262       89,129    40,442       64,262       89,129
20..      400,000      400,000      400,000    53,565      100,588      158,432    53,565      100,588      158,432
25..      400,000      400,000      400,000    63,970      145,803      265,585    63,970      145,803      265,585
30..      400,000      400,000      496,808    69,447      201,235      432,007    69,447      201,235      432,007
35..      400,000      400,000      721,972    67,906      270,793      687,592    67,906      270,793      687,592
40..      400,000      400,000    1,134,045    53,977      361,555    1,080,043    53,977      361,555    1,080,043
45..      400,000      506,474    1,759,906    16,761      482,356    1,676,101    16,761      482,356    1,676,101
50..                   664,403    2,702,314                632,764    2,573,632                632,764    2,573,632
55..                   832,223    3,983,097                823,983    3,943,660                823,983    3,943,660
60..                 1,071,713    6,062,569              1,071,713    6,062,569              1,071,713    6,062,569



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GENERAL AMERICAN OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40


                           $4,440 ANNUAL PREMIUM FOR


                     PREFERRED NONSMOKER UNDERWRITING RISK


                              $400,000 FACE AMOUNT


                             OPTION A DEATH BENEFIT


            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                  DEATH BENEFIT                  CASH SURRENDER VALUE                  CASH VALUE
              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                      GROSS ANNUAL                     GROSS ANNUAL
END OF          RATE OF RETURN OF                 RATE OF RETURN OF                RATE OF RETURN OF
POLICY   --------------------------------   ------------------------------   ------------------------------
 YEAR       0%         6%         10%         0%        6%         10%         0%        6%         10%
------      --         --         ---         --        --         ---         --        --         ---
1...     $400,000   $400,000   $  400,000   $     0   $   166   $      283   $ 1,988   $ 2,164   $    2,281
2...      400,000    400,000      400,000     2,332     2,814        3,148     4,108     4,590        4,924
3...      400,000    400,000      400,000     4,578     5,505        6,169     6,132     7,059        7,723
4...      400,000    400,000      400,000     6,719     8,230        9,348     8,051     9,562       10,680
5...      400,000    400,000      400,000     8,756    10,990       12,701     9,866    12,100       13,811
6...      400,000    400,000      400,000    10,676    13,773       16,226    11,564    14,661       17,114
7...      400,000    400,000      400,000    12,473    16,574       19,935    13,139    17,240       20,601
8...      400,000    400,000      400,000    14,144    19,388       23,836    14,588    19,832       24,280
9...      400,000    400,000      400,000    15,680    22,208       27,942    15,902    22,430       28,164
10..      400,000    400,000      400,000    17,071    25,021       32,258    17,071    25,021       32,258
15..      400,000    400,000      400,000    24,550    42,613       62,203    24,550    42,613       62,203
20..      400,000    400,000      400,000    25,159    58,404      102,041    25,159    58,404      102,041
25..      400,000    400,000      400,000    14,508    68,214      156,295    14,508    68,214      156,295
30..                 400,000      400,000              61,587      232,337              61,587      232,337
35..                 400,000      400,000              15,472      352,397              15,472      352,397
40..                              582,385                          554,653                          554,653
45..                              893,537                          850,987                          850,987
50..                            1,335,513                        1,271,917                        1,271,917
55..                            1,922,568                        1,903,533                        1,903,533
60..                            2,858,408                        2,858,408                        2,858,408



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GENERAL AMERICAN OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-638-9294. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.


     For information about historical values of the Separate Account Divisions, for Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-800-638-9294.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

File No. 811-4901

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                          INDEPENDENT AUDITOR'S REPORT

To the Policyholders of General American Separate Account Eleven and Board of Directors of General American Life Insurance Company

We have audited the accompanying statement of assets and liabilities of each of the Divisions (as disclosed in Note 1 to the financial statements) comprising General American Separate Account Eleven (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2003, and the related statements of operations and statements of changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions comprising the Separate Account of General American as of December 31, 2003, the results of their operations and the changes in their net assets for each of the periods in the three years then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida
April 23, 2004

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

                                       VIP                VIP               VIP               VIP                VIP
                                  EQUITY-INCOME         GROWTH           OVERSEAS        ASSET MANAGER       HIGH INCOME
                                     DIVISION          DIVISION          DIVISION           DIVISION          DIVISION
                                 ----------------   ---------------   ---------------   ----------------   ---------------
ASSETS:
INVESTMENTS AT VALUE
FIDELITY VARIABLE INSURANCE
 PRODUCTS ("FIDELITY FUNDS")
VIP Equity-Income Portfolio
 (1,112,212 shares; cost
 $24,819,480)..................  $     25,781,073   $            --   $            --   $             --   $            --
VIP Growth Portfolio
 (1,333,882 shares; cost
 $50,442,744)..................                --        41,403,704                --                 --                --
VIP Overseas Portfolio
 (817,862 shares; cost
 $13,673,042)..................                --                --        12,750,465                 --                --
VIP Asset Manager Portfolio
 (256,742 shares; cost
 $3,754,594)...................                --                --                --          3,712,484                --
VIP High Income Portfolio
 (1,114,161 shares; cost
 $8,310,214)...................                --                --                --                 --         7,743,417
VIP Mid Cap Portfolio
 (277,434 shares; cost
 $5,221,168)...................                --                --                --                 --                --
VAN ECK WORLDWIDE INSURANCE
 TRUST ("VAN ECK WORLDWIDE
 FUND")
Van Eck Worldwide Hard Assets
 Portfolio
 (54,902 shares; cost
 $649,878).....................                --                --                --                 --                --
Van Eck Worldwide Fund Emerging
 Markets Portfolio
 (108,779 shares; cost
 $1,010,557)...................                --                --                --                 --                --
RUSSELL INVESTMENT FUNDS
 ("RUSSELL FUNDS")
Russell Multi-Style Equity
 Portfolio
 (572,991 shares; cost
 $7,315,932)...................                --                --                --                 --                --
Russell Core Bond Portfolio
 (263,249 shares; cost
 $2,664,773)...................                --                --                --                 --                --
Russell Aggressive Equity
 Portfolio
 (204,042 shares; cost
 $2,362,561)...................                --                --                --                 --                --
Russell Non-US Portfolio
 (253,953 shares; cost
 $2,515,166)...................                --                --                --                 --                --
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC. ("AMERICAN
 CENTURY FUND")
American Century Income &
 Growth Portfolio
 (441,008 shares; cost
 $2,854,896)...................                --                --                --                 --                --
American Century International
 Portfolio
 (530,169 shares; cost
 $3,905,721)...................                --                --                --                 --                --
American Century Value
 Portfolio
 (603,667 shares; cost
 $3,923,314)...................                --                --                --                 --                --
J.P. MORGAN SERIES TRUST II
 ("J.P. MORGAN FUND")
J.P. Morgan Bond Portfolio
 (129,329 shares; cost
 $1,548,496)...................                --                --                --                 --                --
J.P. Morgan Small Company
 Portfolio
 (244,573 shares; cost
 $3,217,739)...................                --                --                --                 --                --
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Janus Mid Cap Portfolio
 (204,498 shares; cost
 $3,313,911)...................                --                --                --                 --                --
T. Rowe Price Small Cap
 Portfolio
 (460,946 shares; cost
 $4,988,587)...................                --                --                --                 --                --
T. Rowe Price Large Cap Growth
 Portfolio
 (422,794 shares; cost
 $4,221,655)...................                --                --                --                 --                --
Neuberger Berman Mid Cap Value
 Portfolio
 (64,704 shares; cost
 $932,525).....................                --                --                --                 --                --
FI International Stock
 Portfolio
 (186,186 shares; cost
 $1,604,755)...................                --                --                --                 --                --
Morgan Stanley EAFE Index
 Portfolio
 (623,380 shares; cost
 $4,526,941)...................                --                --                --                 --                --
                                 ----------------   ---------------   ---------------   ----------------   ---------------
Total Investments..............        25,781,073        41,403,704        12,750,465          3,712,484         7,743,417
Cash and Accounts Receivable...             5,781            74,542                --                 --                --
                                 ----------------   ---------------   ---------------   ----------------   ---------------
Total Assets...................        25,786,854        41,478,246        12,750,465          3,712,484         7,743,417
LIABILITIES:
Due to General American Life
 Insurance Company.............                --                --             6,712              5,791             5,513
                                 ----------------   ---------------   ---------------   ----------------   ---------------
NET ASSETS.....................  $     25,786,854   $    41,478,246   $    12,743,753   $      3,706,693   $     7,737,904
                                 ================   ===============   ===============   ================   ===============
Units Outstanding (In
 Thousands)....................             1,287             2,373               855                267               685
Unit Values....................  $10.68 to $28.02   $8.22 to $26.73   $9.09 to $19.28   $10.79 to $17.68   $9.32 to $13.10

                                                                            VAN ECK             RUSSELL
                                       VIP          VAN ECK WORLDWIDE      WORLDWIDE          MULTI-STYLE          RUSSELL
                                     MID CAP           HARD ASSETS      EMERGING MARKETS        EQUITY            CORE BOND
                                     DIVISION           DIVISION            DIVISION           DIVISION            DIVISION
                                 ----------------   -----------------   ----------------   -----------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
FIDELITY VARIABLE INSURANCE
 PRODUCTS ("FIDELITY FUNDS")
VIP Equity-Income Portfolio
 (1,112,212 shares; cost
 $24,819,480)..................  $             --   $             --    $            --     $            --    $             --
VIP Growth Portfolio
 (1,333,882 shares; cost
 $50,442,744)..................                --                 --                 --                  --                  --
VIP Overseas Portfolio
 (817,862 shares; cost
 $13,673,042)..................                --                 --                 --                  --                  --
VIP Asset Manager Portfolio
 (256,742 shares; cost
 $3,754,594)...................                --                 --                 --                  --                  --
VIP High Income Portfolio
 (1,114,161 shares; cost
 $8,310,214)...................                --                 --                 --                  --                  --
VIP Mid Cap Portfolio
 (277,434 shares; cost
 $5,221,168)...................         6,702,808                 --                 --                  --                  --
VAN ECK WORLDWIDE INSURANCE
 TRUST ("VAN ECK WORLDWIDE
 FUND")
Van Eck Worldwide Hard Assets
 Portfolio
 (54,902 shares; cost
 $649,878).....................                --            816,389                 --                  --                  --
Van Eck Worldwide Fund Emerging
 Markets Portfolio
 (108,779 shares; cost
 $1,010,557)...................                --                 --          1,321,666                  --                  --
RUSSELL INVESTMENT FUNDS
 ("RUSSELL FUNDS")
Russell Multi-Style Equity
 Portfolio
 (572,991 shares; cost
 $7,315,932)...................                --                 --                 --           6,623,775                  --
Russell Core Bond Portfolio
 (263,249 shares; cost
 $2,664,773)...................                --                 --                 --                  --           2,756,214
Russell Aggressive Equity
 Portfolio
 (204,042 shares; cost
 $2,362,561)...................                --                 --                 --                  --                  --
Russell Non-US Portfolio
 (253,953 shares; cost
 $2,515,166)...................                --                 --                 --                  --                  --
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC. ("AMERICAN
 CENTURY FUND")
American Century Income &
 Growth Portfolio
 (441,008 shares; cost
 $2,854,896)...................                --                 --                 --
American Century International
 Portfolio
 (530,169 shares; cost
 $3,905,721)...................                --                 --                 --
American Century Value
 Portfolio
 (603,667 shares; cost
 $3,923,314)...................                --                 --                 --
J.P. MORGAN SERIES TRUST II
 ("J.P. MORGAN FUND")
J.P. Morgan Bond Portfolio
 (129,329 shares; cost
 $1,548,496)...................                --                 --                 --                  --                  --
J.P. Morgan Small Company
 Portfolio
 (244,573 shares; cost
 $3,217,739)...................                --                 --                 --                  --                  --
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Janus Mid Cap Portfolio
 (204,498 shares; cost
 $3,313,911)...................                --                 --                 --                  --                  --
T. Rowe Price Small Cap
 Portfolio
 (460,946 shares; cost
 $4,988,587)...................                --                 --                 --                  --                  --
T. Rowe Price Large Cap Growth
 Portfolio
 (422,794 shares; cost
 $4,221,655)...................                --                 --                 --                  --                  --
Neuberger Berman Mid Cap Value
 Portfolio
 (64,704 shares; cost
 $932,525).....................                --                 --                 --                  --                  --
FI International Stock
 Portfolio
 (186,186 shares; cost
 $1,604,755)...................                --                 --                 --                  --                  --
Morgan Stanley EAFE Index
 Portfolio
 (623,380 shares; cost
 $4,526,941)...................                --                 --                 --                  --                  --
                                 ----------------   ----------------    ----------------    ---------------    ----------------
Total Investments..............         6,702,808            816,389          1,321,666           6,623,775           2,756,214
Cash and Accounts Receivable...                --                 --                 --                  --                  --
                                 ----------------   ----------------    ----------------    ---------------    ----------------
Total Assets...................         6,702,808            816,389          1,321,666           6,623,775           2,756,214
LIABILITIES:
Due to General American Life
 Insurance Company.............             5,443             13,526              8,103               1,456                  20
                                 ----------------   ----------------    ----------------    ---------------    ----------------
NET ASSETS.....................  $      6,697,365   $        802,863    $     1,313,563     $     6,622,319    $      2,756,194
                                 ================   ================    ================    ===============    ================
Units Outstanding (In
 Thousands)....................               491                 58                 82                 536                 186
Unit Values....................  $13.51 to $13.96   $12.62 to $16.95    $13.11 to $20.40    $9.15 to $13.95    $13.38 to $15.44

                       See Notes to Financial Statements

         RUSSELL            RUSSELL       AMERICAN CENTURY   AMERICAN CENTURY   AMERICAN CENTURY     J.P. MORGAN
    AGGRESSIVE EQUITY       NON-US        INCOME & GROWTH     INTERNATIONAL          VALUE               BOND
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION           DIVISION
    -----------------   ---------------   ----------------   ----------------   ----------------   ----------------
                  --
    $                   $            --   $            --     $           --    $            --    $             --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
           2,748,447                 --                --                 --                 --                  --
                  --          2,478,578                --                 --                 --                  --
                  --                 --         2,897,424                 --                 --                  --
                  --                 --                --          3,408,985                 --                  --
                  --                 --                --                 --          4,702,567                  --
                  --                 --                --                 --                 --           1,595,916
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
    ----------------    ---------------   ---------------     --------------    ----------------   ----------------
           2,748,447          2,478,578         2,897,424          3,408,985          4,702,567           1,595,916
                  --                959             1,411              8,776                129                 609
    ----------------    ---------------   ---------------     --------------    ----------------   ----------------
           2,748,447          2,479,537         2,898,835          3,417,761          4,702,696           1,596,525
              12,542                 --                --                 --                 --                  --
    ----------------    ---------------   ---------------     --------------    ----------------   ----------------
    $      2,735,905    $     2,479,537   $     2,898,835     $    3,417,761    $     4,702,696    $      1,596,525
    ================    ===============   ===============     ==============    ================   ================
                 190                216               257                353                325                 123
    $10.52 to $15.98    $9.97 to $11.68   $9.16 to $11.73     $8.69 to $9.90    $13.21 to $15.73   $12.66 to $13.54

           J.P. MORGAN                            T. ROWE PRICE      T. ROWE PRICE     NEUBERGER BERMAN           FI
          SMALL COMPANY         JANUS MID CAP    SMALL CAP GROWTH   LARGE CAP GROWTH    MID CAP VALUE     INTERNATIONAL STOCK
            DIVISION              DIVISION           DIVISION           DIVISION           DIVISION            DIVISION
     -----------------------   ---------------   ----------------   ----------------   ----------------   -------------------
        $             --       $            --   $            --    $            --    $            --     $             --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
               3,438,702                    --                --                 --                 --                   --
                      --             2,865,012                --                 --                 --                   --
                      --                    --         5,655,806                 --                 --                   --
                      --                    --                --          4,921,327                 --                   --
                      --                    --                --                 --          1,122,621                   --
                      --                    --                --                 --                 --            1,835,791
                      --                    --                --                 --                 --                   --
        ----------------       ---------------   ---------------    ---------------    ----------------    ----------------
               3,438,702             2,865,012         5,655,806          4,921,327          1,122,621            1,835,791
                      --                 2,957            43,526                 --              1,083                1,139
        ----------------       ---------------   ---------------    ---------------    ----------------    ----------------
               3,438,702             2,867,969         5,699,332          4,921,327          1,123,704            1,836,930
                   7,447                    --                --              2,190
        ----------------       ---------------   ---------------    ---------------    ----------------    ----------------
        $      3,431,255       $     2,867,969   $     5,699,332    $     4,919,137    $     1,123,704     $      1,836,930
        ================       ===============   ===============    ===============    ================    ================
                     252                   647               694                579                 97                  176
        $12.00 to $14.24       $4.35 to $11.02   $8.07 to $10.95    $8.33 to $10.82    $11.56 to $11.73    $10.37 to $10.55

     MORGAN STANLEY
       EAFE INDEX
        DIVISION
     ---------------
     $            --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
           6,109,118
     ---------------
           6,109,118
               6,248
     ---------------
           6,115,366
     ---------------
     $     6,115,366
     ===============
                 446
     $9.51 to $18.16

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

                                                                                        STATE STREET       STATE STREET
                                                     METLIFE       METLIFE MID CAP     RESEARCH LARGE        RESEARCH
                                                   STOCK INDEX       STOCK INDEX         CAP VALUE         DIVERSIFIED
                                                    DIVISION           DIVISION           DIVISION           DIVISION
                                                 ---------------   ----------------   ----------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
METROPOLITAN FUND CONTINUED
MetLife Stock Index Portfolio (2,677,610
 shares; cost $63,627,404).....................  $   78,855,620    $             --   $            --    $             --
MetLife Mid Cap Stock Index Portfolio (23,477
 shares; cost $263,034)........................              --             279,378                --                  --
State Street Research Large Cap Value Portfolio
 (710,403 shares; cost $5,895,675).............              --                  --         7,579,999                  --
State Street Research Diversified Portfolio
 (696,305 shares; cost $9,181,076).............              --                  --                --          10,535,067
Lehman Brothers Aggregate Bond Index Portfolio
 (1,263,920 shares; cost $13,578,341)..........              --                  --                --                  --
State Street Research Aurora Portfolio (514,307
 shares; cost $6,136,542)......................              --                  --                --                  --
Russell 2000 Index Portfolio (195,256 shares;
 cost $1,997,874)..............................              --                  --                --                  --
Harris Oakmark Large Cap Value Portfolio
 (339,646 shares; cost $3,508,110).............              --                  --                --                  --
Alger Equity Growth Portfolio (114,051 shares;
 cost $1,939,185)..............................              --                  --                --                  --
Harris Oakmark Focused Value Portfolio (29,756
 shares; cost $5,383,750)......................              --                  --                --                  --
Davis Venture Value Portfolio (90,370 shares;
 cost $1,966,855)..............................              --                  --                --                  --
State Street Research Money Market Portfolio
 (329,338 shares; cost $32,953,609)............              --                  --                --                  --
State Street Research Bond Income Portfolio
 (8,963 shares; cost $1,011,495)...............              --                  --                --                  --
State Street Research Aggressive Growth
 Portfolio (360,055 shares; cost $5,147,998)...              --                  --                --                  --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio (49,506
 shares; cost $307,480)........................              --                  --                --                  --
PIMCO Innovation Portfolio (64,499 shares; cost
 $268,181).....................................              --                  --                --                  --
PIMCO Total Return Portfolio (644,632 shares;
 cost $7,527,833)..............................              --                  --                --                  --
T. Rowe Price Mid-Cap Growth Portfolio (142,523
 shares; cost $822,207)........................              --                  --                --                  --
Met/AIM Small Cap Growth Portfolio (62,695
 shares; cost $688,088)........................              --                  --                --                  --
Met/AIM Mid Cap Core Portfolio (23,081 shares;
 cost $258,094)................................              --                  --                --                  --
Harris Oakmark International Portfolio (158,662
 shares; cost $1,649,617)......................              --                  --                --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio (227,561
 shares; cost $9,010,263)......................              --                  --                --                  --
American Funds Growth-Income Portfolio (216,455
 shares; cost $6,272,384)......................              --                  --                --                  --
American Funds Global Small Cap Portfolio
 (176,322 shares; cost $2,190,713).............              --                  --                --                  --
                                                 ---------------   ----------------   ----------------   ----------------
Total Investments..............................      78,855,620             279,378         7,579,999          10,535,067
Cash and Accounts Receivable...................          20,911                  61             6,676               2,758
                                                 ---------------   ----------------   ----------------   ----------------
Total Assets...................................      78,876,531             279,439         7,586,675          10,537,825
LIABILITIES:
Due to General American Life Insurance
 Company.......................................              --                  --                --                  --
                                                 ---------------   ----------------   ----------------   ----------------
NET ASSETS.....................................  $   78,876,531    $        279,439   $     7,586,675    $     10,537,825
                                                 ===============   ================   ================   ================
Units Outstanding (In Thousands)...............           4,947                  22               324                 549
Unit Values....................................  $9.19 to $42.22   $10.91 to $13.18   $10.59 to $38.02   $10.88 to $39.52


                                                   LEHMAN BROTHERS        STATE STREET       RUSSELL 2000      HARRIS OAKMARK
                                                 AGGREGATE BOND INDEX   RESEARCH AURORA         INDEX         LARGE CAP VALUE
                                                       DIVISION             DIVISION           DIVISION           DIVISION
                                                 --------------------   ----------------   ----------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
METROPOLITAN FUND CONTINUED
MetLife Stock Index Portfolio (2,677,610
 shares; cost $63,627,404).....................    $             --     $             --   $             --   $            --
MetLife Mid Cap Stock Index Portfolio (23,477
 shares; cost $263,034)........................                  --                   --                 --                --
State Street Research Large Cap Value Portfolio
 (710,403 shares; cost $5,895,675).............                  --                   --                 --                --
State Street Research Diversified Portfolio
 (696,305 shares; cost $9,181,076).............                  --                   --                 --                --
Lehman Brothers Aggregate Bond Index Portfolio
 (1,263,920 shares; cost $13,578,341)..........          13,814,647                   --                 --                --
State Street Research Aurora Portfolio (514,307
 shares; cost $6,136,542)......................                  --            8,547,776                 --                --
Russell 2000 Index Portfolio (195,256 shares;
 cost $1,997,874)..............................                  --                   --          2,333,308                --
Harris Oakmark Large Cap Value Portfolio
 (339,646 shares; cost $3,508,110).............                  --                   --                 --         4,096,132
Alger Equity Growth Portfolio (114,051 shares;
 cost $1,939,185)..............................                  --                   --                 --                --
Harris Oakmark Focused Value Portfolio (29,756
 shares; cost $5,383,750)......................                  --                   --                 --                --
Davis Venture Value Portfolio (90,370 shares;
 cost $1,966,855)..............................                  --                   --                 --                --
State Street Research Money Market Portfolio
 (329,338 shares; cost $32,953,609)............                  --                   --                 --                --
State Street Research Bond Income Portfolio
 (8,963 shares; cost $1,011,495)...............                  --                   --                 --                --
State Street Research Aggressive Growth
 Portfolio (360,055 shares; cost $5,147,998)...                  --                   --                 --                --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio (49,506
 shares; cost $307,480)........................                  --                   --                 --                --
PIMCO Innovation Portfolio (64,499 shares; cost
 $268,181).....................................                  --                   --                 --                --
PIMCO Total Return Portfolio (644,632 shares;
 cost $7,527,833)..............................                  --                   --                 --                --
T. Rowe Price Mid-Cap Growth Portfolio (142,523
 shares; cost $822,207)........................                  --                   --                 --                --
Met/AIM Small Cap Growth Portfolio (62,695
 shares; cost $688,088)........................                  --                   --                 --                --
Met/AIM Mid Cap Core Portfolio (23,081 shares;
 cost $258,094)................................                  --                   --                 --                --
Harris Oakmark International Portfolio (158,662
 shares; cost $1,649,617)......................                  --                   --                 --                --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio (227,561
 shares; cost $9,010,263)......................                  --                   --                 --                --
American Funds Growth-Income Portfolio (216,455
 shares; cost $6,272,384)......................                  --                   --                 --                --
American Funds Global Small Cap Portfolio
 (176,322 shares; cost $2,190,713).............                  --                   --                 --                --
                                                   ----------------     ----------------   ----------------   ----------------
Total Investments..............................          13,814,647            8,547,776          2,333,308         4,096,132
Cash and Accounts Receivable...................               5,426                   --                 --             1,644
                                                   ----------------     ----------------   ----------------   ----------------
Total Assets...................................          13,820,073            8,547,776          2,333,308         4,097,776
LIABILITIES:
Due to General American Life Insurance
 Company.......................................                  --               97,850             33,033                --
                                                   ----------------     ----------------   ----------------   ----------------
NET ASSETS.....................................    $     13,820,073     $      8,449,926   $      2,300,275   $     4,097,776
                                                   ================     ================   ================   ================
Units Outstanding (In Thousands)...............                 812                  521                210               392
Unit Values....................................    $11.20 to $29.65     $10.96 to $16.98   $10.90 to $11.43   $10.28 to $10.51


                                                  ALGER EQUITY      HARRIS OAKMARK
                                                     GROWTH         FOCUSED VALUE
                                                    DIVISION           DIVISION
                                                 ---------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
METROPOLITAN FUND CONTINUED
MetLife Stock Index Portfolio (2,677,610
 shares; cost $63,627,404).....................  $           --    $             --
MetLife Mid Cap Stock Index Portfolio (23,477
 shares; cost $263,034)........................              --                  --
State Street Research Large Cap Value Portfolio
 (710,403 shares; cost $5,895,675).............              --                  --
State Street Research Diversified Portfolio
 (696,305 shares; cost $9,181,076).............              --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 (1,263,920 shares; cost $13,578,341)..........              --                  --
State Street Research Aurora Portfolio (514,307
 shares; cost $6,136,542)......................              --                  --
Russell 2000 Index Portfolio (195,256 shares;
 cost $1,997,874)..............................              --                  --
Harris Oakmark Large Cap Value Portfolio
 (339,646 shares; cost $3,508,110).............              --                  --
Alger Equity Growth Portfolio (114,051 shares;
 cost $1,939,185)..............................       2,135,038                  --
Harris Oakmark Focused Value Portfolio (29,756
 shares; cost $5,383,750)......................              --           6,673,036
Davis Venture Value Portfolio (90,370 shares;
 cost $1,966,855)..............................              --                  --
State Street Research Money Market Portfolio
 (329,338 shares; cost $32,953,609)............              --                  --
State Street Research Bond Income Portfolio
 (8,963 shares; cost $1,011,495)...............              --                  --
State Street Research Aggressive Growth
 Portfolio (360,055 shares; cost $5,147,998)...              --                  --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio (49,506
 shares; cost $307,480)........................              --                  --
PIMCO Innovation Portfolio (64,499 shares; cost
 $268,181).....................................              --                  --
PIMCO Total Return Portfolio (644,632 shares;
 cost $7,527,833)..............................              --                  --
T. Rowe Price Mid-Cap Growth Portfolio (142,523
 shares; cost $822,207)........................              --                  --
Met/AIM Small Cap Growth Portfolio (62,695
 shares; cost $688,088)........................              --                  --
Met/AIM Mid Cap Core Portfolio (23,081 shares;
 cost $258,094)................................              --                  --
Harris Oakmark International Portfolio (158,662
 shares; cost $1,649,617)......................              --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio (227,561
 shares; cost $9,010,263)......................              --                  --
American Funds Growth-Income Portfolio (216,455
 shares; cost $6,272,384)......................              --                  --
American Funds Global Small Cap Portfolio
 (176,322 shares; cost $2,190,713).............              --                  --
                                                 ---------------   ----------------
Total Investments..............................       2,135,038           6,673,036
Cash and Accounts Receivable...................           3,152               4,039
                                                 ---------------   ----------------
Total Assets...................................       2,138,190           6,677,075
LIABILITIES:
Due to General American Life Insurance
 Company.......................................              --                  --
                                                 ---------------   ----------------
NET ASSETS.....................................  $    2,138,190    $      6,677,075
                                                 ===============   ================
Units Outstanding (In Thousands)...............             327                 494
Unit Values....................................  $6.33 to $10.15   $11.59 to $13.75

                       See Notes to Financial Statements

                                                              STATE STREET
                         STATE STREET       STATE STREET        RESEARCH           JANUS
         DAVIS          RESEARCH MONEY     RESEARCH BOND       AGGRESSIVE        AGGRESSIVE         PIMCO          PIMCO TOTAL
     VENTURE VALUE          MARKET             INCOME            GROWTH            GROWTH         INNOVATION          RETURN
        DIVISION           DIVISION           DIVISION          DIVISION          DIVISION         DIVISION          DIVISION
    ----------------   ----------------   ----------------   ---------------   --------------   --------------   ----------------
    $             --   $             --   $             --   $            --   $           --   $           --   $             --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
           2,283,638                 --                 --                --               --               --                 --
                  --         32,953,613                 --                --               --               --                 --
                  --                 --          1,036,161                --               --               --                 --
                  --                 --                 --         6,462,986               --               --                 --
                  --                 --                 --                --          348,025               --                 --
                  --                 --                 --                --               --          311,531                 --
                  --                 --                 --                --               --               --          7,484,173
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
    ----------------   ----------------   ----------------   ---------------   --------------   --------------   ----------------
           2,283,638         32,953,613          1,036,161         6,462,986          348,025          311,531          7,484,173
                 875            581,459                 --               589            2,452               --                 --
    ----------------   ----------------   ----------------   ---------------   --------------   --------------   ----------------
           2,284,513         33,535,072          1,036,161         6,463,575          350,477          311,531          7,484,173
                  --                 --             30,817                --               --              121              1,605
    ----------------   ----------------   ----------------   ---------------   --------------   --------------   ----------------
    $      2,284,513   $     33,535,072   $      1,005,344   $     6,463,575   $      350,477   $      311,410   $      7,482,568
    ================   ================   ================   ===============   ==============   ==============   ================
                 206              2,760                 90               562               49               51                672
    $11.06 to $11.22   $10.16 to $20.10   $11.11 to $11.28   $8.17 to $14.81   $6.89 to $9.96   $5.85 to $9.86   $11.04 to $11.20


      T. ROWE PRICE
         MID-CAP        MET/AIM SMALL       MET/AIM MID       HARRIS OAKMARK     AMERICAN FUNDS     AMERICAN FUNDS
         GROWTH           CAP GROWTH      CAP CORE EQUITY     INTERNATIONAL          GROWTH         GROWTH-INCOME
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION           DIVISION
     ---------------   ----------------   ----------------   ----------------   ----------------   ----------------
     $            --   $             --   $             --   $             --   $             --   $             --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
             910,725                 --                 --                 --                 --                 --
                  --            754,217                 --                 --                 --                 --
                  --                 --            284,594                 --                 --                 --
                  --                 --                 --          1,886,493                 --                 --
                  --                 --                 --                 --         10,354,018                 --
                  --                 --                 --                 --                 --          7,246,922
                  --                 --                 --                 --                 --                 --
     ---------------   ----------------   ----------------   ----------------   ----------------   ----------------
             910,725            754,217            284,594          1,886,493         10,354,018          7,246,922
                  --                145                 69                210                 --                 --
     ---------------   ----------------   ----------------   ----------------   ----------------   ----------------
             910,725            754,362            284,663          1,886,703         10,354,018          7,246,922
               9,892                 --                 --                 --             55,834            101,432
     ---------------   ----------------   ----------------   ----------------   ----------------   ----------------
     $       900,833   $        754,362   $        284,663   $      1,886,703   $     10,298,184   $      7,145,490
     ===============   ================   ================   ================   ================   ================
                  95                 72                 26                101                938                660
     $9.39 to $10.01   $10.48 to $10.96   $10.71 to $10.87   $11.28 to $11.50   $10.91 to $11.11   $10.78 to $10.94


      AMERICAN FUNDS
       GLOBAL SMALL
           CAP
         DIVISION
     ----------------
     $             --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
            2,482,616
     ----------------
            2,482,616
                   --
     ----------------
            2,482,616
               12,478
     ----------------
     $      2,470,138
     ================
                  211
     $11.66 to $12.00

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                     S&P 500 INDEX                                   MONEY MARKET
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001            2003             2002           2001
                                     ---------------   ------------   ------------   ---------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $    593,967     $ 1,167,747    $        --       $  90,569       $ 774,745      $       --
 Expenses..........................        134,879         480,933        490,060          50,148         149,287         180,618
                                      ------------     ------------   -----------       ---------       ---------      ----------
Net investment income (loss).......        459,088         686,814       (490,060)         40,421         625,458        (180,618)
                                      ------------     ------------   -----------       ---------       ---------      ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............    (39,927,271)      3,540,889       (986,966)       (198,200)        170,786         271,905
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     41,060,546     (22,326,807)    (7,587,082)        209,847        (497,226)        779,684
                                      ------------     ------------   -----------       ---------       ---------      ----------
Net realized and unrealized gains
 (losses)..........................      1,133,275     (18,785,918)    (8,574,048)         11,647        (326,440)      1,051,589
                                      ------------     ------------   -----------       ---------       ---------      ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $  1,592,363     $(18,099,104)  $(9,064,108)      $  52,068       $ 299,018      $  870,971
                                      ============     ============   ===========       =========       =========      ==========

                                                      BOND INDEX
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001
                                     ---------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................     $ 182,144        $549,954       $     --
 Expenses..........................        25,876          75,834         60,494
                                        ---------        --------       --------
Net investment income (loss).......       156,268         474,120        (60,494)
                                        ---------        --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............       772,285         271,350        126,256
Change in net unrealized
 appreciation (depreciation) of
 investments.......................      (738,893)        229,286        568,995
                                        ---------        --------       --------
Net realized and unrealized gains
 (losses)..........................        33,392         500,636        695,251
                                        ---------        --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................     $ 189,660        $974,756       $634,757
                                        =========        ========       ========

                       See Notes to Financial Statements

                   MANAGED EQUITY                                 ASSET ALLOCATION
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
     TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
         2003             2002           2001            2003             2002           2001
    ---------------   ------------   ------------   ---------------   ------------   ------------
      $    30,769     $   152,484     $      --       $    64,105     $   412,972    $        --
           13,711          53,616        56,525            21,073          80,006        107,537
      -----------     -----------     ---------       -----------     -----------    -----------
           17,058          98,868       (56,525)           43,032         332,966       (107,537)
      -----------     -----------     ---------       -----------     -----------    -----------
                 )       (665,682)
       (2,863,683                      (164,979)       (3,118,326)     (1,344,414)    (1,587,656)
        2,927,065      (1,584,382)      348,823         3,383,477        (839,258)       380,641
      -----------     -----------     ---------       -----------     -----------    -----------
           63,382      (2,250,064)      183,844           265,151      (2,183,672)    (1,207,015)
      -----------     -----------     ---------       -----------     -----------    -----------
      $    80,440     $(2,151,196)    $ 127,319       $   308,183     $(1,850,706)   $(1,314,552)
      ===========     ===========     =========       ===========     ===========    ===========

                  INTERNATIONAL INDEX                               MID-CAP EQUITY
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
          2003             2002           2001            2003             2002           2001
     ---------------   ------------   ------------   ---------------   ------------   ------------
       $    47,234     $   106,567    $        --      $        --     $        --    $        --
            10,056          35,887         53,562            9,500          34,721         43,465
       -----------     -----------    -----------      -----------     -----------    -----------
            37,178          70,680        (53,562)          (9,500)        (34,721)       (43,465)
       -----------     -----------    -----------      -----------     -----------    -----------
        (3,308,931)       (615,206)      (232,121)      (3,824,589)     (1,271,808)      (840,173)
         3,083,924        (712,892)    (1,978,157)       4,019,488        (289,445)    (1,017,975)
       -----------     -----------    -----------      -----------     -----------    -----------
          (225,007)     (1,328,098)    (2,210,278)         194,899      (1,561,253)    (1,858,148)
       -----------     -----------    -----------      -----------     -----------    -----------
       $  (187,829)    $(1,257,418)   $(2,263,840)     $   185,399     $(1,595,974)   $(1,901,613)
       ===========     ===========    ===========      ===========     ===========    ===========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                   SMALL-CAP EQUITY                              VIP EQUITY-INCOME
                                                       DIVISION                                       DIVISION
                                     ---------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001           2003           2002           2001
                                     ---------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $   777,229     $        --      $     --      $  395,995    $   388,775    $   398,762
 Expenses..........................          8,687          33,534        30,708         166,223        171,394        180,832
                                       -----------     -----------      --------      ----------    -----------    -----------
Net investment income (loss).......        768,542         (33,534)      (30,708)        229,772        217,381        217,930
                                       -----------     -----------      --------      ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (1,535,355)        224,428       (17,110)       (636,728)      (203,376)     1,145,942
Change in net unrealized
 appreciation (depreciation) of
 investments.......................        677,253      (1,141,373)      654,487       6,355,030     (4,317,324)    (2,805,202)
                                       -----------     -----------      --------      ----------    -----------    -----------
Net realized and unrealized gains
 (losses)..........................       (858,102)       (916,945)      637,377       5,718,302     (4,520,700)    (1,659,260)
                                       -----------     -----------      --------      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $   (89,560)    $  (950,479)     $606,669      $5,948,074    $(4,303,319)   $(1,441,330)
                                       ===========     ===========      ========      ==========    ===========    ===========

                                                     VIP GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................  $   101,839    $   104,037    $     39,900
 Expenses..........................      269,102        301,999         371,131
                                     -----------    ------------   ------------
Net investment income (loss).......     (167,263)      (197,962)       (331,231)
                                     -----------    ------------   ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............   (3,372,191)    (2,938,762)      3,050,655
Change in net unrealized
 appreciation (depreciation) of
 investments.......................   13,998,610    (12,110,393)    (13,581,262)
                                     -----------    ------------   ------------
Net realized and unrealized gains
 (losses)..........................   10,626,419    (15,049,155)    (10,530,607)
                                     -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $10,459,156    $(15,247,117)  $(10,861,838)
                                     ===========    ============   ============

                       See Notes to Financial Statements

                   VIP OVERSEAS                              VIP ASSET MANAGER
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
    $    78,455    $    82,677    $   684,329      $106,336      $ 121,948      $ 115,441
         73,454         75,642         90,905        21,831         21,517         20,693
    -----------    -----------    -----------      --------      ---------      ---------
          5,001          7,035        593,424        84,505        100,431         94,748
    -----------    -----------    -----------      --------      ---------      ---------
     (1,149,513)    (1,137,707)       374,548       (82,266)      (182,624)       (89,549)
      5,011,920     (1,232,265)    (4,082,267)      521,990       (232,113)      (144,969)
    -----------    -----------    -----------      --------      ---------      ---------
      3,862,407     (2,369,972)    (3,707,719)      439,724       (414,737)      (234,518)
    -----------    -----------    -----------      --------      ---------      ---------
    $ 3,867,408    $(2,362,937)   $(3,114,295)     $524,229      $(314,306)     $(139,770)
    ===========    ===========    ===========      ========      =========      =========

                  VIP HIGH INCOME                                VIP MID CAP
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
      $  417,729     $ 647,515     $   711,911     $   21,352     $  23,868       $     --
          46,505        43,733          43,350         32,257        21,778         10,025
      ----------     ---------     -----------     ----------     ---------       --------
         371,224       603,782         668,561        (10,905)        2,090        (10,025)
      ----------     ---------     -----------     ----------     ---------       --------
        (445,061)     (815,107)       (499,890)        60,339       (72,308)         5,749
       1,555,287       342,089        (943,621)     1,799,052      (387,508)        36,188
      ----------     ---------     -----------     ----------     ---------       --------
       1,110,226      (473,018)     (1,443,511)     1,859,391      (459,816)        41,937
      ----------     ---------     -----------     ----------     ---------       --------
      $1,481,450     $ 130,764     $  (774,950)    $1,848,486     $(457,726)      $ 31,912
      ==========     =========     ===========     ==========     =========       ========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                           VAN ECK WORLDWIDE HARD ASSETS              VAN ECK WORLDWIDE EMERGING MARKETS
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $  1,951       $  2,897       $  3,771       $    743       $  1,513      $      --
 Expenses..........................       3,840          3,031          2,764          5,388          5,198          7,340
                                       --------       --------       --------       --------       --------      ---------
Net investment income (loss).......      (1,889)          (134)         1,007         (4,645)        (3,685)        (7,340)
                                       --------       --------       --------       --------       --------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      29,343         (8,005)        (2,165)        64,342        (34,748)      (594,374)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     186,258        (17,843)       (40,670)       345,855         16,026        499,397
                                       --------       --------       --------       --------       --------      ---------
Net realized and unrealized gains
 (losses)..........................     215,601        (25,848)       (42,835)       410,197        (18,722)       (94,977)
                                       --------       --------       --------       --------       --------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $213,712       $(25,982)      $(41,828)      $405,552       $(22,407)     $(102,317)
                                       ========       ========       ========       ========       ========      =========

                                             RUSSELL MULTI-STYLE EQUITY
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $   42,019    $    38,024    $    41,403
 Expenses..........................       38,689         42,864         60,287
                                      ----------    -----------    -----------
Net investment income (loss).......        3,330         (4,840)       (18,884)
                                      ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (401,897)      (663,057)    (1,115,860)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    1,830,013     (1,036,694)      (355,418)
                                      ----------    -----------    -----------
Net realized and unrealized gains
 (losses)..........................    1,428,116     (1,699,751)    (1,471,278)
                                      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $1,431,446    $(1,704,591)   $(1,490,162)
                                      ==========    ===========    ===========

                       See Notes to Financial Statements

                RUSSELL CORE BOND                        RUSSELL AGGRESSIVE EQUITY            RUSSELL NON-US
                     DIVISION                                     DIVISION                      DIVISION
    ------------------------------------------   ------------------------------------------   ------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001           2003
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $146,002       $ 82,569       $182,428       $  2,369      $      --      $   3,637       $ 54,758
        18,013         19,164         21,368         15,770         16,436         22,937         13,237
      --------       --------       --------       --------      ---------      ---------       --------
       127,989         63,405        161,060        (13,401)       (16,436)       (19,300)        41,521
      --------       --------       --------       --------      ---------      ---------       --------
        33,895        124,553         49,706        (15,514)      (100,969)      (162,100)       (94,744)
       (27,496)        26,831        (11,637)       923,244       (393,648)        33,608        737,515
      --------       --------       --------       --------      ---------      ---------       --------
         6,399        151,384         38,069        907,730       (494,617)      (128,492)       642,771
      --------       --------       --------       --------      ---------      ---------       --------
      $134,388       $214,789       $199,129       $894,329      $(511,053)     $(147,792)      $684,292
      ========       ========       ========       ========      =========      =========       ========

         RUSSELL NON-US
              DIVISION                              DIVISION
     ---------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------
      $  29,524      $  14,996      $  35,195      $  33,751      $  32,247
         13,104         18,194         15,686         18,579         21,730
      ---------      ---------      ---------      ---------      ---------
         16,420         (3,198)        19,509         15,172         10,517
      ---------      ---------      ---------      ---------      ---------
       (424,607)       (90,231)      (147,619)      (381,016)      (208,919)
         93,343       (606,112)       812,769       (311,121)      (175,220)
      ---------      ---------      ---------      ---------      ---------
       (331,264)      (696,343)       665,150       (692,137)      (384,139)
      ---------      ---------      ---------      ---------      ---------
      $(314,844)     $(699,541)     $ 684,659      $(676,965)     $(373,622)
      =========      =========      =========      =========      =========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                           AMERICAN CENTURY INTERNATIONAL                   AMERICAN CENTURY VALUE
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $   22,931     $  26,643     $     3,651     $   49,175     $  17,591       $ 19,250
 Expenses..........................       18,707        20,832          22,723         30,076        20,967          6,302
                                      ----------     ---------     -----------     ----------     ---------       --------
Net investment income (loss).......        4,224         5,811         (19,072)        19,099        (3,376)        12,948
                                      ----------     ---------     -----------     ----------     ---------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (608,976)     (689,257)       (402,633)        (4,790)       97,791        221,520
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    1,312,990      (153,762)     (1,072,608)     1,083,026      (527,868)         1,419
                                      ----------     ---------     -----------     ----------     ---------       --------
Net realized and unrealized gains
 (losses)..........................      704,014      (843,019)     (1,475,241)     1,078,236      (430,077)       222,939
                                      ----------     ---------     -----------     ----------     ---------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $  708,238     $(837,208)    $(1,494,313)    $1,097,335     $(433,453)      $235,887
                                      ==========     =========     ===========     ==========     =========       ========

                                                  J.P. MORGAN BOND
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $110,574       $ 10,477       $ 66,356
 Expenses..........................      12,128         10,001          5,407
                                       --------       --------       --------
Net investment income (loss).......      98,446            476         60,949
                                       --------       --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      40,537          6,948         38,000
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     (83,584)       133,452        (25,687)
                                       --------       --------       --------
Net realized and unrealized gains
 (losses)..........................     (43,047)       140,400         12,313
                                       --------       --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $ 55,399       $140,876       $ 73,262
                                       ========       ========       ========

                       See Notes to Financial Statements

            J.P. MORGAN SMALL COMPANY                         SEI LARGE CAP VALUE
                     DIVISION                                      DIVISION
    ------------------------------------------   ---------------------------------------------
      FOR THE        FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
        2003           2002           2001            2003             2002           2001
    ------------   ------------   ------------   ---------------   ------------   ------------
     $       --     $   5,688      $   1,396        $  58,829       $  91,015      $  60,646
         18,418        17,705         18,295           24,076          36,632         26,927
     ----------     ---------      ---------        ---------       ---------      ---------
        (18,418)      (12,017)       (16,899)          34,753          54,383         33,719
     ----------     ---------      ---------        ---------       ---------      ---------
       (126,675)     (136,718)      (750,139)        (108,247)       (164,369)       120,973
      1,091,759      (590,383)       226,878          899,626        (830,172)      (264,073)
     ----------     ---------      ---------        ---------       ---------      ---------
        965,084      (727,101)      (523,261)         791,379        (994,541)      (143,100)
     ----------     ---------      ---------        ---------       ---------      ---------
     $  946,666     $(739,118)     $(540,160)       $ 826,132       $(940,158)     $(109,381)
     ==========     =========      =========        =========       =========      =========

                 SEI LARGE CAP GROWTH                             SEI SMALL CAP VALUE
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
      TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
          2003             2002           2001            2003             2002           2001
     ---------------   ------------   ------------   ---------------   ------------   ------------
       $     1,403     $        --     $      --        $ 22,568        $   9,130       $  7,632
            14,118          21,499        17,086          11,261           14,712          5,959
       -----------     -----------     ---------        --------        ---------       --------
           (12,715)        (21,499)      (17,086)         11,307           (5,582)         1,673
       -----------     -----------     ---------        --------        ---------       --------
        (1,246,012)       (550,230)     (273,188)        237,122          147,375        181,816
         1,732,357        (846,082)     (454,976)        343,241         (421,819)        50,440
       -----------     -----------     ---------        --------        ---------       --------
           486,345      (1,396,312)     (728,164)        580,363         (274,444)       232,256
       -----------     -----------     ---------        --------        ---------       --------
       $   473,630     $(1,417,811)    $(745,250)       $591,670        $(280,026)      $233,929
       ===========     ===========     =========        ========        =========       ========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                 SEI SMALL CAP GROWTH                          SEI INTERNATIONAL EQUITY
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001            2003             2002           2001
                                     ---------------   ------------   ------------   ---------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................     $      --       $      --      $      --        $      --       $  10,954      $   3,320
 Expenses..........................         4,820           6,484          5,267            8,543          15,515         16,945
                                        ---------       ---------      ---------        ---------       ---------      ---------
Net investment income (loss).......        (4,820)         (6,484)        (5,267)          (8,543)         (4,561)       (13,625)
                                        ---------       ---------      ---------        ---------       ---------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      (161,055)       (109,318)       (43,461)        (382,640)       (478,560)      (150,854)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................       421,898        (251,717)      (130,145)         671,688          53,664       (470,546)
                                        ---------       ---------      ---------        ---------       ---------      ---------
Net realized and unrealized gains
 (losses)..........................       260,843        (361,035)      (173,606)         289,048        (424,896)      (621,400)
                                        ---------       ---------      ---------        ---------       ---------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................     $ 256,023       $(367,519)     $(178,873)       $ 280,505       $(429,457)     $(635,025)
                                        =========       =========      =========        =========       =========      =========

                                              SEI EMERGING MARKETS EQUITY
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001
                                     ---------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................     $     --        $      --       $     --
 Expenses..........................        4,464            8,079          5,858
                                        --------        ---------       --------
Net investment income (loss).......       (4,464)          (8,079)        (5,858)
                                        --------        ---------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............       45,798         (103,154)       (71,561)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................      179,831          (19,133)       (18,064)
                                        --------        ---------       --------
Net realized and unrealized gains
 (losses)..........................      225,629         (122,287)       (89,625)
                                        --------        ---------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................     $221,165        $(130,366)      $(95,483)
                                        ========        =========       ========

                       See Notes to Financial Statements

                SEI CORE FIXED INCOME                            SEI HIGH YIELD BOND
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
     TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
         2003             2002           2001            2003             2002           2001
    ---------------   ------------   ------------   ---------------   ------------   ------------
       $ 113,807        $296,883      $ 570,668        $ 54,219         $ 80,449       $ 71,607
          18,110          46,279         45,754           4,645            6,706          5,121
       ---------        --------      ---------        --------         --------       --------
          95,697         250,604        524,914          49,574           73,743         66,486
       ---------        --------      ---------        --------         --------       --------
          40,717         231,320         63,329         (24,140)         (31,008)       (11,370)
        (126,347)        152,500       (163,196)         47,962           10,977        (45,518)
       ---------        --------      ---------        --------         --------       --------
         (85,630)        383,820        (99,867)         23,822          (20,031)       (56,888)
       ---------        --------      ---------        --------         --------       --------
       $  10,067        $634,424      $ 425,047        $ 73,396         $ 53,712       $  9,598
       =========        ========      =========        ========         ========       ========

            SEI INTERNATIONAL FIXED INCOME                     SEI EMERGING MARKETS DEBT
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
      TO APRIL 30,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
          2003             2002           2001            2003             2002           2001
     ---------------   ------------   ------------   ---------------   ------------   ------------
        $ 18,785         $ 66,608       $  5,857         $ 6,671         $19,445        $24,667
           2,267            6,335          5,060           1,101           1,226          1,601
        --------         --------       --------         -------         -------        -------
          16,518           60,273            797           5,570          18,219         23,066
        --------         --------       --------         -------         -------        -------
          81,500           36,233          3,141          46,676           6,408            109
         (65,556)          73,676        (48,543)          2,815           4,931          3,104
        --------         --------       --------         -------         -------        -------
          15,944          109,909        (45,402)         49,491          11,339          3,213
        --------         --------       --------         -------         -------        -------
        $ 32,462         $170,182       $(44,605)        $55,061         $29,558        $26,279
        ========         ========       ========         =======         =======        =======

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                                                T. ROWE PRICE
                                                   JANUS MID CAP                               SMALL CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $       --    $        --    $        --     $       --     $      --      $      --
 Expenses..........................       16,296         21,051         23,470         16,640         8,662          7,035
                                      ----------    -----------    -----------     ----------     ---------      ---------
Net investment income (loss).......      (16,296)       (21,051)       (23,470)       (16,640)       (8,662)        (7,035)
                                      ----------    -----------    -----------     ----------     ---------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (555,069)    (1,218,533)      (890,046)       (62,882)     (259,314)       (80,388)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    1,373,769         13,465       (721,324)     1,105,929      (366,663)       (35,496)
                                      ----------    -----------    -----------     ----------     ---------      ---------
Net realized and unrealized gains
 (losses)..........................      818,700     (1,205,068)    (1,611,370)     1,043,047      (625,977)      (115,884)
                                      ----------    -----------    -----------     ----------     ---------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $  802,404    $(1,226,119)   $(1,634,840)    $1,026,407     $(634,639)     $(122,919)
                                      ==========    ===========    ===========     ==========     =========      =========

                                                   T. ROWE PRICE
                                                  LARGE CAP GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $    4,781     $   8,237      $     139
 Expenses..........................       19,704        13,521          5,207
                                      ----------     ---------      ---------
Net investment income (loss).......      (14,923)       (5,284)        (5,068)
                                      ----------     ---------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............       (2,324)     (243,411)      (263,770)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    1,104,502      (489,472)       205,475
                                      ----------     ---------      ---------
Net realized and unrealized gains
 (losses)..........................    1,102,178      (732,883)       (58,295)
                                      ----------     ---------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $1,087,255     $(738,167)     $ (63,363)
                                      ==========     =========      =========

                       See Notes to Financial Statements

           NEUBERGER BERMAN
            MID CAP VALUE                FI INTERNATIONAL STOCK         MORGAN STANLEY EAFE INDEX
               DIVISION                         DIVISION                         DIVISION
    ------------------------------   ------------------------------   ------------------------------
      FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD
     YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002
    DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2003            2002             2003            2002             2003            2002
    ------------   ---------------   ------------   ---------------   ------------   ---------------
      $  1,264          $  --          $  7,063        $     --        $      273         $  --
         3,426            210             6,377             671            26,532            --
      --------          -----          --------        --------        ----------         -----
        (2,162)          (210)              686            (671)          (26,259)           --
      --------          -----          --------        --------        ----------         -----
        11,484             88           146,826         (16,747)          395,506           (70)
       190,096             (1)          241,093         (10,058)        1,582,302          (124)
      --------          -----          --------        --------        ----------         -----
       201,580             87           387,919         (26,805)        1,977,808          (194)
      --------          -----          --------        --------        ----------         -----
      $199,418          $(123)         $388,605        $(27,476)       $1,951,549         $(194)
      ========          =====          ========        ========        ==========         =====

                                             METLIFE MID CAP               STATE STREET RESEARCH
          METLIFE STOCK INDEX                  STOCK INDEX                    LARGE CAP VALUE
                DIVISION                         DIVISION                         DIVISION
     ------------------------------   ------------------------------   ------------------------------
       FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD
      YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002
     DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
         2003            2002             2003            2002             2003            2002
     ------------   ---------------   ------------   ---------------   ------------   ---------------
     $     2,912        $    --         $   101           $  --         $   52,533         $ 26
         338,513             --             309              --             34,887           --
     -----------        -------         -------           -----         ----------         ----
        (335,601)            --            (208)             --             17,646           26
     -----------        -------         -------           -----         ----------         ----
         801,918            (54)         16,493            (137)           227,595          290
      15,233,663         (5,447)         16,404             (58)         1,684,315            9
     -----------        -------         -------           -----         ----------         ----
      16,035,581         (5,501)         32,897            (195)         1,911,910          299
     -----------        -------         -------           -----         ----------         ----
     $15,699,980        $(5,501)        $32,689           $(195)        $1,929,556         $325
     ===========        =======         =======           =====         ==========         ====

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                 STATE STREET RESEARCH          LEHMAN BROTHERS AGGREGATE
                                                                      DIVERSIFIED                       BOND INDEX
                                                                        DIVISION                         DIVISION
                                                             ------------------------------   ------------------------------
                                                               FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD
                                                              YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002
                                                             DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                                                 2003            2002             2003            2002
                                                             ------------   ---------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................  $      122         $ --           $  5,234          $ --
 Expenses...................................................      47,975           --             59,211            --
                                                              ----------         ----           --------          ----
Net investment income (loss)................................     (47,853)          --            (53,977)           --
                                                              ----------         ----           --------          ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions......................................     132,251            1              5,640           131
Change in net unrealized appreciation (depreciation) of
 investments................................................   1,354,000          (10)           235,824           481
                                                              ----------         ----           --------          ----
Net realized and unrealized gains (losses)..................   1,486,251           (9)           241,464           612
                                                              ----------         ----           --------          ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $1,438,398         $ (9)          $187,487          $612
                                                              ==========         ====           ========          ====

                                                                  STATE STREET RESEARCH
                                                                          AURORA                     RUSSELL 2000 INDEX
                                                                         DIVISION                         DIVISION
                                                              ------------------------------   ------------------------------
                                                                FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD
                                                               YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002
                                                              DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                                                  2003            2002             2003            2002
                                                              ------------   ---------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................   $       --         $  --          $  2,348         $    --
 Expenses...................................................       29,106            --             5,421             162
                                                               ----------         -----          --------         -------
Net investment income (loss)................................      (29,106)           --            (3,073)           (162)
                                                               ----------         -----          --------         -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions......................................      313,541             5            28,014           1,974
Change in net unrealized appreciation (depreciation) of
 investments................................................    2,411,449          (214)          338,105          (2,670)
                                                               ----------         -----          --------         -------
Net realized and unrealized gains (losses)..................    2,724,990          (209)          366,119            (696)
                                                               ----------         -----          --------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $2,695,884         $(209)         $363,046         $  (858)
                                                               ==========         =====          ========         =======

                                                                      HARRIS OAKMARK
                                                                     LARGE CAP VALUE
                                                                         DIVISION
                                                              ------------------------------
                                                                FOR THE      FOR THE PERIOD
                                                               YEAR ENDED      MAY 1, 2002
                                                              DECEMBER 31,   TO DECEMBER 31,
                                                                  2003            2002
                                                              ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................    $     --        $  3,387
 Expenses...................................................       7,811             443
                                                                --------        --------
Net investment income (loss)................................      (7,811)          2,944
                                                                --------        --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions......................................      24,972         (19,322)
Change in net unrealized appreciation (depreciation) of
 investments................................................     612,604         (24,581)
                                                                --------        --------
Net realized and unrealized gains (losses)..................     637,576         (43,903)
                                                                --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $629,765        $(40,959)
                                                                ========        ========

                       See Notes to Financial Statements

                   ALGER EQUITY                                 HARRIS OAKMARK                          DAVIS VENTURE
                      GROWTH                                    FOCUSED VALUE                               VALUE
                     DIVISION                                      DIVISION                               DIVISION
    ------------------------------------------   --------------------------------------------   -----------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003           2002           2001           2003           2002            2001            2003            2002
    ------------   ------------   ------------   ------------   ------------   --------------   ------------   --------------
      $    857      $      --      $   2,915      $    6,296     $   3,814        $    --         $  2,304         $   21
        10,549          5,826          8,509          19,305         6,246            191            6,836            550
      --------      ---------      ---------      ----------     ---------        -------         --------         ------
        (9,692)        (5,826)        (5,594)        (13,009)       (2,432)          (191)          (4,532)          (529)
      --------      ---------      ---------      ----------     ---------        -------         --------         ------
              )
       (74,437        (67,117)      (496,412)         96,958       (34,606)        10,815           58,857            271
       621,148       (315,581)       152,082       1,357,025      (148,104)        80,364          315,280          1,504
      --------      ---------      ---------      ----------     ---------        -------         --------         ------
       546,711       (382,698)      (344,330)      1,453,983      (182,710)        91,179          374,137          1,775
      --------      ---------      ---------      ----------     ---------        -------         --------         ------
       537,019
      $             $(388,524)     $(349,924)     $1,440,974     $(185,142)       $90,988         $369,605         $1,246
      ========      =========      =========      ==========     =========        =======         ========         ======

         STATE STREET RESEARCH           STATE STREET RESEARCH
             MONEY MARKET                     BOND INCOME
               DIVISION                        DIVISION
     -----------------------------   -----------------------------
       FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
         2003            2002            2003            2002
     ------------   --------------   ------------   --------------
       $175,627        $34,541         $ 46,367        $    --
        133,498             --            3,673            432
       --------        -------         --------        -------
         42,129         34,541           42,694           (432)
       --------        -------         --------        -------
           (159)            --           54,748          6,350
              4             --          (20,763)        45,428
       --------        -------         --------        -------
           (155)            --           33,985         51,778
       --------        -------         --------        -------
       $ 41,974        $34,541         $ 76,679        $51,346
       ========        =======         ========        =======

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                     STATE STREET RESEARCH
                                       AGGRESSIVE GROWTH               JANUS AGGRESSIVE GROWTH
                                           DIVISION                            DIVISION
                                     ---------------------   --------------------------------------------
                                        FOR THE PERIOD         FOR THE        FOR THE      FOR THE PERIOD
                                        APRIL 28, 2003        YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                        TO DECEMBER 31,      DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                             2003                2003           2002            2001
                                     ---------------------   ------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................       $       --           $     --       $     --        $    --
 Expenses..........................           26,220              1,954          1,376            110
                                          ----------           --------       --------        -------
Net investment income (loss).......          (26,220)            (1,954)        (1,376)          (110)
                                          ----------           --------       --------        -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............          172,427            (24,507)        (3,313)          (922)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................        1,314,988            114,428        (72,481)        (1,402)
                                          ----------           --------       --------        -------
Net realized and unrealized gains
 (losses)..........................        1,487,415             89,921        (75,794)        (2,324)
                                          ----------           --------       --------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................       $1,461,195           $ 87,967       $(77,170)       $(2,434)
                                          ==========           ========       ========        =======


                                                   PIMCO INNOVATION                      PIMCO TOTAL RETURN
                                                       DIVISION                               DIVISION
                                     --------------------------------------------   -----------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED    MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001            2003            2002
                                     ------------   ------------   --------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $    --        $    --          $   --        $ 225,515        $    --
 Expenses..........................        804            220              26           12,653          1,034
                                       -------        -------          ------        ---------        -------
Net investment income (loss).......       (804)          (220)            (26)         212,862         (1,034)
                                       -------        -------          ------        ---------        -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      5,514         21,777             388          141,985          9,702
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     59,767        (18,504)          2,087         (114,267)        70,607
                                       -------        -------          ------        ---------        -------
Net realized and unrealized gains
 (losses)..........................     65,281          3,273           2,475           27,718         80,309
                                       -------        -------          ------        ---------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $64,477        $ 3,053          $2,449        $ 240,580        $79,275
                                       =======        =======          ======        =========        =======

                       See Notes to Financial Statements

    T. ROWE PRICE MID-CAP GROWTH      MET/AIM SMALL CAP GROWTH       MET/AIM MID CAP CORE EQUITY    HARRIS OAKMARK INTERNATIONAL
              DIVISION                        DIVISION                        DIVISION                        DIVISION
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
      FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003            2002            2003            2002            2003            2002            2003            2002
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   --------------
      $    --          $  --          $     --        $     --        $ 2,456          $  36          $ 21,201          $ 56
        2,002             19             2,118              47            663             97             2,340            37
      -------          -----          --------        --------        -------          -----          --------          ----
       (2,002)           (19)           (2,118)            (47)         1,793            (61)           18,861            19
      -------          -----          --------        --------        -------          -----          --------          ----
       10,086            134           306,607         (12,202)        10,249            (25)           15,022             9
       89,276           (757)           69,905          (3,776)        27,188           (689)          236,282           594
      -------          -----          --------        --------        -------          -----          --------          ----
       99,362           (623)          376,512         (15,978)        37,437           (714)          251,304           603
      -------          -----          --------        --------        -------          -----          --------          ----
      $97,360          $(642)         $374,394        $(16,025)       $39,230          $(775)         $270,165          $622
      =======          =====          ========        ========        =======          =====          ========          ====

            AMERICAN FUNDS                  AMERICAN FUNDS                  AMERICAN FUNDS
                GROWTH                       GROWTH-INCOME                 GLOBAL SMALL CAP
               DIVISION                        DIVISION                        DIVISION
     -----------------------------   -----------------------------   -----------------------------
       FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
         2003            2002            2003            2002            2003            2002
     ------------   --------------   ------------   --------------   ------------   --------------
      $    9,626       $    387       $   58,759       $12,770         $  3,256        $   201
          29,016          1,751           22,102         1,709            5,340            341
      ----------       --------       ----------       -------         --------        -------
         (19,390)        (1,364)          36,657        11,061           (2,084)          (140)
      ----------       --------       ----------       -------         --------        -------
         112,786           (480)         106,538           (66)          74,090         (1,235)
       1,363,970        (20,215)         977,443        (2,905)         298,702         (6,799)
      ----------       --------       ----------       -------         --------        -------
       1,476,756        (20,695)       1,083,981        (2,971)         372,792         (8,034)
      ----------       --------       ----------       -------         --------        -------
      $1,457,366       $(22,059)      $1,120,638       $ 8,090         $370,708        $(8,174)
      ==========       ========       ==========       =======         ========        =======

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                     S&P 500 INDEX                                   MONEY MARKET
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001            2003             2002           2001
                                     ---------------   ------------   ------------   ---------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $    459,088     $   686,814    $  (490,060)    $     40,421     $   625,458    $  (180,618)
 Net realized (losses) gains on
  investments......................    (39,927,271)      3,540,889       (986,966)        (198,200)        170,786        271,905
 Net unrealized appreciation
  (depreciation) on investments....     41,060,546     (22,326,807)    (7,587,082)         209,847        (497,226)       779,684
                                      ------------     ------------   -----------     ------------     ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      1,592,363     (18,099,104)    (9,064,108)          52,068         299,018        870,971
                                      ------------     ------------   -----------     ------------     ------------   ------------
From capital transactions:
 Net premiums......................      5,212,578      16,630,053     15,732,419        2,698,237      24,610,906     82,320,249
 Redemptions.......................       (849,587)     (3,066,868)    (1,778,445)        (449,969)     (2,592,992)    (4,911,711)
                                      ------------     ------------   -----------     ------------     ------------   ------------
 Total net premiums
  (redemptions)....................      4,362,991      13,563,185     13,953,974        2,248,268      22,017,914     77,408,538
 Net division transfers............    (68,097,247)     (7,333,100)     3,657,820      (31,279,817)    (34,331,623)   (50,864,374)
                                      ------------     ------------   -----------     ------------     ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    (63,734,256)      6,230,085     17,611,794      (29,031,549)    (12,313,709)    26,544,164
                                      ------------     ------------   -----------     ------------     ------------   ------------
NET CHANGE IN NET ASSETS...........    (62,141,893)    (11,869,019)     8,547,686      (28,979,481)    (12,014,691)    27,415,135
NET ASSETS-BEGINNING OF PERIOD.....     62,141,893      74,010,912     65,463,226       28,979,481      40,994,172     13,579,037
                                      ------------     ------------   -----------     ------------     ------------   ------------
NET ASSETS-END OF PERIOD...........   $         --     $62,141,893    $74,010,912     $         --     $28,979,481    $40,994,172
                                      ============     ============   ===========     ============     ============   ============

                                                      BOND INDEX
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001
                                     ---------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $    156,268     $   474,120     $  (60,494)
 Net realized (losses) gains on
  investments......................        772,285         271,350        126,256
 Net unrealized appreciation
  (depreciation) on investments....       (738,893)        229,286        568,995
                                      ------------     -----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................        189,660         974,756        634,757
                                      ------------     -----------     ----------
From capital transactions:
 Net premiums......................        479,275       1,444,219        833,960
 Redemptions.......................       (124,200)       (552,414)      (217,294)
                                      ------------     -----------     ----------
 Total net premiums
  (redemptions)....................        355,075         891,805        616,666
 Net division transfers............    (11,626,952)         37,509        216,756
                                      ------------     -----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    (11,271,877)        929,314        833,422
                                      ------------     -----------     ----------
NET CHANGE IN NET ASSETS...........    (11,082,217)      1,904,070      1,468,179
NET ASSETS-BEGINNING OF PERIOD.....     11,082,217       9,178,147      7,709,968
                                      ------------     -----------     ----------
NET ASSETS-END OF PERIOD...........   $         --     $11,082,217     $9,178,147
                                      ============     ===========     ==========

                       See Notes to Financial Statements

                   MANAGED EQUITY                                 ASSET ALLOCATION
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
     TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
         2003             2002           2001            2003             2002           2001
    ---------------   ------------   ------------   ---------------   ------------   ------------
      $    17,058     $    98,868     $  (56,525)    $     43,032     $   332,966    $  (107,537)
       (2,863,683)       (665,682)      (164,979)      (3,118,326)     (1,344,414)    (1,587,656)
        2,927,065      (1,584,382)       348,823        3,383,477        (839,258)       380,641
      -----------     -----------     ----------     ------------     -----------    -----------
           80,440      (2,151,196)       127,319          308,183      (1,850,706)    (1,314,552)
      -----------     -----------     ----------     ------------     -----------    -----------
          397,116       1,154,462        985,275          561,872       2,079,812      1,971,195
          (29,628)       (507,467)      (229,320)        (121,527)       (496,508)      (487,737)
      -----------     -----------     ----------     ------------     -----------    -----------
          367,488         646,995        755,955          440,345       1,583,304      1,483,458
       (6,136,541)       (600,380)        (3,808)     (10,148,986)     (2,742,684)    (7,480,554)
      -----------     -----------     ----------     ------------     -----------    -----------
       (5,769,053)         46,615        752,147       (9,708,641)     (1,159,380)    (5,997,096)
      -----------     -----------     ----------     ------------     -----------    -----------
       (5,688,613)     (2,104,581)       879,466       (9,400,458)     (3,010,086)    (7,311,648)
        5,688,613       7,793,194      6,913,728        9,400,458      12,410,544     19,722,192
      -----------     -----------     ----------     ------------     -----------    -----------
      $        --     $ 5,688,613     $7,793,194     $         --     $ 9,400,458    $12,410,544
      ===========     ===========     ==========     ============     ===========    ===========

                  INTERNATIONAL INDEX                               MID-CAP EQUITY
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
          2003             2002           2001            2003             2002           2001
     ---------------   ------------   ------------   ---------------   ------------   ------------
       $    37,178     $    70,680    $   (53,562)     $    (9,500)    $   (34,721)   $   (43,465)
        (3,308,931)       (615,206)      (232,121)      (3,824,589)     (1,271,808)      (840,173)
         3,083,924        (712,892)    (1,978,157)       4,019,488        (289,445)    (1,017,975)
       -----------     -----------    -----------      -----------     -----------    -----------
          (187,829)     (1,257,418)    (2,263,840)         185,399      (1,595,974)    (1,901,613)
       -----------     -----------    -----------      -----------     -----------    -----------
           191,415         886,052      1,065,692          313,867       1,324,075      1,296,426
           (64,186)       (328,669)      (264,311)         (32,557)       (385,575)      (250,998)
       -----------     -----------    -----------      -----------     -----------    -----------
           127,229         557,383        801,381          281,310         938,500      1,045,428
        (7,016,086)       (481,253)      (618,606)      (4,499,049)       (848,377)      (368,571)
       -----------     -----------    -----------      -----------     -----------    -----------
        (6,888,857)         76,130        182,775       (4,217,739)         90,123        676,857
       -----------     -----------    -----------      -----------     -----------    -----------
        (7,076,686)     (1,181,288)    (2,081,065)      (4,032,340)     (1,505,851)    (1,224,756)
         7,076,686       8,257,974     10,339,039        4,032,340       5,538,191      6,762,947
       -----------     -----------    -----------      -----------     -----------    -----------
       $        --     $ 7,076,686    $ 8,257,974      $        --     $ 4,032,340    $ 5,538,191
       ===========     ===========    ===========      ===========     ===========    ===========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                   SMALL-CAP EQUITY                              VIP EQUITY-INCOME
                                                       DIVISION                                       DIVISION
                                     ---------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001           2003           2002           2001
                                     ---------------   ------------   ------------   ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......    $   768,542     $   (33,534)    $  (30,708)   $   229,772    $   217,381    $   217,930
 Net realized (losses) gains on
  investments......................     (1,535,355)        224,428        (17,110)      (636,728)      (203,376)     1,145,942
 Net unrealized appreciation
  (depreciation) on investments....        677,253      (1,141,373)       654,487      6,355,030     (4,317,324)    (2,805,202)
                                       -----------     -----------     ----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................        (89,560)       (950,479)       606,669      5,948,074     (4,303,319)    (1,441,330)
                                       -----------     -----------     ----------    -----------    -----------    -----------
From capital transactions:
 Net premiums......................        254,097         975,539        788,569      3,563,952      3,958,915      4,029,141
 Redemptions.......................        (49,332)       (331,586)      (100,488)    (1,351,187)    (1,404,324)      (974,314)
                                       -----------     -----------     ----------    -----------    -----------    -----------
 Total net premiums
  (redemptions)....................        204,765         643,953        688,081      2,212,765      2,554,591      3,054,827
 Net division transfers............     (4,673,580)        169,234       (149,485)    (2,925,073)    (1,864,607)    (1,524,797)
                                       -----------     -----------     ----------    -----------    -----------    -----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (4,468,815)        813,187        538,596       (712,308)       689,984      1,530,030
                                       -----------     -----------     ----------    -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........     (4,558,375)       (137,292)     1,145,265      5,235,766     (3,613,335)        88,700
NET ASSETS-BEGINNING OF PERIOD.....      4,558,375       4,695,667      3,550,402     20,551,088     24,164,423     24,075,723
                                       -----------     -----------     ----------    -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........    $        --     $ 4,558,375     $4,695,667    $25,786,854    $20,551,088    $24,164,423
                                       ===========     ===========     ==========    ===========    ===========    ===========

                                                     VIP GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......  $  (167,263)   $  (197,962)   $   (331,231)
 Net realized (losses) gains on
  investments......................   (3,372,191)    (2,938,762)      3,050,655
 Net unrealized appreciation
  (depreciation) on investments....   13,998,610    (12,110,393)    (13,581,262)
                                     -----------    ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................   10,459,156    (15,247,117)    (10,861,838)
                                     -----------    ------------   ------------
From capital transactions:
 Net premiums......................    6,937,343      8,667,478       9,481,220
 Redemptions.......................   (2,676,459)    (2,346,491)     (1,869,914)
                                     -----------    ------------   ------------
 Total net premiums
  (redemptions)....................    4,260,884      6,320,987       7,611,306
 Net division transfers............   (8,053,084)    (5,762,701)     (5,166,970)
                                     -----------    ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (3,792,200)       558,286       2,444,336
                                     -----------    ------------   ------------
NET CHANGE IN NET ASSETS...........    6,666,956    (14,688,831)     (8,417,502)
NET ASSETS-BEGINNING OF PERIOD.....   34,811,290     49,500,121      57,917,623
                                     -----------    ------------   ------------
NET ASSETS-END OF PERIOD...........  $41,478,246    $34,811,290    $ 49,500,121
                                     ===========    ============   ============

              See accompanying notes to the financial statements.

                    VIP OVERSEAS                              VIP ASSET MANAGER
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $     5,001    $     7,035    $   593,424     $   84,505     $  100,431     $   94,748
      (1,149,513)    (1,137,707)       374,548        (82,266)      (182,624)       (89,549)
       5,011,920     (1,232,265)    (4,082,267)       521,990       (232,113)      (144,969)
     -----------    -----------    -----------     ----------     ----------     ----------
       3,867,408     (2,362,937)    (3,114,295)       524,229       (314,306)      (139,770)
     -----------    -----------    -----------     ----------     ----------     ----------
       1,660,729      1,945,746      2,306,128        717,181        725,680        808,687
        (727,723)      (420,927)      (413,367)      (235,988)      (217,131)       (79,875)
     -----------    -----------    -----------     ----------     ----------     ----------
         933,006      1,524,819      1,892,761        481,193        508,549        728,812
      (1,056,564)    (1,492,449)    (1,962,726)      (111,141)      (583,330)      (199,729)
     -----------    -----------    -----------     ----------     ----------     ----------
        (123,558)        32,370        (69,965)       370,052        (74,781)       529,083
     -----------    -----------    -----------     ----------     ----------     ----------
       3,743,850     (2,330,567)    (3,184,260)       894,281       (389,087)       389,313
       8,999,903     11,330,470     14,514,730      2,812,412      3,201,499      2,812,186
     -----------    -----------    -----------     ----------     ----------     ----------
     $12,743,753    $ 8,999,903    $11,330,470     $3,706,693     $2,812,412     $3,201,499
     ===========    ===========    ===========     ==========     ==========     ==========

                  VIP HIGH INCOME                                VIP MID CAP
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
      $  371,224    $   603,782     $  668,561     $  (10,905)    $    2,090     $  (10,025)
        (445,061)      (815,107)      (499,890)        60,339        (72,308)         5,749
       1,555,287        342,089       (943,621)     1,799,052       (387,508)        36,188
      ----------    -----------     ----------     ----------     ----------     ----------
       1,481,450        130,764       (774,950)     1,848,486       (457,726)        31,912
      ----------    -----------     ----------     ----------     ----------     ----------
         738,489      1,120,522      1,712,325      1,281,772        867,048        371,876
        (143,194)      (590,937)       (77,612)      (201,990)       (47,073)       (10,185)
      ----------    -----------     ----------     ----------     ----------     ----------
         595,295        529,585      1,634,713      1,079,782        819,975        361,691
         292,050     (1,391,749)      (499,019)      (827,026)     2,042,898        922,736
      ----------    -----------     ----------     ----------     ----------     ----------
         887,345       (862,164)     1,135,694        252,756      2,862,873      1,284,427
      ----------    -----------     ----------     ----------     ----------     ----------
       2,368,795       (731,400)       360,744      2,101,242      2,405,147      1,316,339
       5,369,109      6,100,509      5,739,765      4,596,123      2,190,976        874,637
      ----------    -----------     ----------     ----------     ----------     ----------
      $7,737,904    $ 5,369,109     $6,100,509     $6,697,365     $4,596,123     $2,190,976
      ==========    ===========     ==========     ==========     ==========     ==========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                           VAN ECK WORLDWIDE HARD ASSETS              VAN ECK WORLDWIDE EMERGING MARKETS
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......    $ (1,889)      $   (134)      $  1,007      $   (4,645)    $  (3,685)     $   (7,340)
 Net realized (losses) gains on
  investments......................      29,343         (8,005)        (2,165)         64,342       (34,748)       (594,374)
 Net unrealized appreciation
  (depreciation) on investments....     186,258        (17,843)       (40,670)        345,855        16,026         499,397
                                       --------       --------       --------      ----------     ---------      ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................     213,712        (25,982)       (41,828)        405,552       (22,407)       (102,317)
                                       --------       --------       --------      ----------     ---------      ----------
From capital transactions:
 Net premiums......................      71,263         51,818         63,523         175,659       173,240         269,740
 Redemptions.......................     (53,236)       (16,792)       (20,122)        (16,317)      (21,446)        (36,754)
                                       --------       --------       --------      ----------     ---------      ----------
 Total net premiums
  (redemptions)....................      18,027         35,026         43,401         159,342       151,794         232,986
 Net division transfers............     171,587         43,030           (464)        169,278      (365,553)       (738,139)
                                       --------       --------       --------      ----------     ---------      ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     189,614         78,056         42,937         328,620      (213,759)       (505,153)
                                       --------       --------       --------      ----------     ---------      ----------
NET CHANGE IN NET ASSETS...........     403,326         52,074          1,109         734,172      (236,166)       (607,470)
NET ASSETS-BEGINNING OF PERIOD.....     399,537        347,463        346,354         579,391       815,557       1,423,027
                                       --------       --------       --------      ----------     ---------      ----------
NET ASSETS-END OF PERIOD...........    $802,863       $399,537       $347,463      $1,313,563     $ 579,391      $  815,557
                                       ========       ========       ========      ==========     =========      ==========

                                             RUSSELL MULTI-STYLE EQUITY
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $    3,330    $    (4,840)   $   (18,884)
 Net realized (losses) gains on
  investments......................     (401,897)      (663,057)    (1,115,860)
 Net unrealized appreciation
  (depreciation) on investments....    1,830,013     (1,036,694)      (355,418)
                                      ----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,431,446     (1,704,591)    (1,490,162)
                                      ----------    -----------    -----------
From capital transactions:
 Net premiums......................      767,029        969,072      1,229,744
 Redemptions.......................     (238,793)      (927,461)    (1,321,195)
                                      ----------    -----------    -----------
 Total net premiums
  (redemptions)....................      528,236         41,611        (91,451)
 Net division transfers............     (569,991)      (824,423)      (962,773)
                                      ----------    -----------    -----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................      (41,755)      (782,812)    (1,054,224)
                                      ----------    -----------    -----------
NET CHANGE IN NET ASSETS...........    1,389,691     (2,487,403)    (2,544,386)
NET ASSETS-BEGINNING OF PERIOD.....    5,232,628      7,720,031     10,264,417
                                      ----------    -----------    -----------
NET ASSETS-END OF PERIOD...........   $6,622,319    $ 5,232,628    $ 7,720,031
                                      ==========    ===========    ===========

              See accompanying notes to the financial statements.

                RUSSELL CORE BOND                        RUSSELL AGGRESSIVE EQUITY            RUSSELL NON-US
                     DIVISION                                     DIVISION                      DIVISION
    ------------------------------------------   ------------------------------------------   ------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001           2003
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
     $  127,989     $   63,405     $  161,060     $  (13,401)    $  (16,436)   $   (19,300)    $   41,521
         33,895        124,553         49,706        (15,514)      (100,969)      (162,100)       (94,744)
        (27,496)        26,831        (11,637)       923,244       (393,648)        33,608        737,515
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        134,388        214,789        199,129        894,329       (511,053)      (147,792)       684,292
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        212,349        231,505        335,926        281,182        349,129        447,236        240,636
        (42,977)      (575,204)       (73,034)      (118,091)      (489,863)      (834,710)       (27,970)
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        169,372       (343,699)       262,892        163,091       (140,734)      (387,474)       212,666
       (197,291)      (424,998)      (388,478)      (359,675)      (299,391)      (585,861)       (86,823)
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        (27,919)      (768,697)      (125,586)      (196,584)      (440,125)      (973,335)       125,843
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        106,469       (553,908)        73,543        697,745       (951,178)    (1,121,127)       810,135
      2,649,725      3,203,633      3,130,090      2,038,160      2,989,338      4,110,465      1,669,402
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
     $2,756,194     $2,649,725     $3,203,633     $2,735,905     $2,038,160    $ 2,989,338     $2,479,537
     ==========     ==========     ==========     ==========     ==========    ===========     ==========

         RUSSELL NON-US
              DIVISION                              DIVISION
     ---------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------
      $   16,420     $   (3,198)    $   19,509    $    15,172     $   10,517
        (424,607)       (90,231)      (147,619)      (381,016)      (208,919)
          93,343       (606,112)       812,769       (311,121)      (175,220)
      ----------     ----------     ----------    -----------     ----------
        (314,844)      (699,541)       684,659       (676,965)      (373,622)
      ----------     ----------     ----------    -----------     ----------
         278,330        321,549        604,483        685,402        745,965
        (443,079)       (50,508)      (157,205)      (109,701)       (89,917)
      ----------     ----------     ----------    -----------     ----------
        (164,749)       271,041        447,278        575,701        656,048
        (264,124)      (286,467)      (634,968)      (954,633)      (525,634)
      ----------     ----------     ----------    -----------     ----------
        (428,873)       (15,426)      (187,690)      (378,932)       130,414
      ----------     ----------     ----------    -----------     ----------
        (743,717)      (714,967)       496,969     (1,055,897)      (243,208)
       2,413,119      3,128,086      2,401,866      3,457,763      3,700,971
      ----------     ----------     ----------    -----------     ----------
      $1,669,402     $2,413,119     $2,898,835    $ 2,401,866     $3,457,763
      ==========     ==========     ==========    ===========     ==========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                           AMERICAN CENTURY INTERNATIONAL                   AMERICAN CENTURY VALUE
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $    4,224     $    5,811    $   (19,072)   $    19,099     $   (3,376)    $   12,948
 Net realized (losses) gains on
  investments......................     (608,976)      (689,257)      (402,633)        (4,790)        97,791        221,520
 Net unrealized appreciation
  (depreciation) on investments....    1,312,990       (153,762)    (1,072,608)     1,083,026       (527,868)         1,419
                                      ----------     ----------    -----------    -----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      708,238       (837,208)    (1,494,313)     1,097,335       (433,453)       235,887
                                      ----------     ----------    -----------    -----------     ----------     ----------
From capital transactions:
 Net premiums......................      850,406      1,085,005      1,175,620        822,064        766,786        379,362
 Redemptions.......................     (225,436)      (145,809)       (74,515)      (234,425)       (67,724)       (28,965)
                                      ----------     ----------    -----------    -----------     ----------     ----------
 Total net premiums
  (redemptions)....................      624,970        939,196      1,101,105        587,639        699,062        350,397
 Net division transfers............     (933,326)      (857,585)      (451,734)    (1,240,608)     2,168,176       (332,611)
                                      ----------     ----------    -----------    -----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (308,356)        81,611        649,371       (652,969)     2,867,238         17,786
                                      ----------     ----------    -----------    -----------     ----------     ----------
NET CHANGE IN NET ASSETS...........      399,882       (755,597)      (844,942)       444,366      2,433,785        253,673
NET ASSETS-BEGINNING OF PERIOD.....    3,017,879      3,773,476      4,618,418      4,258,330      1,824,545      1,570,872
                                      ----------     ----------    -----------    -----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $3,417,761     $3,017,879    $ 3,773,476    $ 4,702,696     $4,258,330     $1,824,545
                                      ==========     ==========    ===========    ===========     ==========     ==========

                                                  J.P. MORGAN BOND
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......  $    98,446     $      476     $   60,949
 Net realized (losses) gains on
  investments......................       40,537          6,948         38,000
 Net unrealized appreciation
  (depreciation) on investments....      (83,584)       133,452        (25,687)
                                     -----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................       55,399        140,876         73,262
                                     -----------     ----------     ----------
From capital transactions:
 Net premiums......................      487,865        455,414        196,256
 Redemptions.......................      (56,678)       (18,888)       (70,659)
                                     -----------     ----------     ----------
 Total net premiums
  (redemptions)....................      431,187        436,526        125,597
 Net division transfers............   (1,076,434)       511,659       (220,158)
                                     -----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (645,247)       948,185        (94,561)
                                     -----------     ----------     ----------
NET CHANGE IN NET ASSETS...........     (589,848)     1,089,061        (21,299)
NET ASSETS-BEGINNING OF PERIOD.....    2,186,373      1,097,312      1,118,611
                                     -----------     ----------     ----------
NET ASSETS-END OF PERIOD...........  $ 1,596,525     $2,186,373     $1,097,312
                                     ===========     ==========     ==========

              See accompanying notes to the financial statements.

            J.P. MORGAN SMALL COMPANY                         SEI LARGE CAP VALUE                      SEI LARGE CAP GROWTH
                     DIVISION                                       DIVISION                                 DIVISION
    ------------------------------------------   ----------------------------------------------   -------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR
       ENDED          ENDED          ENDED       JANUARY 1, 2003       ENDED          ENDED       JANUARY 1, 2003       ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,
        2003           2002           2001             2003             2002           2001             2003             2002
    ------------   ------------   ------------   ----------------   ------------   ------------   ----------------   ------------
     $  (18,418)    $  (12,017)   $   (16,899)     $    34,753      $    54,383     $   33,719      $   (12,715)     $   (21,499)
       (126,675)      (136,718)      (750,139)        (108,247)        (164,369)       120,973       (1,246,012)        (550,230)
      1,091,759       (590,383)       226,878          899,626         (830,172)      (264,073)       1,732,357         (846,082)
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
        946,666       (739,118)      (540,160)         826,132         (940,158)      (109,381)         473,630       (1,417,811)
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
        678,148        726,006        782,294        1,023,965        1,963,722      1,267,673          885,648        1,708,155
        (91,615)       (53,971)      (162,349)        (180,173)         (98,133)       (11,981)        (144,173)        (120,234)
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
        586,533        672,035        619,945          843,792        1,865,589      1,255,692          741,475        1,587,921
       (800,138)      (363,298)    (1,512,612)      (7,912,120)      (1,083,152)     2,369,903       (4,812,094)         103,453
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
       (213,605)       308,737       (892,667)      (7,068,328)         782,437      3,625,595       (4,070,619)       1,691,374
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
        733,061       (430,381)    (1,432,827)      (6,242,196)        (157,721)     3,516,214       (3,596,989)         273,563
      2,698,194      3,128,575      4,561,402        6,242,196        6,399,917      2,883,703        3,596,989        3,323,426
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
     $3,431,255     $2,698,194    $ 3,128,575      $        --      $ 6,242,196     $6,399,917      $        --      $ 3,596,989
     ==========     ==========    ===========      ===========      ===========     ==========      ===========      ===========

          SEI LARGE CAP GROWTH            SEI SMALL CAP VALUE
              DIVISION                          DIVISION
          ----------------   ----------------------------------------------
              FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
                 ENDED       JANUARY 1, 2003       ENDED          ENDED
              DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,
                  2001             2003             2002           2001
              ------------   ----------------   ------------   ------------
               $  (17,086)     $    11,307       $   (5,582)    $    1,673
                 (273,188)         237,122          147,375        181,816
                 (454,976)         343,241         (421,819)        50,440
               ----------      -----------       ----------     ----------
                 (745,250)         591,670         (280,026)       233,929
               ----------      -----------       ----------     ----------
                  783,274          627,282          853,212        369,453
                  (12,480)         (76,705)         (37,761)        (4,948)
               ----------      -----------       ----------     ----------
                  770,794          550,577          815,451        364,505
                1,457,589       (4,059,481)        (224,672)     1,612,852
               ----------      -----------       ----------     ----------
                2,228,383       (3,508,904)         590,779      1,977,357
               ----------      -----------       ----------     ----------
                1,483,133       (2,917,234)         310,753      2,211,286
                1,840,293        2,917,234        2,606,481        395,195
               ----------      -----------       ----------     ----------
               $3,323,426      $        --       $2,917,234     $2,606,481
               ==========      ===========       ==========     ==========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  SEI SMALL CAP GROWTH                   SEI INTERNATIONAL EQUITY
                                                        DIVISION                                 DIVISION
                                     ----------------------------------------------   -------------------------------
                                      FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR
                                     JANUARY 1, 2003       ENDED          ENDED       JANUARY 1, 2003       ENDED
                                      TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,
                                           2003             2002           2001             2003             2002
                                     ----------------   ------------   ------------   ----------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......    $    (4,820)      $   (6,484)    $   (5,267)     $    (8,543)      $   (4,561)
 Net realized (losses) gains on
  investments......................       (161,055)        (109,318)       (43,461)        (382,640)        (478,560)
 Net unrealized appreciation
  (depreciation) on investments....        421,898         (251,717)      (130,145)         671,688           53,664
                                       -----------       ----------     ----------      -----------       ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................        256,023         (367,519)      (178,873)         280,505         (429,457)
                                       -----------       ----------     ----------      -----------       ----------
From capital transactions:
 Net premiums......................        311,995          490,011        267,081          476,940          896,955
 Redemptions.......................        (42,449)         (18,783)        (3,933)        (107,851)         (68,736)
                                       -----------       ----------     ----------      -----------       ----------
 Total net premiums
  (redemptions)....................        269,546          471,228        263,148          369,089          828,219
 Net division transfers............     (1,686,264)        (583,627)       888,733       (2,791,404)        (899,092)
                                       -----------       ----------     ----------      -----------       ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (1,416,718)        (112,399)     1,151,881       (2,422,315)         (70,873)
                                       -----------       ----------     ----------      -----------       ----------
NET CHANGE IN NET ASSETS...........     (1,160,695)        (479,918)       973,008       (2,141,810)        (500,330)
NET ASSETS-BEGINNING OF PERIOD.....      1,160,695        1,640,613        667,605        2,141,810        2,642,140
                                       -----------       ----------     ----------      -----------       ----------
NET ASSETS-END OF PERIOD...........    $        --       $1,160,695     $1,640,613      $        --       $2,141,810
                                       ===========       ==========     ==========      ===========       ==========

                                            SEI INTERNATIONAL EQUITY      SEI EMERGING MARKETS EQUITY
                                                 DIVISION                           DIVISION
                                            ------------------   ----------------------------------------------
                                                  FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
                                                     ENDED       JANUARY 1, 2003       ENDED          ENDED
                                                  DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,
                                                      2001             2003             2002           2001
                                                  ------------   ----------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......                $  (13,625)     $    (4,464)      $   (8,079)    $   (5,858)
 Net realized (losses) gains on
  investments......................                  (150,854)          45,798         (103,154)       (71,561)
 Net unrealized appreciation
  (depreciation) on investments....                  (470,546)         179,831          (19,133)       (18,064)
                                                   ----------      -----------       ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................                  (635,025)         221,165         (130,366)       (95,483)
                                                   ----------      -----------       ----------     ----------
From capital transactions:
 Net premiums......................                   504,030          220,681          372,970        230,071
 Redemptions.......................                    (5,407)         (35,794)         (35,140)        (3,153)
                                                   ----------      -----------       ----------     ----------
 Total net premiums
  (redemptions)....................                   498,623          184,887          337,830        226,918
 Net division transfers............                   985,513       (1,491,845)        (291,392)       415,874
                                                   ----------      -----------       ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................                 1,484,136       (1,306,958)          46,438        642,792
                                                   ----------      -----------       ----------     ----------
NET CHANGE IN NET ASSETS...........                   849,111       (1,085,793)         (83,928)       547,309
NET ASSETS-BEGINNING OF PERIOD.....                 1,793,029        1,085,793        1,169,721        622,412
                                                   ----------      -----------       ----------     ----------
NET ASSETS-END OF PERIOD...........                $2,642,140      $        --       $1,085,793     $1,169,721
                                                   ==========      ===========       ==========     ==========

              See accompanying notes to the financial statements.

                SEI CORE FIXED INCOME                             SEI HIGH YIELD BOND
                       DIVISION                                         DIVISION
    ----------------------------------------------   ----------------------------------------------
     FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
    JANUARY 1, 2003       ENDED          ENDED       JANUARY 1, 2003       ENDED          ENDED
     TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,
          2003             2002           2001             2003             2002           2001
    ----------------   ------------   ------------   ----------------   ------------   ------------
      $    95,697      $   250,604     $  524,914      $    49,574       $   73,743     $   66,486
           40,717          231,320         63,329          (24,140)         (31,008)       (11,370)
         (126,347)         152,500       (163,196)          47,962           10,977        (45,518)
      -----------      -----------     ----------      -----------       ----------     ----------
           10,067          634,424        425,047           73,396           53,712          9,598
      -----------      -----------     ----------      -----------       ----------     ----------
          689,483        1,157,773      1,461,349          185,445          296,418        140,487
          (70,021)         (80,944)        (6,372)         (16,172)         (17,194)        (6,065)
      -----------      -----------     ----------      -----------       ----------     ----------
          619,462        1,076,829      1,454,977          169,273          279,224        134,422
       (5,160,360)      (6,704,043)     2,253,427       (1,436,283)        (291,012)       622,668
      -----------      -----------     ----------      -----------       ----------     ----------
       (4,540,898)      (5,627,214)     3,708,404       (1,267,010)         (11,788)       757,090
      -----------      -----------     ----------      -----------       ----------     ----------
       (4,530,831)      (4,992,790)     4,133,451       (1,193,614)          41,924        766,688
        4,530,831        9,523,621      5,390,170        1,193,614        1,151,690        385,002
      -----------      -----------     ----------      -----------       ----------     ----------
      $        --      $ 4,530,831     $9,523,621      $        --       $1,193,614     $1,151,690
      ===========      ===========     ==========      ===========       ==========     ==========

             SEI INTERNATIONAL FIXED INCOME                     SEI EMERGING MARKETS DEBT
                        DIVISION                                        DIVISION
     ----------------------------------------------   ---------------------------------------------
      FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
     JANUARY 1, 2003       ENDED          ENDED       JANUARY 1, 2003      ENDED          ENDED
       TO APRIL 30,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
           2003             2002           2001            2003             2002           2001
     ----------------   ------------   ------------   ---------------   ------------   ------------
       $    16,518       $   60,273      $    797        $   5,570       $  18,219       $ 23,066
            81,500           36,233         3,141           46,676           6,408            109
           (65,556)          73,676       (48,543)           2,815           4,931          3,104
       -----------       ----------      --------        ---------       ---------       --------
            32,462          170,182       (44,605)          55,061          29,558         26,279
       -----------       ----------      --------        ---------       ---------       --------
            49,479          190,493       179,774           68,402          43,180         26,055
            (4,118)         (16,042)         (507)          (4,391)        (12,334)          (349)
       -----------       ----------      --------        ---------       ---------       --------
            45,361          174,451       179,267           64,011          30,846         25,706
        (1,235,137)         (46,542)      107,801         (356,042)       (107,459)        47,348
       -----------       ----------      --------        ---------       ---------       --------
        (1,189,776)         127,909       287,068         (292,031)        (76,613)        73,054
       -----------       ----------      --------        ---------       ---------       --------
        (1,157,314)         298,091       242,463         (236,970)        (47,055)        99,333
         1,157,314          859,223       616,760          236,970         284,025        184,692
       -----------       ----------      --------        ---------       ---------       --------
       $        --       $1,157,314      $859,223        $      --       $ 236,970       $284,025
       ===========       ==========      ========        =========       =========       ========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                   JANUS MID CAP                        T. ROWE PRICE SMALL CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......  $   (16,296)   $   (21,051)   $   (23,470)    $  (16,640)    $   (8,662)    $   (7,035)
 Net realized (losses) gains on
  investments......................     (555,069)    (1,218,533)      (890,046)       (62,882)      (259,314)       (80,388)
 Net unrealized appreciation
  (depreciation) on investments....    1,373,769         13,465       (721,324)     1,105,929       (366,663)       (35,496)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      802,404     (1,226,119)    (1,634,840)     1,026,407       (634,639)      (122,919)
                                     -----------    -----------    -----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................      786,659      1,185,370        984,305        608,381        455,290        325,191
 Redemptions.......................     (155,047)      (141,619)       (62,126)       (73,600)       (42,838)        (6,798)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................      631,612      1,043,751        922,179        534,781        412,452        318,393
 Net division transfers............   (1,165,168)    (1,162,538)     1,310,289      2,328,426        752,333        458,793
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (533,556)      (118,787)     2,232,468      2,863,207      1,164,785        777,186
                                     -----------    -----------    -----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........      268,848     (1,344,906)       597,628      3,889,614        530,146        654,267
NET ASSETS-BEGINNING OF PERIOD.....    2,599,121      3,944,027      3,346,399      1,809,718      1,279,572        625,305
                                     -----------    -----------    -----------     ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........  $ 2,867,969    $ 2,599,121    $ 3,944,027     $5,699,332     $1,809,718     $1,279,572
                                     ===========    ===========    ===========     ==========     ==========     ==========

                                           T. ROWE PRICE LARGE CAP GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $  (14,923)    $   (5,284)    $   (5,068)
 Net realized (losses) gains on
  investments......................       (2,324)      (243,411)      (263,770)
 Net unrealized appreciation
  (depreciation) on investments....    1,104,502       (489,472)       205,475
                                      ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,087,255       (738,167)       (63,363)
                                      ----------     ----------     ----------
From capital transactions:
 Net premiums......................      669,432        483,045        201,640
 Redemptions.......................     (155,318)       (11,830)       (16,970)
                                      ----------     ----------     ----------
 Total net premiums
  (redemptions)....................      514,114        471,215        184,670
 Net division transfers............      (36,838)     1,424,134      1,008,009
                                      ----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................      477,276      1,895,349      1,192,679
                                      ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........    1,564,531      1,157,182      1,129,316
NET ASSETS-BEGINNING OF PERIOD.....    3,354,606      2,197,424      1,068,108
                                      ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $4,919,137     $3,354,606     $2,197,424
                                      ==========     ==========     ==========

              See accompanying notes to the financial statements.

          NEUBERGER BERMAN
            MID CAP VALUE              FI INTERNATIONAL STOCK         MORGAN STANLEY EAFE INDEX          METLIFE STOCK INDEX
              DIVISION                        DIVISION                        DIVISION                         DIVISION
    -----------------------------   -----------------------------   -----------------------------   ------------------------------
      FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003            2002            2003            2002            2003            2002            2003            2002
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   ---------------
     $   (2,162)      $   (210)      $      686       $   (671)      $  (26,259)       $   --       $  (335,601)      $     --
         11,484             88          146,826        (16,747)         395,506           (70)          801,918            (54)
        190,096             (1)         241,093        (10,058)       1,582,302          (124)       15,233,663         (5,447)
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        199,418           (123)         388,605        (27,476)       1,951,549          (194)       15,699,980         (5,501)
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        243,928         37,955          403,707         72,851          555,181         2,890         9,231,057        113,565
        (19,440)            --          (64,995)        (3,589)        (291,190)           --        (2,432,963)   --.........
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        224,488         37,955          338,712         69,262          263,991         2,890         6,798,094        113,565
        506,769        155,197          201,796        866,031        3,891,872         5,258        56,239,056         31,337
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        731,257        193,152          540,508        935,293        4,155,863         8,148        63,037,150        144,902
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        930,675        193,029          929,113        907,817        6,107,412         7,954        78,737,130        139,401
        193,029             --          907,817             --            7,954            --           139,401             --
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
     $1,123,704       $193,029       $1,836,930       $907,817       $6,115,366        $7,954       $78,876,531       $139,401
     ==========       ========       ==========       ========       ==========        ======       ===========       ========

                                         STATE STREET RESEARCH
      METLIFE MID CAP STOCK INDEX           LARGE CAP VALUE
               DIVISION                        DIVISION
     -----------------------------   -----------------------------
       FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
         2003            2002            2003            2002
     ------------   --------------   ------------   --------------
       $   (208)        $   --        $   17,646        $   26
         16,493           (137)          227,595           290
         16,404            (58)        1,684,315             9
       --------         ------        ----------        ------
         32,689           (195)        1,929,556           325
       --------         ------        ----------        ------
         44,445          2,472           685,607           514
             --             --          (357,667)           --
       --------         ------        ----------        ------
         44,445          2,472           327,940           514
        192,657          7,371         5,321,717         6,623
       --------         ------        ----------        ------
        237,102          9,843         5,649,657         7,137
       --------         ------        ----------        ------
        269,791          9,648         7,579,213         7,462
          9,648             --             7,462            --
       --------         ------        ----------        ------
       $279,439         $9,648        $7,586,675        $7,462
       ========         ======        ==========        ======

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                         STATE STREET RESEARCH              LEHMAN BROTHERS              STATE STREET RESEARCH
                                              DIVERSIFIED                AGGREGATE BOND INDEX                   AURORA
                                               DIVISION                        DIVISION                        DIVISION
                                     -----------------------------   -----------------------------   -----------------------------
                                       FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
                                      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2003            2002            2002            2003            2003            2002
                                     ------------   --------------   ------------   --------------   ------------   --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
  Net investment income (loss).....  $   (47,853)       $   --       $   (53,977)      $    --        $  (29,106)       $   --
  Net realized (losses) gains on
    investments....................      132,251             1             5,640           131           313,541             5
  Net unrealized appreciation
    (depreciation) on
    investments....................    1,354,000           (10)          235,824           481         2,411,449          (214)
                                     -----------        ------       -----------       -------        ----------        ------
  Net increase (decrease) in net
    assets resulting from
    operations.....................    1,438,398            (9)          187,487           612         2,695,884          (209)
                                     -----------        ------       -----------       -------        ----------        ------
From capital transactions:
 Net premiums......................    1,112,394         1,518         1,205,578        16,619           924,711         3,693
 Redemptions.......................     (550,793)           --          (344,761)           --          (136,200)           --
                                     -----------        ------       -----------       -------        ----------        ------
 Total net premiums
  (redemptions)....................      561,601         1,518           860,817        16,619           788,511         3,693
 Net division transfers............    8,536,501          (184)       12,742,489        12,049         4,959,409         2,638
                                     -----------        ------       -----------       -------        ----------        ------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    9,098,102         1,334        13,603,306        28,668         5,747,920         6,331
                                     -----------        ------       -----------       -------        ----------        ------
NET CHANGE IN NET ASSETS...........   10,536,500         1,325        13,790,793        29,280         8,443,804         6,122
NET ASSETS-BEGINNING OF PERIOD.....        1,325            --            29,280            --             6,122            --
                                     -----------        ------       -----------       -------        ----------        ------
NET ASSETS-END OF PERIOD...........  $10,537,825        $1,325       $13,820,073       $29,280        $8,449,926        $6,122
                                     ===========        ======       ===========       =======        ==========        ======


                                          RUSSELL 2000 INDEX
                                               DIVISION
                                     -----------------------------
                                       FOR THE      FOR THE PERIOD
                                      YEAR ENDED    MAY 1, 2002 TO
                                     DECEMBER 31,    DECEMBER 31,
                                         2003            2002
                                     ------------   --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
  Net investment income (loss).....   $   (3,073)      $   (162)
  Net realized (losses) gains on
    investments....................       28,014          1,974
  Net unrealized appreciation
    (depreciation) on
    investments....................      338,105         (2,670)
                                      ----------       --------
  Net increase (decrease) in net
    assets resulting from
    operations.....................      363,046           (858)
                                      ----------       --------
From capital transactions:
 Net premiums......................      239,410         38,030
 Redemptions.......................      (28,353)        (3,641)
                                      ----------       --------
 Total net premiums
  (redemptions)....................      211,057         34,389
 Net division transfers............    1,522,017        170,624
                                      ----------       --------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    1,733,074        205,013
                                      ----------       --------
NET CHANGE IN NET ASSETS...........    2,096,120        204,155
NET ASSETS-BEGINNING OF PERIOD.....      204,155             --
                                      ----------       --------
NET ASSETS-END OF PERIOD...........   $2,300,275       $204,155
                                      ==========       ========

              See accompanying notes to the financial statements.

    HARRIS OAKMARK LARGE CAP VALUE              ALGER EQUITY GROWTH                       HARRIS OAKMARK FOCUSED VALUE
               DIVISION                               DIVISION                                      DIVISION
    ------------------------------   ------------------------------------------   ---------------------------------------------
      FOR THE      FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
     YEAR ENDED      MAY 1, 2002        ENDED          ENDED          ENDED          ENDED          ENDED         MAY 1, 2001
    DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2003            2002             2003           2002           2001           2003           2002            2001
    ------------   ---------------   ------------   ------------   ------------   ------------   ------------   ---------------
     $   (7,811)     $    2,944       $   (9,692)    $   (5,826)    $   (5,594)    $  (13,009)    $   (2,432)     $     (191)
         24,972         (19,322)         (74,437)       (67,117)      (496,412)        96,958        (34,606)         10,815
        612,604         (24,581)         621,148       (315,581)       152,082      1,357,025       (148,104)         80,364
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
        629,765         (40,959)         537,019       (388,524)      (349,924)     1,440,974       (185,142)         90,988
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
        454,684         159,550          553,112        364,909        291,377      1,109,629        492,122          56,954
         (3,576)         (3,635)        (192,433)       (29,583)       (25,626)      (210,490)        (5,714)             --
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
        451,108         155,915          360,679        335,326        265,751        899,139        486,408          56,954
      1,262,045       1,639,902          (15,477)       476,252       (816,158)       813,782      1,921,074       1,152,898
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
      1,713,153       1,795,817          345,202        811,578       (550,407)     1,712,921      2,407,482       1,209,852
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
      2,342,918       1,754,858          882,221        423,054       (900,331)     3,153,895      2,222,340       1,300,840
      1,754,858              --        1,255,969        832,915      1,733,246      3,523,180      1,300,840              --
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
     $4,097,776      $1,754,858       $2,138,190     $1,255,969     $  832,915     $6,677,075     $3,523,180      $1,300,840
     ==========      ==========       ==========     ==========     ==========     ==========     ==========      ==========

                                          STATE STREET RESEARCH
          DAVIS VENTURE VALUE                  MONEY MARKET
                DIVISION                         DIVISION
     ------------------------------   ------------------------------
     FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE PERIOD
        ENDED         MAY 1, 2002        ENDED       MAY 1, 2002 TO
     DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2003            2002             2003            2002
     ------------   ---------------   ------------   ---------------
      $   (4,532)      $   (529)      $    42,129       $  34,541
          58,857            271              (159)             --
         315,280          1,504                 4              --
      ----------       --------       -----------       ---------
         369,605          1,246            41,974          34,541
      ----------       --------       -----------       ---------
         392,326         27,971         8,210,370         517,787
        (159,399)            --        (3,491,644)             --
      ----------       --------       -----------       ---------
         232,927         27,971         4,718,726         517,787
       1,240,507        412,257        28,634,700        (412,656)
      ----------       --------       -----------       ---------
       1,473,434        440,228        33,353,426         105,131
      ----------       --------       -----------       ---------
       1,843,039        441,474        33,395,400         139,672
         441,474             --           139,672              --
      ----------       --------       -----------       ---------
      $2,284,513       $441,474       $33,535,072       $ 139,672
      ==========       ========       ===========       =========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                         STATE STREET RESEARCH       STATE STREET RESEARCH
                                              BOND INCOME              AGGRESSIVE GROWTH       JANUS AGGRESSIVE GROWTH
                                               DIVISION                    DIVISION                   DIVISION
                                     -----------------------------   ---------------------   ---------------------------
                                       FOR THE      FOR THE PERIOD      FOR THE PERIOD         FOR THE        FOR THE
                                      YEAR ENDED    MAY 1, 2002 TO     APRIL 28, 2003 TO      YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,        DECEMBER 31,        DECEMBER 31,   DECEMBER 31,
                                         2003            2002                2003                2003           2002
                                     ------------   --------------   ---------------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
Net investment income (loss).......   $   42,694      $     (432)         $  (26,220)         $  (1,954)      $ (1,376)
Net realized (losses) gains on
 investments.......................       54,748           6,350             172,427            (24,507)        (3,313)
Net unrealized appreciation
 (depreciation) on investments.....      (20,763)         45,428           1,314,988            114,428        (72,481)
                                      ----------      ----------          ----------          ---------       --------
Net increase (decrease) in net
 assets resulting from
 operations........................       76,679          51,346           1,461,195             87,967        (77,170)
                                      ----------      ----------          ----------          ---------       --------
From capital transactions:
Net premiums.......................      225,302         121,385             670,735             80,680         69,222
Redemptions........................     (102,378)             --            (182,835)           (13,802)        (2,117)
                                      ----------      ----------          ----------          ---------       --------
Total net premiums (redemptions)...      122,924         121,385             487,900             66,878         67,105
Net division transfers.............     (534,530)      1,167,540           4,514,480           (179,479)       315,616
                                      ----------      ----------          ----------          ---------       --------
Net (decrease) increase in net
 assets resulting from capital
 transactions......................     (411,606)      1,288,925           5,002,380           (112,601)       382,721
                                      ----------      ----------          ----------          ---------       --------
NET CHANGE IN NET ASSETS...........     (334,927)      1,340,271           6,463,575            (24,634)       305,551
NET ASSETS-BEGINNING OF PERIOD.....    1,340,271              --                  --            375,111         69,560
                                      ----------      ----------          ----------          ---------       --------
NET ASSETS-END OF PERIOD...........   $1,005,344      $1,340,271          $6,463,575          $ 350,477       $375,111
                                      ==========      ==========          ==========          =========       ========


                                          JANUS AGGRESSIVE GROWTH             PIMCO INNOVATION
                                               DIVISION                           DIVISION
                                          -------------------   --------------------------------------------
                                               FOR THE PERIOD     FOR THE        FOR THE      FOR THE PERIOD
                                               MAY 1, 2001 TO    YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                                DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                    2001            2003           2002            2001
                                               --------------   ------------   ------------   --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
Net investment income (loss).......               $  (110)        $   (804)      $   (220)       $   (26)
Net realized (losses) gains on
 investments.......................                  (922)           5,514         21,777            388
Net unrealized appreciation
 (depreciation) on investments.....                (1,402)          59,767        (18,504)         2,087
                                                  -------         --------       --------        -------
Net increase (decrease) in net
 assets resulting from
 operations........................                (2,434)          64,477          3,053          2,449
                                                  -------         --------       --------        -------
From capital transactions:
Net premiums.......................                 1,398           55,816         33,274            659
Redemptions........................                    --             (916)          (907)            --
                                                  -------         --------       --------        -------
Total net premiums (redemptions)...                 1,398           54,900         32,367            659
Net division transfers.............                70,596          122,223         19,000         12,282
                                                  -------         --------       --------        -------
Net (decrease) increase in net
 assets resulting from capital
 transactions......................                71,994          177,123         51,367         12,941
                                                  -------         --------       --------        -------
NET CHANGE IN NET ASSETS...........                69,560          241,600         54,420         15,390
NET ASSETS-BEGINNING OF PERIOD.....                    --           69,810         15,390             --
                                                  -------         --------       --------        -------
NET ASSETS-END OF PERIOD...........               $69,560         $311,410       $ 69,810        $15,390
                                                  =======         ========       ========        =======

              See accompanying notes to the financial statements.

                                            T. ROWE PRICE
         PIMCO TOTAL RETURN                MID-CAP GROWTH             MET/AIM SMALL CAP GROWTH       MET/AIM MID CAP CORE EQUITY
              DIVISION                        DIVISION                        DIVISION                        DIVISION
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
      FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003            2002            2003            2002            2003            2002            2003            2002
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   --------------
     $  212,862      $   (1,034)      $ (2,002)       $   (19)       $   (2,118)     $      (47)      $  1,793        $   (61)
        14,1985           9,702         10,086            134           306,607         (12,202)        10,249            (25)
       (114,267)         70,607         89,276           (757)           69,905          (3,776)        27,188           (689)
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
        240,580          79,275         97,360           (642)          374,394         (16,025)        39,230           (775)
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
        661,392         216,482         73,517          6,936           220,432         103,703         35,726         11,364
       (109,856)             --           (147)            --            (1,434)             --           (689)        (3,653)
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
        551,536         216,482         73,370          6,936           218,998         103,703         35,037          7,711
      4,464,401       1,930,294        705,696         18,113          (842,721)        916,013        112,597         90,863
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
      5,015,937       2,146,776        779,066         25,049          (623,723)      1,019,716        147,634         98,574
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
      5,256,517       2,226,051        876,426         24,407          (249,329)      1,003,691        186,864         97,799
      2,226,051              --         24,407             --         1,003,691              --         97,799             --
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
     $7,482,568      $2,226,051       $900,833        $24,407        $  754,362      $1,003,691       $284,663        $97,799
     ==========      ==========       ========        =======        ==========      ==========       ========        =======


     HARRIS OAKMARK INTERNATIONAL
               DIVISION
     -----------------------------
       FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO
     DECEMBER 31,    DECEMBER 31,
         2003            2002
     ------------   --------------
      $   18,861       $    19
          15,022             9
         236,282           594
      ----------       -------
         270,165           622
      ----------       -------
         106,795           289
          (4,812)           --
      ----------       -------
         101,983           289
       1,447,564        66,080
      ----------       -------
       1,549,547        66,991
      ----------       -------
       1,819,712            --
          66,991            --
      ----------       -------
      $1,886,703       $66,991
      ==========       =======

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           AMERICAN FUNDS                  AMERICAN FUNDS
                                        AMERICAN FUNDS GROWTH               GROWTH-INCOME                 GLOBAL SMALL CAP
                                              DIVISION                        DIVISION                        DIVISION
                                    -----------------------------   -----------------------------   -----------------------------
                                      FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
                                     YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        2002            2002            2003            2002            2003            2002
                                    ------------   --------------   ------------   --------------   ------------   --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
Net investment income (loss)......  $   (19,390)         (1,364)     $   36,657      $   11,061      $   (2,084)      $   (140)
Net realized (losses) gains on
 investments......................      112,786            (480)        106,538             (66)         74,090         (1,235)
Net unrealized appreciation
 (depreciation) on investments....    1,363,970         (20,215)        977,443          (2,905)        298,702         (6,799)
                                    -----------      ----------      ----------      ----------      ----------       --------
Net increase (decrease) in net
 assets resulting from
 operations.......................    1,457,366         (22,059)      1,120,638           8,090         370,708         (8,174)
                                    -----------      ----------      ----------      ----------      ----------       --------
From capital transactions:
Net premiums......................    1,039,478         162,117         941,231          97,962         221,251         27,455
Redemptions.......................     (230,416)             --        (227,472)        (30,501)       (119,903)        (3,390)
                                    -----------      ----------      ----------      ----------      ----------       --------
Total net premiums
 (redemptions)....................      809,062         162,117         713,759          67,461         101,348         24,065
Net division transfers............    6,785,617       1,106,081       4,029,509       1,206,033       1,786,069        196,122
                                    -----------      ----------      ----------      ----------      ----------       --------
Net (decrease) increase in net
 assets resulting from capital
 transactions.....................    7,594,679       1,246,139       4,743,268       1,281,584       1,887,417        212,013
                                    -----------      ----------      ----------      ----------      ----------       --------
NET CHANGE IN NET ASSETS..........    9,052,045              --       5,863,906              --       2,258,125             --
NET ASSETS-BEGINNING OF PERIOD....    1,246,139              --       1,281,584              --         212,013             --
                                    -----------      ----------      ----------      ----------      ----------       --------
NET ASSETS-END OF PERIOD..........  $10,298,184       1,246,139      $7,145,490      $1,281,584      $2,470,138       $212,013
                                    ===========      ==========      ==========      ==========      ==========       ========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

1. BUSINESS. General American Separate Account Eleven (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American") was established by General American's Board of Directors on January 30, 1985 to support General American's operations with respect to certain variable life policies ("Policies"). General American is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on November 10, 1986 under the Investment Company Act of 1940, as amended and exists in accordance with the regulations of the Missouri Insurance Department. The Separate Account presently consists of forty-seven divisions that support variable life insurance policies.

The divisions of the Separate Account invest in shares of the portfolios or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds, Met Investors Fund, Van Eck Worldwide Fund, Russell Fund, American Century Fund, and J.P. Morgan Fund, collectively, the "Funds". For convenience, the portfolios and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Accounts assets attributable to the variable life insurance policies is not chargeable with liabilities arising out of any other business General American may conduct.

The table below represents the Divisions within the Separate Account:

VIP Equity-Income Division                            MetLife Mid Cap Stock Index Division(b)
                                                      State Street Research Large Cap Value
VIP Growth Division                                   Division(b)
VIP Overseas Division                                 State Street Research Diversified Division(b)
VIP Asset Manager                                     Lehman Brothers Aggregate Bond Index Division(b)
VIP High Income Division                              State Street Research Aurora Division(b)
VIP Mid Cap Division                                  Russell 2000 Index Division(b)
Van Eck Worldwide Hard Assets Division                Harris Oakmark Large Cap Value Division(b)
Van Eck Worldwide Fund Emerging Markets Division      Alger Equity Growth Division
Russell Multi-Style Equity Division                   Harris Oakmark Focused Value Division
Russell Core Bond Division                            Davis Venture Value Division(b)
Russell Aggressive Equity Division                    State Street Research Money Market Division(b)
Russell Non-US Division                               State Street Research Bond Income Division(b)
                                                      State Street Research Aggressive Growth
American Century Income & Growth Division             Division(c)
American Century International Division               Janus Aggressive Growth Division(a)
American Century Value Division                       PIMCO Innovation Division(a)
J.P. Morgan Bond Division                             PIMCO Total Return Division(b)
J.P. Morgan Small Company Division                    T. Rowe Price Mid-Cap Growth Division(b)
Janus Mid Cap Division                                Met/AIM Small Cap Growth Division(b)
T. Rowe Price Small Cap Growth Division               Met/AIM Mid Cap Core Equity Division(b)
T. Rowe Price Large Cap Growth Division               Harris Oakmark International Division(b)
Neuberger Berman Mid Cap Value Division(b)            American Funds Growth Division(b)
FI International Stock Division(b)                    American Funds Growth-Income Division(b)
Morgan Stanley EAFE Index Division(b)                 American Funds Global Small Cap Division(b)
MetLife Stock Index Division(b)

(a) On May 1, 2001, operations commenced for two new Divisions added to the Separate Account on that date: Janus Aggressive Growth Division and PIMCO Innovation Division.

(b) On May 1, 2002, operations commenced for twenty-two new Divisions added to the Separate Account on that date: Neuberger Berman Mid Cap Value Division, FI International Stock Division, Morgan Stanley EAFE Index Division, MetLife Stock Index Division, MetLife Mid Cap Stock Index Division, State Street Research Large Cap Value Division, State Street Research Diversified Division, Lehman Brothers Aggregate Bond Index Division, State Street Research Aurora

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

1. BUSINESS (CONTINUED)

    Division, Russell 2000 Index Division, Harris Oakmark Large Cap Value Division, Davis Venture Value Division, State Street Research Money Market Division, State Street Research Bond Income Division, PIMCO Total Return Division, T. Rowe Price Mid-Cap Growth Division, Met/AIM Small Cap Growth Division, Met/AIM Mid Cap Core Equity Division, Harris Oakmark International Division, American Funds Growth Division, American Funds Growth-Income Division and American Funds Global Small Cap Division.

(c) On April 28, 2003, operations commenced for one new Division added to the Separate Account on that day: State Street Research Aggressive Growth Division.

2. SIGNIFICANT ACCOUNTING POLICIES. The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

A. VALUATION OF INVESTMENTS. Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

B. SECURITY TRANSACTIONS. Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

C. FEDERAL INCOME TAXES. The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

D. NET PREMIUMS. General American deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, General American Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. EXPENSES. Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies. Prior to the allocation of net premiums among General American's general account and the Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

A sales charge equal to 6% is deducted from each VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL and Frank Russell premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-2000 and JSVUL-2000 premium paid. The sales charge is 5% on all premiums in policy years two through twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. EXPENSES (CONTINUED)

for expenses incurred in distributing the policy and any additional benefits provided by rider. A maximum sales charge of 5% is deducted from each VUL-2002 premium payment. No sales charge is deducted from VUL-100 and Destiny premiums.

Various state and political subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL, Frank Russell, and VUL-2002 premiums, 2.25% for each Destiny premium, and the actual tax rate for VUL-2000 and JSVUL-2000 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 and VUL-2002 premiums and a 1.3% deduction is taken from VUL-2000, JSVUL-2000 and Destiny premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

General American has responsibility for the administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP, Russell VUL and Frank Russell contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2000 and JSVUL-2000 contracts. The company assesses an initial policy charge of $800 for Destiny premiums. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2002 contracts. This amount is deducted from the cash value as soon as the policy is issued and the initial premium is made.

An additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month for each $1,000 in policy coverage. For VUL-100, the charge during the first 12 policy months is $0.16 per month for each $1,000 in policy coverage, and in all policy years thereafter, the charge is $0.01 per month for each $1,000 in policy coverage. For VUL-2000, JSVUL-2000, and VUL-2002, there is a charge per $1,000 of face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount. No charge is deducted from Russell VUL, Frank Russell, VGSP, and Destiny premiums.

The cost of insurance is deducted on each monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month. An additional monthly deduction includes charges for any additional benefits provided by rider.

During the first ten policy years for VUL-95, VGSP, Russell VUL, Frank Russell, Destiny and VUL-2002, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-2000 and JSVUL-2000, the charge is based on the annual target premium, rather than the premiums actually received by General American.

In addition to the above charges, a daily charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Division of the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100, .001366%
for Russell-VUL, .0015027% for VUL-2000 and JSVUL-2000, and .0019111% for Frank Russell of the net assets of each division of the Separate Account, which equals an annual rate of .85% for VUL-95, .70% for VGSP, .90% for VUL-100, .50% for Russell-VUL, .55% for VUL-2000 and JSVUL-2000, and .70% for Frank Russell. A monthly charge is made at the policy level for the mortality and expense risks assumed by General American for the Destiny and VUL-2002 products. General American

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. EXPENSES (CONTINUED)

deducts a monthly charge at the rate of .0625% for Destiny and a maximum of ..0583333% for VUL-2002 of the cash value of each policy within the Separate Account, which equals an annual rate of .75% for Destiny and a maximum of .70% for VUL-2002. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

4. PURCHASES AND SALES OF INVESTMENTS. The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
S&P 500 Index Division(a)...................................  $  4,028     $ 67,261
Money Market Division(a)....................................     3,249       32,234
Bond Index Division(a)......................................     1,086       12,198
Managed Equity Division(a)..................................       400        6,150
Asset Allocation Division(a)................................       448       10,111
International Index Division(a).............................       509        7,359
Mid-Cap Equity Division(a)..................................       201        4,433
Small-Cap Equity Division(a)................................     1,182        4,883
VIP Equity-Income Division..................................     3,145        3,621
VIP Growth Division.........................................     2,922        6,929
VIP Overseas Division.......................................     2,353        2,466
VIP High Income Division....................................     2,672        1,407
VIP Mid Cap Division........................................     1,963        1,710
VIP Asset Manager Division..................................       991          530
Van Eck Worldwide Hard Assets Division......................       450          248
Van Eck Worldwide Emerging Markets Division.................       838          506
Russell Multi-Style Equity Division.........................     1,014        1,048
Russell Core Bond Division..................................       627          527
Russell Aggressive Equity Division..........................       333          530
Russell Non-US Fund Division................................       515          348
American Century Income & Growth Division...................       575          744
American Century International Division.....................       900        1,211
American Century Value Fund Division........................       798        1,431
J.P. Morgan Bond Division...................................       565        1,112
J.P. Morgan Small Company Division..........................       576          799
SEI Large Cap Value Division(b).............................     1,093        8,132
SEI Large Cap Growth Division(b)............................       762        4,844
SEI Small Cap Value Division(b).............................       635        4,131
SEI Small Cap Growth Division(b)............................       381        1,801
SEI International Equity Division(b)........................       649        3,082
SEI Emerging Markets Equity Division(b).....................       879        2,187
SEI Core Fixed Income Division(b)...........................     1,161        5,605
SEI High Yield Bond Division(b).............................       357        1,575
SEI International Fixed Income Division(d)..................       222        1,395
SEI Emerging Markets Debt Division(b).......................       233          519
Janus Mid Cap Division......................................       594        1,148
T. Rowe Price Small Cap Growth Division.....................     3,572          768

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)


                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
T. Rowe Price Large Cap Growth Division.....................     1,443          973
Neuberger Berman Mid Cap Value Division.....................       808           80
FI International Stock Division.............................     1,876        1,336
Morgan Stanley EAFE Index Division..........................     8,175        4,051
MetLife Stock Index Division................................    70,031        7,351
MetLife Mid Cap Stock Index Division........................       364          127
State Street Research Large Cap Value Division..............     7,198        1,537
State Street Research Diversified Division..................    10,845        1,799
Lehman Brothers Aggregate Bond Index Division...............    15,568        2,024
State Street Research Aurora Division.......................     7,146        1,329
Russell 2000 Index Division.................................     1,901          135
Harris Oakmark Large Cap Value Division.....................     2,127          424
Alger Equity Growth Division................................     1,302          975
Harris Oakmark Focused Value Division.......................     2,405        1,011
Davis Venture Value Division................................     1,830          362
State Street Research Money Market Division.................    62,327       29,537
State Street Research Bond Income Division..................       924        1,262
State Street Research Aggressive Growth Division(c).........     5,977        1,001
Janus Aggressive Growth Division............................       655          771
PIMCO Innovation Division...................................       295          118
PIMCO Total Return Division.................................     9,808        4,577
T. Rowe Price Mid-Cap Growth Division.......................       836           49
Met/AIM Small Cap Growth Division...........................       917        1,544
Met/AIM Mid Cap Core Equity Division........................       243           94
Harris Oakmark International Fund Division..................     1,656           88
American Funds Growth Division..............................     8,225          595
American Funds Growth & Income Division.....................     5,609          728
American Funds Global Small Cap Division....................     2,313          413
                                                              --------     --------
  Total.....................................................  $275,682     $269,274
                                                              ========     ========

------------

(a) For the Period January 1, 2003 to April 27, 2003
(b) For the Period January 1, 2003 to August 25, 2003
(c) For the Period April 28, 2003 to December 31, 2003
(d) For the Period January 1, 2003 to April 30, 2003

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS. The changes in units outstanding for the years ended December 31, 2003, 2002 and 2001 were as follows:

                               S&P 500 INDEX   MONEY MARKET    BOND INDEX    MANAGED EQUITY   ASSET ALLOCATION
                                DIVISION(A)    DIVISION(A)    DIVISION(A)     DIVISION(A)       DIVISION(A)
                               -------------   ------------   ------------   --------------   ----------------
(In Thousands)
Outstanding at December 31,
 2002........................      4,738           2,383           627             308               566
Activity during 2003:
 Issued......................        388             221            27              21                33
 Redeemed....................     (5,126)         (2,604)         (654)           (329)             (599)
                                  ------          ------          ----            ----              ----
Outstanding at December 31,
 2003........................          0               0             0               0                 0
                                  ======          ======          ====            ====              ====
Outstanding at December 31,
 2001........................      4,100           3,426           558             302               577
Activity during 2002:
 Issued......................      2,005           2,876           623             272               192
 Redeemed....................     (1,366)         (3,919)         (554)           (266)             (203)
                                  ------          ------          ----            ----              ----
Outstanding at December 31,
 2002........................      4,738           2,383           627             308               566
                                  ======          ======          ====            ====              ====
Outstanding at December 31,
 2000........................      2,756           1,118           502             255               672
Activity during 2001:
 Issued......................      2,203           9,503           314             111               394
 Redeemed....................       (859)         (7,196)         (258)            (64)             (489)
                                  ------          ------          ----            ----              ----
Outstanding at December 31,
 2001........................      4,100           3,426           558             302               577
                                  ======          ======          ====            ====              ====

                                                                                              VIP
                               INTERNATIONAL INDEX   MID CAP-EQUITY   SMALL CAP-EQUITY   EQUITY-INCOME
                                   DIVISION(A)        DIVISION(A)       DIVISION(A)        DIVISION
                               -------------------   --------------   ----------------   -------------
(In Thousands)
Outstanding at December 31,
 2002........................          405                 454               413             1,255
Activity during 2003:
 Issued......................           11                  34                24               195
 Redeemed....................         (416)               (488)             (437)             (163)
                                      ----                ----              ----             -----
Outstanding at December 31,
 2003........................            0                   0                 0             1,287
                                      ====                ====              ====             =====
Outstanding at December 31,
 2001........................          390                 446               346             1,177
Activity during 2002:
 Issued......................          242                 189               247               428
 Redeemed....................         (227)               (181)             (180)             (350)
                                      ----                ----              ----             -----
Outstanding at December 31,
 2002........................          405                 454               413             1,255
                                      ====                ====              ====             =====
Outstanding at December 31,
 2000........................          372                 371               304             1,042
Activity during 2001:
 Issued......................          130                 197               107               423
 Redeemed....................         (112)               (122)              (65)             (288)
                                      ----                ----              ----             -----
Outstanding at December 31,
 2001........................          390                 446               346             1,177
                                      ====                ====              ====             =====

------------

(a)  For the Period January 1, 2003 to April 27, 2003
(b)  For the Period January 1, 2003 to August 25, 2003
(c)  For the Period April 28, 2003 to December 31, 2003
(d)  For the Period January 1, 2003 to April 30, 2003

      VIP        VIP           VIP            VIP         VIP      VAN ECK WORLDWIDE   VAN ECK WORLDWIDE        RUSSELL
     GROWTH    OVERSEAS   ASSET MANAGER   HIGH INCOME   MID CAP       HARD ASSETS      EMERGING MARKETS    MULTI-STYLE EQUITY
    DIVISION   DIVISION     DIVISION       DIVISION     DIVISION       DIVISION            DIVISION             DIVISION
    --------   --------   -------------   -----------   --------   -----------------   -----------------   ------------------
     2,563        837          237            583          464             42                  54                  541
       349        265           59            119          137             20                  29                   92
      (539)      (247)         (29)           (17)        (110)            (4)                 (1)                 (97)
     -----       ----          ---           ----         ----            ---                ----                 ----
     2,373        855          267            685          491             58                  82                  536
     =====       ====          ===           ====         ====            ===                ====                 ====
     2,470        830          236            681          198             36                  83                  606
       861        271           86            182          473             20                  46                  124
      (768)      (264)         (85)          (280)        (207)           (14)                (75)                (189)
     -----       ----          ---           ----         ----            ---                ----                 ----
     2,563        837          237            583          464             42                  54                  541
     =====       ====          ===           ====         ====            ===                ====                 ====
     2,302        788          193            553           76             33                 149                  675
       991        267          100            281          233             12                  95                  120
      (823)      (225)         (57)          (153)        (111)            (9)               (161)                (189)
     -----       ----          ---           ----         ----            ---                ----                 ----
     2,470        830          236            681          198             36                  83                  606
     =====       ====          ===           ====         ====            ===                ====                 ====

      RUSSELL         RUSSELL        RUSSELL
     CORE BOND   AGGRESSIVE EQUITY    NON-US
     DIVISION        DIVISION        DIVISION
     ---------   -----------------   --------
        187             206            201
          6              23             29
         (7)            (39)           (14)
        ---            ----            ---
        186             190            216
        ===            ====            ===
        244             240            243
         27              38             47
        (84)            (72)           (89)
        ---            ----            ---
        187             206            201
        ===            ====            ===
        254             317            244
         40              52             44
        (50)           (129)           (43)
        ---            ----            ---
        244             240            243
        ===            ====            ===

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS (CONTINUED)


                                       AMERICAN CENTURY   AMERICAN CENTURY   AMERICAN CENTURY    J.P. MORGAN
                                       INCOME & GROWTH     INTERNATIONAL          VALUE              BOND
                                           DIVISION           DIVISION           DIVISION          DIVISION
                                       ----------------   ----------------   ----------------   --------------
(In Thousands)
Outstanding at December 31, 2002.....         277                387                380               174
Activity during 2003:
 Issued..............................          63                 93                 69                38
 Redeemed............................         (83)              (127)              (124)              (89)
                                             ----               ----               ----              ----
Outstanding at December 31, 2003.....         257                353                325               123
                                             ====               ====               ====              ====
Outstanding at December 31, 2001.....         336                386                136                94
Activity during 2002:
 Issued..............................         131                215                331               122
 Redeemed............................        (190)              (214)               (87)              (42)
                                             ----               ----               ----              ----
Outstanding at December 31, 2002.....         277                387                380               174
                                             ====               ====               ====              ====
Outstanding at December 31, 2000.....         336                341                131               101
Activity during 2001:
 Issued..............................         177                259                164                63
 Redeemed............................        (177)              (214)              (159)              (70)
                                             ----               ----               ----              ----
Outstanding at December 31, 2001.....         336                386                136                94
                                             ====               ====               ====              ====

                                                                       SEI               SEI                SEI
                                             J.P. MORGAN            LARGE CAP         LARGE CAP          SMALL CAP
                                            SMALL COMPANY             VALUE             GROWTH             VALUE
                                              DIVISION             DIVISION(B)       DIVISION(B)        DIVISION(B)
                                       -----------------------   ---------------   ----------------   ---------------
(In Thousands)
Outstanding at December 31, 2002.....            269                   697               1,014              236
Activity during 2003:
 Issued..............................             54                   101                 221               42
 Redeemed............................            (71)                 (798)             (1,235)            (278)
                                                ----                  ----              ------             ----
Outstanding at December 31, 2003.....            252                     0                   0                0
                                                ====                  ====              ======             ====
Outstanding at December 31, 2001.....            242                   608                 632              190
Activity during 2002:
 Issued..............................            111                   414                 698              197
 Redeemed............................            (84)                 (325)               (316)            (151)
                                                ----                  ----              ------             ----
Outstanding at December 31, 2002.....            269                   697               1,014              236
                                                ====                  ====              ======             ====
Outstanding at December 31, 2000.....            334                   265                 247               33
Activity during 2001:
 Issued..............................            184                   497                 516              230
 Redeemed............................           (276)                 (154)               (131)             (73)
                                                ----                  ----              ------             ----
Outstanding at December 31, 2001.....            242                   608                 632              190
                                                ====                  ====              ======             ====

                                             SEI
                                          SMALL CAP
                                           GROWTH
                                         DIVISION(B)
                                       ---------------
(In Thousands)
Outstanding at December 31, 2002.....        226
Activity during 2003:
 Issued..............................         50
 Redeemed............................       (276)
                                            ----
Outstanding at December 31, 2003.....          0
                                            ====
Outstanding at December 31, 2001.....        229
Activity during 2002:
 Issued..............................        165
 Redeemed............................       (168)
                                            ----
Outstanding at December 31, 2002.....        226
                                            ====
Outstanding at December 31, 2000.....         71
Activity during 2001:
 Issued..............................        230
 Redeemed............................        (72)
                                            ----
Outstanding at December 31, 2001.....        229
                                            ====

------------

(a)  For the Period January 1, 2003 to April 27, 2003
(b)  For the Period January 1, 2003 to August 25, 2003
(c)  For the Period April 28, 2003 to December 31, 2003
(d)  For the Period January 1, 2003 to April 30, 2003

            SEI                      SEI                    SEI                SEI                    SEI
       INTERNATIONAL          EMERGING MARKETS          CORE FIXED         HIGH YIELD            INTERNATIONAL
           EQUITY                  EQUITY                 INCOME              BOND                FIXED INCOME
        DIVISION(A)              DIVISION(B)            DIVISION(B)        DIVISION(B)            DIVISION(D)
    --------------------   -----------------------   -----------------   ---------------   --------------------------
             441                     219                    359                113                     105
              87                      37                     55                 16                       4
            (528)                   (256)                  (414)              (129)                   (109)
            ----                    ----                   ----               ----                    ----
               0                       0                      0                  0                       0
            ====                    ====                   ====               ====                    ====
             437                     208                    825                114                      92
             340                     146                    317                 84                      55
            (336)                   (135)                  (783)               (85)                    (42)
            ----                    ----                   ----               ----                    ----
             441                     219                    359                113                     105
            ====                    ====                   ====               ====                    ====
             220                      95                    500                 39                      62
             310                     146                    442                102                      41
             (93)                    (33)                  (117)               (27)                    (11)
            ----                    ----                   ----               ----                    ----
             437                     208                    825                114                      92
            ====                    ====                   ====               ====                    ====

              SEI                        T. ROWE PRICE      T. ROWE PRICE     NEUBERGER BERMAN           FI
       EMERGING MARKETS       JANUS        SMALL CAP          LARGE CAP           MID CAP           INTERNATIONAL
             DEBT            MID CAP         GROWTH             GROWTH             VALUE                STOCK
          DIVISION(B)        DIVISION       DIVISION           DIVISION           DIVISION            DIVISION
     ---------------------   --------   ----------------   ----------------   ----------------   -------------------
               18               790            310                516                23                  111
                4               211            394                 89                76                   73
              (22)             (354)           (10)               (26)               (2)                  (8)
              ---              ----           ----               ----               ---                 ----
                0               647            694                579                97                  176
              ===              ====           ====               ====               ===                 ====
               24               848            160                258                --                   --
               15               470            338                560                25                  143
              (21)             (528)          (188)              (302)               (2)                 (32)
              ---              ----           ----               ----               ---                 ----
               18               790            310                516                23                  111
              ===              ====           ====               ====               ===                 ====
               17               448             71                113                --                   --
               10               686            174                283                --                   --
               (3)             (286)           (85)              (138)               --                   --
              ---              ----           ----               ----               ---                 ----
               24               848            160                258                --                   --
              ===              ====           ====               ====               ===                 ====

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS (CONTINUED)

                                                                                                          STATE STREET
                                                                                                            RESEARCH
                                                 MORGAN STANLEY        METLIFE        METLIFE MID CAP      LARGE CAP
                                                   EAFE INDEX        STOCK INDEX        STOCK INDEX          VALUE
                                                    DIVISION           DIVISION           DIVISION          DIVISION
                                                ----------------   ----------------   ----------------   --------------
(In Thousands)
Outstanding at December 31, 2002..............           1                  17                 1                 1
Activity during 2003:
 Issued.......................................         476               5,120                21               344
 Redeemed.....................................         (31)               (190)                0               (21)
                                                      ----              ------              ----              ----
Outstanding at December 31, 2003..............         446               4,947                22               324
                                                      ====              ======              ====              ====
Outstanding at December 31, 2003..............          --                  --                --                --
Activity during 2002:
 Issued.......................................           1                  18                 1                 1
 Redeemed.....................................          --                  (1)               --                --
                                                      ----              ------              ----              ----
Outstanding at December 31, 2002..............           1                  17                 1                 1
                                                      ====              ======              ====              ====
Outstanding at December 31, 2000..............          --                  --                --                --
Activity during 2001:
 Issued.......................................          --                  --                --                --
 Redeemed.....................................          --                  --                --                --
                                                      ----              ------              ----              ----
Outstanding at December 31, 2001..............          --                  --                --                --
                                                      ====              ======              ====              ====

                                                                   LEHMAN
                                                STATE STREET      BROTHERS         STATE STREET
                                                  RESEARCH     AGGREGATE BOND        RESEARCH           RUSSELL
                                                DIVERSIFIED         INDEX             AURORA          2000 INDEX
                                                  DIVISION        DIVISION           DIVISION          DIVISION
                                                ------------   ---------------   ----------------   ---------------
(In Thousands)
Outstanding at December 31, 2002..............         0                3                  1               27
Activity during 2003:
 Issued.......................................       582              830                532              186
 Redeemed.....................................       (33)             (21)               (12)              (3)
                                                    ----           ------             ------             ----
Outstanding at December 31, 2003..............       549              812                521              240
                                                    ====           ======             ======             ====
Outstanding at December 31, 2003..............        --               --                 --               --
Activity during 2002:
 Issued.......................................        --                3                  1               31
 Redeemed.....................................        --               --                 --               (4)
                                                    ----           ------             ------             ----
Outstanding at December 31, 2002..............        --                3                  1               27
                                                    ====           ======             ======             ====
Outstanding at December 31, 2000..............        --               --                 --               --
Activity during 2001:
 Issued.......................................        --               --                 --               --
 Redeemed.....................................        --               --                 --               --
                                                    ----           ------             ------             ----
Outstanding at December 31, 2001..............        --               --                 --               --
                                                    ====           ======             ======             ====


                                                HARRIS OAKMARK
                                                LARGE CAP VALUE
                                                   DIVISION
                                                ---------------
(In Thousands)
Outstanding at December 31, 2002..............        210
Activity during 2003:
 Issued.......................................        182
 Redeemed.....................................          0
                                                     ----
Outstanding at December 31, 2003..............        392
                                                     ====
Outstanding at December 31, 2003..............         --
Activity during 2002:
 Issued.......................................        297
 Redeemed.....................................        (87)
                                                     ----
Outstanding at December 31, 2002..............        210
                                                     ====
Outstanding at December 31, 2000..............         --
Activity during 2001:
 Issued.......................................         --
 Redeemed.....................................         --
                                                     ----
Outstanding at December 31, 2001..............         --
                                                     ====

------------

(a)  For the Period January 1, 2003 to April 27, 2003
(b)  For the Period January 1, 2003 to August 25, 2003
(c)  For the Period April 28, 2003 to December 31, 2003
(d)  For the Period January 1, 2003 to April 30, 2003


                  HARRIS                 STATE STREET   STATE STREET   STATE STREET
      ALGER       OAKMARK      DAVIS       RESEARCH       RESEARCH       RESEARCH       JANUS                       PIMCO
      EQUITY      FOCUSED     VENTURE       MONEY           BOND        AGGRESSIVE    AGGRESSIVE      PIMCO         TOTAL
      GROWTH       VALUE       VALUE        MARKET         INCOME         GROWTH        GROWTH     INNOVATION       RETURN
     DIVISION    DIVISION     DIVISION     DIVISION       DIVISION     DIVISION(C)     DIVISION     DIVISION       DIVISION
     --------   -----------   --------   ------------   ------------   ------------   ----------   -----------   ------------
        263          342         52             14           126              0           69            18            208
        103          171        171          3,033            20            583           14            33            474
        (39)         (19)       (17)          (287)          (56)           (21)         (34)            0            (10)
       ----       ------        ---         ------          ----           ----          ---           ---          -----
        327          494        206          2,760            90            562           49            51            672
       ====       ======        ===         ======          ====           ====          ===           ===          =====
        116          114         --             --            --             --            9             2             --
        224          393         55             56           187             --           65            85            265
        (77)        (165)        (3)           (42)          (61)            --           (5)          (69)           (57)
       ----       ------        ---         ------          ----           ----          ---           ---          -----
        263          342         52             14           126             --           69            18            208
       ====       ======        ===         ======          ====           ====          ===           ===          =====
        212           --         --             --            --             --           --            --             --
        291          140         --             --            --             --            9             2             --
       (387)         (26)        --             --            --             --           --            --             --
       ----       ------        ---         ------          ----           ----          ---           ---          -----
        116          114         --             --            --             --            9             2             --
       ====       ======        ===         ======          ====           ====          ===           ===          =====

                                                                                  AMERICAN
                                                                       AMERICAN     FUNDS
     T. ROWE PRICE    MET/AIM    MET/AIM       HARRIS       AMERICAN    FUNDS      GLOBAL
        MID-CAP      SMALL CAP   MID CAP       OAKMARK       FUNDS     GROWTH-      SMALL
        GROWTH        GROWTH       CORE     INTERNATIONAL    GROWTH     INCOME       CAP
       DIVISION      DIVISION    DIVISION     DIVISION      DIVISION   DIVISION   DIVISION
     -------------   ---------   --------   -------------   --------   --------   ---------
            3           131         11             8           155        156         28
           92            22         15            93           807        528        195
            0           (81)         0             0           (24)       (24)       (12)
          ---          ----         --           ---          ----       ----        ---
           95            72         26           101           938        660        211
          ===          ====         ==           ===          ====       ====        ===
           --            --         --            --            --         --         --
            3           169         12             8           165        166         40
           --           (38)        (1)           --           (10)       (10)       (12)
          ---          ----         --           ---          ----       ----        ---
            3           131         11             8           155        156         28
          ===          ====         ==           ===          ====       ====        ===
           --            --         --            --            --         --         --
           --            --         --            --            --         --         --
           --            --         --            --            --         --         --
          ---          ----         --           ---          ----       ----        ---
           --            --         --            --            --         --         --
          ===          ====         ==           ===          ====       ====        ===

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES. A summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for each of the three years in the period ended December 31, 2003 or lesser time period if applicable.

                                          S&P 500              MONEY                                  MANAGED
                                           INDEX              MARKET            BOND INDEX            EQUITY
                                        DIVISION(A)         DIVISION(A)         DIVISION(A)         DIVISION(A)
                                     -----------------   -----------------   -----------------   -----------------
2003
Units (In Thousands)...............                 --                  --                  --                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $              --   $              --   $              --   $              --
Net Assets (In Thousands)..........  $              --   $              --   $              --   $              --
Investment Income Ratio to Net
 Assets(2).........................               0.91%               0.30%               1.60%               0.52%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................      2.31% to 2.64%      0.08% to 0.34%      1.59% to 1.91%      1.34% to 1.67%
2002
Units (In Thousands)...............              4,738               2,383                 627                 308
Unit Fair Value, Lowest to
 Highest(1)........................  $  7.17 to $33.21   $ 11.75 to $20.10   $ 13.04 to $28.84   $  8.45 to $28.23
Net Assets (In Thousands)..........  $          62,142   $          28,979   $          11,082   $           5,689
Investment Income Ratio to Net
 Assets(2).........................               1.69%               2.73%               5.11%               2.08%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................   -22.80 to -22.10%      0.73% to 1.64%     9.75% to 10.74%  -23.90% to -23.21%
2001
Units (In Thousands)...............              4,100               3,426                 558                 302
Unit Fair Value, Lowest to
 Highest(1)........................  $  9.21 to $42.99   $ 11.57 to $19.94   $ 11.83 to $26.27   $ 11.01 to $37.07
Net Assets (In Thousands)..........  $          74,011   $          40,994   $           9,178   $           7,793
Investment Income Ratio to Net
 Assets(2).........................               0.00%               0.00%               0.00%               0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................  -12.80% to -12.00%      3.12% to 4.05%      7.42% to 8.39%      0.92% to 1.89%

                                           ASSET           INTERNATIONAL
                                        ALLOCATION             INDEX
                                        DIVISION(A)         DIVISION(A)
                                     -----------------   -----------------
2003
Units (In Thousands)...............                 --                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $              --   $              --
Net Assets (In Thousands)..........  $              --   $              --
Investment Income Ratio to Net
 Assets(2).........................               0.66%               0.67%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................      3.19% to 3.55%    -2.84% to -2.56%
2002
Units (In Thousands)...............                566                 405
Unit Fair Value, Lowest to
 Highest(1)........................  $  9.53 to $33.16   $  6.94 to $13.37
Net Assets (In Thousands)..........  $           9,400   $           7,077
Investment Income Ratio to Net
 Assets(2).........................               3.75%               1.42%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................  -14.83% to -14.08%  -16.63% to -14.94%
2001
Units (In Thousands)...............                577                 390
Unit Fair Value, Lowest to
 Highest(1)........................  $ 11.09 to $38.92   $  8.16 to $15.85
Net Assets (In Thousands)..........  $          12,411   $           8,258
Investment Income Ratio to Net
 Assets(2).........................               0.00%               0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................    -7.40% to -6.57%  -21.69% to -26.98%

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

                                                      VIP                  VIP                  VIP                 VIP
       MID CAP EQUITY      SMALL CAP EQUITY      EQUITY-INCOME            GROWTH              OVERSEAS         ASSET MANAGER
        DIVISION(A)          DIVISION(A)            DIVISION             DIVISION             DIVISION            DIVISION
     ------------------   ------------------   ------------------   ------------------   ------------------   ----------------
                     --                   --                1,287                2,373                  855                267
     $               --   $               --   $  10.68 to $28.34   $   8.22 to $26.73   $   9.09 to $19.28   $10.79 to $17.68
     $               --   $               --   $           25,787   $           41,478   $           12,744   $          3,707
                   0.00%               16.84%                1.71%                0.27%                0.72%              3.26%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%
          4.60% to 8.56%     -2.09% to -1.76%     29.19% to 30.41%     31.63% to 32.94%     42.14% to 43.44%   16.90% to 18.00%
                    454                  413                1,255                2,563                  837                237
     $   5.87 to $10.72   $  10.19 to $11.41   $   8.19 to $21.90   $   6.18 to $20.29   $   6.34 to $13.56   $ 9.15 to $15.09
     $            4,032   $            4,558   $           20,551   $           34,811   $            9,000   $          2,812
                   0.00%                0.00%                1.72%                0.25%                0.79%              3.93%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%
      -27.82% to -27.16%   -17.62% to -16.88%   -17.69% to -16.95%   -30.73% to -30.10%   -20.99% to -20.28%   -9.54% to -8.73%
                    446                  346                1,177                2,470                  830                236
     $   8.06 to $14.82   $  12.26 to $13.82   $  10.19 to $26.55   $   8.85 to $29.28   $   7.96 to $17.15   $10.02 to $16.64
     $            5,538   $            4,696   $           24,164   $           49,500   $           11,330   $          3,201
                   0.00%                0.00%                1.68%                0.08%                5.56%              3.89%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%
       -26.95% to 26.28%     16.12% to 17.15%     -5.81% to -4.96%   -18.39% to -17.65%   -21.87% to -21.17%   -4.95% to -4.09%

            VIP                 VIP
        HIGH INCOME           MID CAP
          DIVISION            DIVISION
     ------------------   ----------------
                    685                491
     $   9.32 to $13.10   $13.51 to $13.96
     $            7,738   $          6,697
                   6.37%              0.38%
          0.00% to 0.90%     0.00% to 0.90%
        26.11% to 27.33%   37.41% to 38.65%
                    583                464
     $   7.32 to $10.11   $ 9.83 to $10.07
     $            5,369   $          4,596
                  10.81%              0.63%
          0.00% to 0.90%     0.00% to 0.90%
          2.52% to 3.44%  -10.63% to -9.82%
                    681                198
     $    7.08 to $9.84   $11.07 to $11.17
     $            6,101   $          2,191
                  12.00%              0.00%
          0.00% to 0.90%     0.00% to 0.90%
      -12.52% to -11.73%   -4.08% to -3.21%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES (CONTINUED)

                                            VAN ECK             VAN ECK             RUSSELL
                                           WORLDWIDE           WORLDWIDE          MULTI-STYLE           RUSSELL
                                          HARD ASSETS       EMERGING MARKETS         EQUITY            CORE BOND
                                            DIVISION            DIVISION            DIVISION            DIVISION
                                       ------------------   ----------------   ------------------   ----------------
2003
Units (In Thousands).................                  58                82                   536                186
Unit Fair Value, Lowest to
 Highest(1)..........................  $  12.62 to $16.95   $13.11 to $20.40   $   9.15 to $13.95   $13.38 to $15.44
Net Assets (In Thousands)............  $              803   $         1,314    $            6,622   $          2,756
Investment Income Ratio to Net
 Assets(2)...........................                0.32%             0.08%                 0.71%              5.40%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%    0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................     43.76% to 45.06%  52.79% to 54.21%      27.79% to 28.19%     5.17% to 5.61%
2002
Units (In Thousands).................                  42                54                   541                187
Unit Fair Value, Lowest to
 Highest(1)..........................  $   8.78 to $11.75   $8.58 to $13.30    $   7.16 to $10.88   $12.68 to $14.62
Net Assets (In Thousands)............  $              400   $           579    $            5,233   $          2,650
Investment Income Ratio to Net
 Assets(2)...........................                0.72%             0.20%                 0.60%              2.97%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%    0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................     -3.70% to -2.85%  -3.77% to -2.90%    -23.88% to -23.57%     7.87% to 8.30%
2001
Units (In Thousands).................                  36                83                   606                244
Unit Fair Value, Lowest to
 Highest(1)..........................  $   9.12 to $12.16   $8.91 to $13.78    $   9.41 to $14.23   $11.71 to $13.51
Net Assets (In Thousands)............  $              347   $           816    $            7,720   $          3,204
Investment Income Ratio to Net
 Assets(2)...........................                1.08%             0.00%                 0.46%              5.82%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%    0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................   -11.25% to -10.45%  -2.69% to -1.81%    -14.98% to -14.64%     6.45% to 6.87%

                                            RUSSELL
                                           AGGRESSIVE            RUSSELL
                                             EQUITY               NON-US
                                            DIVISION             DIVISION
                                       ------------------   ------------------
2003
Units (In Thousands).................                 190                  216
Unit Fair Value, Lowest to
 Highest(1)..........................  $  10.52 to $15.98   $   9.97 to $11.68
Net Assets (In Thousands)............  $            2,736   $            2,480
Investment Income Ratio to Net
 Assets(2)...........................                0.10%                2.64%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................     44.29% to 44.86%     37.58% to 38.10%
2002
Units (In Thousands).................                 206                  201
Unit Fair Value, Lowest to
 Highest(1)..........................  $   7.29 to $11.03   $    7.25 to $8.47
Net Assets (In Thousands)............  $            2,038   $            1,669
Investment Income Ratio to Net
 Assets(2)...........................                0.00%                1.53%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................  -19.78% to - 19.46%   -15.91% to -15.57%
2001
Units (In Thousands).................                 240                  243
Unit Fair Value, Lowest to
 Highest(1)..........................  $   9.09 to $13.69   $   8.62 to $10.05
Net Assets (In Thousands)............  $            2,989   $            2,413
Investment Income Ratio to Net
 Assets(2)...........................                0.10%                0.56%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................     -3.24% to -2.85%   -22.73% to -22.42%

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

      AMERICAN CENTURY     AMERICAN CENTURY     AMERICAN CENTURY       J.P. MORGAN            J.P. MORGAN
      INCOME & GROWTH       INTERNATIONAL            VALUE                BOND               SMALL COMPANY
          DIVISION             DIVISION             DIVISION            DIVISION               DIVISION
     ------------------   ------------------   ------------------   -----------------   -----------------------
                    257                  353                  325                 123                    252
     $   9.16 to $11.73   $    8.69 to $9.90   $  13.21 to $15.73   $ 12.66 to $13.54     $  12.00 to $14.24
     $            2,899   $            3,418   $            4,703   $           1,597     $            3,431
                   1.33%                0.71%                1.10%               5.85%                  0.00%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%
        28.22% to 29.36%     23.37% to 24.47%     27.85% to 28.93%      2.78% to 3.68%       34.70% to 36.00%
                    277                  387                  380                 174                    269
     $    7.14 to $9.12   $    7.04 to $7.99   $  10.33 to $12.27   $ 12.32 to $13.06     $   8.91 to $10.53
     $            2,402   $            3,018   $            4,258   $           2,186     $            2,698
                   1.14%                0.78%                0.57%               0.63%                  0.19%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%
      -20.09% to -19.37%   -21.08% to -20.37%   -13.40% to -12.62%      7.83% to 8.80%     -22.35% to -21.65%
                    336                  386                  136                  94                    242
     $   8.94 to $11.37   $   8.91 to $10.10   $  11.95 to $14.12   $ 11.42 to $12.00     $  11.47 to $13.51
     $            3,458   $            3,773   $            1,825   $           1,097     $            3,129
                   0.92%                0.09%                1.07%               5.72%                  0.04%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%
        -9.17% to -8.35%   -29.81% to -29.17%     11.82% to 12.82%      5.97% to 6.93%       -8.85% to -8.03%

            SEI                  SEI                  SEI
      LARGE CAP VALUE      LARGE CAP GROWTH     SMALL CAP VALUE
        DIVISION(B)          DIVISION(B)          DIVISION(B)
     ------------------   ------------------   ------------------
                     --                   --                   --
     $               --   $               --   $               --
     $               --   $               --   $               --
                   0.83%                0.03%                0.65%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
        12.86% to 13.54%     11.40% to 12.18%     20.43% to 21.15%
                    697                1,014                  236
     $    8.18 to $9.09   $    3.50 to $7.98   $   8.16 to $12.67
     $            6,242   $            3,597   $            2,917
                   1.47%                0.00%                0.34%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
      -15.06% to -14.30%   -32.35% to -31.74%     -9.37% to -8.56%
                    608                  632                  190
     $  10.48 to $10.63   $    5.17 to $5.51   $  13.43 to $13.85
     $            6,400   $            3,323   $            2,606
                   1.29%                0.00%                0.51%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
        -3.46% to -2.92%   -27.80% to -27.14%     13.86% to 14.89%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES (CONTINUED)

                                                                                        SEI
                                            SEI                   SEI             EMERGING MARKETS           SEI
                                      SMALL CAP GROWTH    INTERNATIONAL EQUITY         EQUITY         CORE FIXED INCOME
                                        DIVISION(B)           DIVISION(B)           DIVISION(B)          DIVISION(B)
                                     ------------------   --------------------   ------------------   -----------------
2003
Units (In Thousands)...............                  --                    --                    --                 --
Unit Fair Value, Lowest to
 Highest(1)........................  $               --    $               --    $               --   $             --
Net Assets (In Thousands)..........  $               --    $               --    $               --   $             --
Investment Income Ratio to Net
 Assets(2).........................                0.00%                 0.00%                 0.00%              2.35%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................     20.92% to 21.61%      12.53% to 13.24%      19.73% to 20.40%     0.10% to 0.64%
2002
Units (In Thousands)...............                 226                   441                   219                359
Unit Fair Value, Lowest to
 Highest(1)........................  $    5.06 to $7.60    $    4.77 to $8.00    $    4.85 to $8.20   $10.74 to $12.82
Net Assets (In Thousands)..........  $            1,161    $            2,142    $            1,086   $          4,531
Investment Income Ratio to Net
 Assets(2).........................                0.00%                 0.46%                 0.00%              3.99%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................   -28.57% to -27.93%    -18.88% to -18.15%      -9.84% to -9.03%    9.20% to 10.07%
2001
Units (In Thousands)...............                 229                   437                   208                825
Unit Fair Value, Lowest to
 Highest(1)........................  $    7.07 to $7.50    $    5.88 to $6.24    $    5.36 to $6.07   $11.49 to $11.63
Net Assets (In Thousands)..........  $            1,641    $            2,642    $            1,170   $          9,524
Investment Income Ratio to Net
 Assets(2).........................                0.00%                 0.14%                 0.00%              0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................   -22.62% to -21.91%    -24.73% to -24.06%    -11.89% to -11.08%     6.73% to 7.57%

                                                              SEI
                                           SEI           INTERNATIONAL
                                     HIGH YIELD BOND      FIXED INCOME
                                       DIVISION(B)        DIVISION(D)
                                     ----------------   ----------------
2003
Units (In Thousands)...............                --                 --
Unit Fair Value, Lowest to
 Highest(1)........................  $             --   $             --
Net Assets (In Thousands)..........  $             --   $             --
Investment Income Ratio to Net
 Assets(2).........................              4.12%              1.57%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................     0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................     5.37% to 6.03%     2.77% to 3.06%
2002
Units (In Thousands)...............               113                105
Unit Fair Value, Lowest to
 Highest(1)........................  $10.17 to $10.78   $11.03 to $11.38
Net Assets (In Thousands)..........  $          1,194   $          1,157
Investment Income Ratio to Net
 Assets(2).........................              7.56%              6.81%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................     0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................     4.59% to 5.47%   18.68% to 19.64%
2001
Units (In Thousands)...............               114                 92
Unit Fair Value, Lowest to
 Highest(1)........................  $10.05 to $10.22   $  9.28 to $9.59
Net Assets (In Thousands)..........  $          1,152   $            859
Investment Income Ratio to Net
 Assets(2).........................              9.26%              0.78%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................     0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................     3.07% to 4.00%   -6.16% to -5.32%

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

            SEI
     EMERGING MARKETS          JANUS            T. ROWE PRICE        T. ROWE PRICE      NEUBERGER BERMAN            FI
           DEBT               MID CAP          SMALL CAP GROWTH     LARGE CAP GROWTH      MID CAP VALUE     INTERNATIONAL STOCK
       DIVISION (B)           DIVISION             DIVISION             DIVISION            DIVISION             DIVISION
     -----------------   ------------------   ------------------   ------------------   -----------------   -------------------
                    --                  647                  694                  579                 97                   176
     $              --   $   4.35 to $11.02   $   8.07 to $10.95   $   8.33 to $10.82   $11.56 to $11.73    $  10.37 to $10.55
     $              --   $            2,868   $            5,699   $            4,919   $          1,124    $            1,837
                  2.25%                0.00%                0.00%                0.12%              0.19%                 0.51%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%        0.00% to 0.90%
       19.90% to 20.65%     33.28% to 34.62%     39.66% to 40.92%     29.59% to 30.88%   35.32% to 36.56%      26.87% to 28.05%
                    18                  790                  310                  516                 23                   111
     $ 10.35 to $13.23   $    3.26 to $8.19   $    5.78 to $7.70   $    6.43 to $8.27   $  8.54 to $8.59    $    8.10 to $8.24
     $             237   $            2,599   $            1,810   $            3,355   $            193    $              908
                  9.30%                0.00%                0.00%                0.28%              0.00%                 0.00%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%        0.00% to 0.90%
         9.00% to 9.93%   -29.63% to -28.99%   -27.34% to -26.68%   -23.93% to -23.24%  -10.44% to -9.63%    -18.23% to -17.49%
                    24                  848                  160                  258                 --                    --
     $ 11.89 to $12.04   $    4.63 to $4.70   $    7.96 to $8.08   $    8.45 to $8.58   $             --    $               --
     $             284   $            3,944   $            1,280   $            2,197   $             --    $               --
                 10.27%                0.00%                0.00%                0.01%                --                    --
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%                --                    --
       11.56% to 12.56%   -37.90% to -37.32%     -9.86% to -9.03%    -10.70% to -9.90%                --                    --


      MORGAN STANLEY          METLIFE
        EAFE INDEX          STOCK INDEX
         DIVISION            DIVISION
     -----------------   -----------------
                   446               4,947
     $  9.51 to $18.16   $  9.19 to $42.22
     $           6,115   $          78,877
                  0.01%               0.01%
         0.00% to 0.90%      0.00% to 0.90%
       37.70% to 38.81%    22.02% to 28.22%
                     1                  17
     $            8.09   $            8.19
     $               8   $             139
                  0.00%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
                -16.63%             -22.33%
                    --                  --
     $              --   $              --
     $              --                  --
                    --                  --
                    --                  --
                    --                  --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES (CONTINUED)

                                     METLIFE MID CAP     STATE STREET RESEARCH   STATE STREET RESEARCH     LEHMAN BROTHERS
                                       STOCK INDEX          LARGE CAP VALUE           DIVERSIFIED        AGGREGATE BOND INDEX
                                         DIVISION              DIVISION                DIVISION                DIVISION
                                    ------------------   ---------------------   ---------------------   --------------------
2003
Units (In Thousands)..............                  22                   324                     549                     812
Unit Fair Value, Lowest to
 Highest(1).......................  $  10.91 to $13.18    $  10.59 to $38.02      $  10.88 to $39.52      $  11.20 to $29.65
Net Assets (In Thousands).........  $              279    $            7,587      $           10,538      $           13,820
Investment Income Ratio to Net
 Assets(2)........................                0.07%                 1.38%                   0.00%                   0.08%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................       0.00% to 0.90%        0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4)....................     30.99% to 34.89%      30.41% to 35.65%        14.28% to 20.38%          1.15% to 3.66%
2002
Units (In Thousands)..............                   1                     1                      --                       3
Unit Fair Value, Lowest to
 Highest(1).......................  $             8.09    $             7.81      $             9.04      $            10.80
Net Assets (In Thousands).........  $               10    $                7      $                1      $               29
Investment Income Ratio to Net
 Assets(2)........................                0.00%                 0.38%                   0.00%                   0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................       0.00% to 0.90%        0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4)....................              -14.91%                   --                  -13.93%                  10.23%
2001
Units (In Thousands)..............                  --                    --                      --                      --
Unit Fair Value, Lowest to
 Highest(1).......................  $               --    $                -      $               --      $               --
Net Assets (In Thousands).........                  --    $               --      $               --      $               --
Investment Income Ratio to Net
 Assets(2)........................                  --                    --                      --                      --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................                  --                    --                      --                      --
Total Return, Lowest to
 Highest(1)(4)....................                  --                    --                      --                      --

                                    STATE STREET RESEARCH
                                           AURORA           RUSSEL 2000 INDEX
                                          DIVISION               DIVISION
                                    ---------------------   ------------------
2003
Units (In Thousands)..............                  521                    210
Unit Fair Value, Lowest to
 Highest(1).......................   $  10.96 to $16.98     $  10.90 to $11.43
Net Assets (In Thousands).........   $            8,450     $            2,300
Investment Income Ratio to Net
 Assets(2)........................                 0.00%                  0.19%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................        0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4)....................      48.96% to 50.18%       44.77% to 46.02%
2002
Units (In Thousands)..............                    1                     27
Unit Fair Value, Lowest to
 Highest(1).......................   $             7.30     $    7.53 to $7.83
Net Assets (In Thousands).........   $                6     $              204
Investment Income Ratio to Net
 Assets(2)........................                 0.00%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................        0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4)....................               -21.32%     -21.18% to -20.46%
2001
Units (In Thousands)..............                   --                     --
Unit Fair Value, Lowest to
 Highest(1).......................   $               --     $               --
Net Assets (In Thousands).........   $               --     $               --
Investment Income Ratio to Net
 Assets(2)........................                   --                     --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................                   --                     --
Total Return, Lowest to
 Highest(1)(4)....................                   --                     --

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

       HARRIS OAKMARK                             HARRIS OAKMARK                           STATE STREET RESEARCH
      LARGE CAP VALUE     ALGER EQUITY GROWTH     FOCUSED VALUE      DAVIS VENTURE VALUE       MONEY MARKET
          DIVISION             DIVISION              DIVISION             DIVISION               DIVISION
     ------------------   -------------------   ------------------   -------------------   ---------------------
                    392                   327                  494                   206                 2,760
     $  10.28 to $10.51   $    6.33 to $10.15   $  11.59 to $13.75   $   11.06 to $11.22    $  10.16 to $20.10
     $            4,098   $             2,138   $            6,677   $             2,285    $           33,535
                   0.00%                 0.05%                0.12%                 0.17%                 1.04%
          0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
        24.33% to 25.46%      33.83% to 35.17%     31.48% to 32.71%      29.71% to 30.94%        -.10% to 0.83%
                    210                   263                  342                    52                    14
     $    8.19 to $8.38   $     4.73 to $7.51   $   8.74 to $10.36   $     8.50 to $8.57    $            10.08
     $            1,755   $             1,256   $            3,523   $               441    $              140
                   0.32%                 0.00%                0.16%                 0.01%                33.69%
          0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
      -14.93% to -14.16%    -33.77% to -33.17%     -9.65% to -8.84%    -17.12% to -16.37%                 1.41%
                      -                   116                  114                    --                    --
     $                -   $     7.14 to $7.24   $  11.30 to $11.37   $                --    $               --
     $                -   $               833                1,301   $                --    $               --
                      -                  0.21%                0.00%                   --                    --
                      -         0.00% to 0.90%       0.00% to 0.90%                   --                    --
                      -     -12.79% to -12.02%     26.66% to 27.78%                   --                    --

     STATE STREET RESEARCH   STATE STREET RESEARCH          JANUS
          BOND INCOME             AGGRESSIVE          AGGRESSIVE GROWTH
           DIVISION               DIVISION(C)             DIVISION
     ---------------------   ---------------------   -------------------
                      90                     562                      49
      $  11.11 to $11.28      $   8.17 to $14.81     $     6.89 to $9.96
      $            1,005      $            6,464     $               350
                    3.95%                   0.00%                   0.00%
           0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%
           4.89% to 5.87%        29.51% to 30.45%        28.75% to 29.93%
                     126                      --                      69
      $  10.59 to $10.65      $               --     $     5.35 to $7.67
      $            1,340      $               --     $               375
                    0.00%                     --                    0.00%
           0.00% to 0.90%                     --           0.00% to 0.90%
           7.48% to 8.45%                     --       -31.18% to -30.56%
                      --                      --                       9
      $               --      $               --     $     7.77 to $7.78
      $               --      $               --     $                70
                      --                      --                    0.00%
                      --                      --           0.00% to 0.90%
                      --                      --         10.67% to 10.92%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES (CONTINUED)

                                                                                        PIMCO            T. ROWE PRICE
                                                              PIMCO INNOVATION       TOTAL RETURN        MID-CAP GROWTH
                                                                  DIVISION             DIVISION             DIVISION
                                                              -----------------    ----------------    ------------------
2003
Units (In Thousands)........................................                 51                 672                    95
Unit Fair Value, Lowest to Highest(1).......................  $   5.85 to $9.86    $11.04 to $11.20    $   9.39 to $10.01
Net Assets (In Thousands)...................................  $             311    $          7,483    $              901
Investment Income Ratio to Net Assets(2)....................               0.00%               4.65%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(1)(3)..............................................      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(1)(4).......................    56.43% to 57.97%      3.62% to 4.50%      35.87% to 37.22%
2002
Units (In Thousands)........................................                 18                 208                     3
Unit Fair Value, Lowest to Highest(1).......................  $   3.74 to $6.24    $10.65 to $10.72    $    6.91 to $7.30
Net Assets (In Thousands)...................................  $              70    $          2,226    $               24
Investment Income Ratio to Net Assets(2)....................               0.00%               0.00%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(1)(3)..............................................      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(1)(4).......................  -51.01% to -50.57%      8.59% to 9.57%    -44.50% to -44.00%
2001
Units (In Thousands)........................................                  2                  --                    --
Unit Fair Value, Lowest to Highest(1).......................  $   7.63 to $7.68    $             --    $               --
Net Assets (In Thousands)...................................  $              15                  --                    --
Investment Income Ratio to Net Assets(2)....................               0.00%                 --                    --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(1)(3)..............................................      0.00% to 0.90%                 --                    --
Total Return, Lowest to Highest(1)(4).......................    46.35% to 46.68%                 --                    --

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

           MET/AIM               MET/AIM           HARRIS OAKMARK        AMERICAN FUNDS        AMERICAN FUNDS
      SMALL CAP GROWTH     MID CAP CORE EQUITY      INTERNATIONAL            GROWTH             GROWTH-INCOME
          DIVISION              DIVISION              DIVISION              DIVISION              DIVISION
     -------------------   -------------------   -------------------   -------------------   -------------------
                      72                    26                   101                   938                   660
     $   10.48 to $10.96   $   10.71 to $10.87   $   11.28 to $11.50   $   10.91 to $11.11   $   10.78 to $10.94
     $               754   $               285   $             1,887   $            10,298   $             7,145
                    0.00%                 1.28%                 2.17%                 0.17%                 1.39%
           0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
         37.88% to 39.04%      25.22% to 26.47%      34.19% to 35.31%      35.55% to 36.84%      31.25% to 32.43%
                     131                    11                     8                   155                   156
     $     7.60 to $7.88   $     8.49 to $8.60   $     8.34 to $8.50   $     8.05 to $8.12   $     8.16 to $8.26
     $             1,004   $                98   $                67   $             1,246   $             1,282
                    0.00%                 0.09%                 0.21%                 0.08%                 2.61%
           0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
       -27.90% to -27.25%    -11.40% to -10.60%    -18.60% to -17.87%    -25.13% to -24.45%    -19.07% to -18.34%
                      --                    --                    --                    --                    --
     $                --   $                --   $                --   $                --   $                --
                      --                    --                    --                    --                    --
                      --                    --                    --                    --                    --
                      --                    --                    --                    --                    --
                      --                    --                    --                    --                    --

       AMERICAN FUNDS
      GLOBAL SMALL CAP
          DIVISION
     -------------------
                     211
     $   11.66 to $12.00
     $             2,470
                    0.24%
           0.00% to 0.90%
         52.07% to 53.56%
                      28
     $     7.67 to $7.82
     $               212
                    0.25%
           0.00% to 0.90%
       -19.78% to -19.05%
                      --
     $                --
                      --
                      --
                      --
                      --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

7. CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS. Effective April 28, 2003, the Money Market Fund, S&P 500 Index Portfolio, Bond Index Portfolio, Managed Equity Portfolio, International Index Portfolio, Mid-Cap Portfolio, Small-Cap Equity Portfolio and the Asset Allocation Portfolio of the General American Capital Company merged into the State Street Research Money Market Portfolio of the New England Zenith Fund and the MetLife Stock Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Large Cap Value Portfolio, Morgan Stanley EAFE Index Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio and the State Street Research Diversified Portfolio of the Metropolitan Fund, respectively.

Effective April 30, 2003, the SEI International Fixed Income Fund of the SEI Insurance Products Trust was liquidated. The proceeds were transferred to the State Street Research Money Market Portfolio of the Metropolitan Fund.

Effective May 1, 2003, all series of the New England Zenith Fund became new organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies, or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective August 25, 2003, all Funds of the SEI Insurance Products Trust are no longer available for investment. All cash value allocated to the Funds were redeemed and the liquidated proceeds were transferred to the State Street Research Money Market Portfolio of the Metropolitan Fund.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            13045 TESSON FERRY ROAD


                              ST. LOUIS, MO 63128


                                    RECEIPT


This is to acknowledge receipt of an American Vision Series VUL 2002 Prospectus dated May 1, 2004. This Variable Life Insurance Policy is offered by General American Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                        AMERICAN VISION SERIES VUL 2002

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
               ISSUED BY GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                  MAY 1, 2004



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2004 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to General American Distributors, Inc. ("General American Distributors"), 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


                                      SAI-1

                               TABLE OF CONTENTS


                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Separate Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Dollar Cost Averaging.....................................    SAI-4
  Portfolio Rebalancing.....................................    SAI-4
  Payment of Proceeds.......................................    SAI-5
  Payment Options...........................................    SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-5
  Group or Sponsored Arrangements...........................    SAI-5
LOANS.......................................................    SAI-6
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-6
LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE
  POLICY....................................................    SAI-6
MISSTATEMENT OF AGE OR SEX..................................    SAI-7
REPORTS.....................................................    SAI-7
PERSONALIZED ILLUSTRATIONS..................................    SAI-7
PERFORMANCE DATA............................................    SAI-7
INVESTMENT ADVICE...........................................    SAI-8
LEGAL MATTERS...............................................    SAI-9
REGISTRATION STATEMENT......................................    SAI-9
EXPERTS.....................................................    SAI-9
FINANCIAL STATEMENTS........................................


                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY


     General American Life Insurance Company ("General American") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000 Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, General American became an indirect, wholly-owned subsidiary of MetLife.


THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on January 24, 1985 under Missouri law. The Separate Account is the funding vehicle for the Policies, and other General American variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Missouri Insurance Commissioner regulates General American and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES


     The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



     General American Distributors, Inc. ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000 and its home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri, 63128. Distributor is a wholly owned subsidiary of GenAmerica Financial Corporation, which in turn is an indirectly wholly owned subsidiary of MetLife Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.



     Distributor received sales compensation with respect to the Policies in the following amounts during the periods indicated:



                                                                                  AGGREGATE AMOUNT OF COMMISSIONS
                                                      AGGREGATE AMOUNT OF          RETAINED BY DISTRIBUTOR AFTER
FISCAL YEAR                                     COMMISSIONS PAID TO DISTRIBUTOR      PAYMENTS TO SELLING FIRMS
-----------                                     -------------------------------   -------------------------------
2003..........................................            $1,032,531                          $    0
2002..........................................            $  402,204                          $7,886
2001..........................................                   N/A                             N/A



     Registered representatives of affiliated selling firms who are also agents of the Company are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


                                      SAI-3

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred from the State Street Research Money Market Division to other selected Divisions on a monthly basis. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on each monthly anniversary from the State Street Research Money Market Division to one or more of the other Divisions. You must transfer a minimum of $100 under this feature, and each selected Division must receive at least 1% of the total amount of each monthly transfer. Fractional percentages may not be used. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Administrative Office. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.

PORTFOLIO REBALANCING

     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Divisions can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Divisions and the General Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     There are two methods of rebalancing available--periodic and variance.

     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.

     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.

     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) We reserve the right to suspend portfolio rebalancing at any time. There is no charge for this feature.

                                      SAI-4

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Pre-Authorized Checking premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the General Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Administrative Office for the procedure to follow. (See "Receipt of Communications and Payments at General American's Administrative Office".) The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.


     Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.


     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) for the longer of the life of the payee or 10 years, (ii) for the longer of the life of the payee or 15 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any remaining proceeds in one sum.

     (iv) INTEREST. We hold proceeds and pay interest of at least 3.0% a year monthly or add it to the principal annually. Withdrawals of at least $500 may be made at any time by written request.

     (v) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, but for at least 10 years, or (ii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     (vi) SPECIFIED AMOUNT OF INCOME. We make monthly payments of a chosen amount until the entire proceeds, with interest, are paid.

     You need our consent to use an option if the installment payments would be less than $50.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-tax qualified deferred compensation plans. A

                                      SAI-5

"sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may also waive, reduce or vary charges on policies sold to individuals in situations where we can expect economies resulting from a significantly higher amount of initial or projected premium payments, or in those circumstances where a reasonable expectation of a reduction in expenses is warranted.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                     LOANS

     You may borrow all or part of the Policy's loan value. The Policy's loan value equals:

     (i) the Policy's cash value; minus

     (ii) the Policy's Surrender Charge; minus

     (iii) the amount of the most recent Monthly Deduction, times the number of Policy months to the earlier of the next Planned Premium due date and the next Policy anniversary; plus

     (iv) interest on the amount determined in (iii) at an annual rate of 3% to the next Policy anniversary; minus

     (v) loan interest to the next Policy anniversary; minus

     (vi) any outstanding Policy loans.

                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Divisions from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

           LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                                      SAI-6

                           MISSTATEMENT OF AGE OR SEX

     If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid on other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Divisions of the Separate Account.




                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, asset (mortality and expense risk) and administration and issue expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Division.

                                      SAI-7

                               INVESTMENT ADVICE


     The Separate Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.


     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.


     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the exception of certain Series, including the Back Bay Advisors Money Market Series (currently, the State Street Research Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the State Street Research Bond Income Portfolio) and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), of which MetLife Advisers became the adviser on May 1, 1995.


     Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The sub-adviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) and the State Street Research Bond Income Portfolio (formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000.


     The sub-adviser to the State Street Research Large Cap Growth Portfolio (formerly, the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products.


     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.


     The sub-adviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio) was Putnam Investment Management, LLC until December 16, 2003 when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the FI Mid Cap Opportunities Portfolio (formerly, the Janus Mid Cap Portfolio) was Janus Capital Management LLC until May 1, 2004, when Fidelity Management & Research Company became the sub-adviser.


                                      SAI-8

     The following is the sub-adviser history of the Met Investors Series Trust:

     The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until
T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003.

                                 LEGAL MATTERS


     Legal matters in connection with the Policies have been passed on by Marie
C. Swift, Associate General Counsel of MetLife. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the Federal securities laws.


                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS


     The consolidated financial statements of General American and Subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle and referring to the change in the method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.



     Marian Zeldin, FSA, MAAA, Vice President and Actuary of MetLife has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.


                                      SAI-9

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder of
General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and Subsidiaries ("General American" or the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American as of December 31, 2003 and 2002, and the consolidated results of their operations and its consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle. In addition, as of January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to statement of Financial Accounting Standards No. 142.

DELOITTE & TOUCHE LLP

Tampa, Florida
April 8, 2004

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002
             (DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2003      2002
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $11,013 and $8,968, respectively).....  $11,695   $ 9,440
  Equity securities, at fair value (cost: $156 and $121,
     respectively)..........................................      167       121
  Mortgage loans on real estate.............................      953       852
  Policy loans..............................................    2,576     2,488
  Real estate and real estate joint ventures
     held-for-investment....................................       71        66
  Real estate held-for-sale.................................       --        25
  Other limited partnership interests.......................       41        53
  Short-term investments....................................       90       108
  Other invested assets.....................................    2,847     2,090
                                                              -------   -------
          Total investments.................................   18,440    15,243
Cash and cash equivalents...................................      369       398
Accrued investment income...................................      154       140
Premiums and other receivables..............................    2,182     1,803
Deferred policy acquisition costs...........................    2,639     1,775
Other assets................................................      331       469
Separate account assets.....................................    3,324     3,090
                                                              -------   -------
          Total assets......................................  $27,439   $22,918
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 8,174   $ 6,937
  Policyholder account balances.............................    7,889     6,889
  Other policyholder funds..................................    1,734     1,185
  Policyholder dividends payable............................      126       125
  Short-term debt...........................................       --        19
  Long-term debt............................................      501       431
  Shares subject to mandatory redemption....................      158        --
  Current income taxes payable..............................       40        77
  Deferred income taxes payable.............................      456       289
  Payables under securities loaned transactions.............    1,179       679
  Other liabilities.........................................    1,439     1,059
  Separate account liabilities..............................    3,324     3,090
                                                              -------   -------
          Total liabilities.................................   25,020    20,780
                                                              -------   -------
Company-obligated mandatorily redeemable securities of
  subsidiary trusts.........................................       --       158
                                                              -------   -------
Stockholder's Equity:
  Preferred stock, par value $1,000 per share; 110,000
     shares authorized; 93,402 shares issued and outstanding
     at December 31, 2003...................................       93        --
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding at
     December 31, 2003 and 2002.............................        3         3
  Additional paid-in capital................................    1,746     1,594
  Retained earnings.........................................      309       207
  Accumulated other comprehensive income....................      268       176
                                                              -------   -------
          Total stockholder's equity........................    2,419     1,980
                                                              -------   -------
          Total liabilities and stockholder's equity........  $27,439   $22,918
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003     2002     2001
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $3,038   $2,417   $2,090
Universal life and investment-type product policy fees......     272      298      261
Net investment income.......................................   1,003    1,052    1,114
Other revenues..............................................      73      116      112
Net investment gains (losses) (net of amounts allocable from
  other accounts of ($7), $19 and ($15), respectively)......      16       40        9
                                                              ------   ------   ------
          Total revenues....................................   4,402    3,923    3,586
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   2,645    2,063    1,914
Interest credited to policyholder account balances..........     361      471      422
Policyholder dividends......................................     198      209      195
Other expenses (excludes amounts directly related to net
  investment gains (losses) of ($7), $19 and ($15),
  respectively).............................................   1,049      950      958
                                                              ------   ------   ------
          Total expenses....................................   4,253    3,693    3,489
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     149      230       97
Provision for income taxes..................................      46       75       60
                                                              ------   ------   ------
Income from continuing operations...........................     103      155       37
Loss from discontinued operations, net of income taxes......      (1)      (5)      --
                                                              ------   ------   ------
Income before cumulative effect of change in accounting.....     102      150       37
Cumulative effect of change in accounting, net of income
  taxes.....................................................       1       --       --
                                                              ------   ------   ------
Net income..................................................  $  103   $  150   $   37
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                                                           ACCUMULATED OTHER
                                                                                      COMPREHENSIVE INCOME (LOSS)
                                                                               -----------------------------------------
                                                                                                  FOREIGN      MINIMUM
                                                       ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                  PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                  ---------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at December 31, 2000....     $--        $3       $1,674       $111          $ 29           $(10)         $--       $1,807
  Dividends on common stock.....                                        (8)                                                    (8)
  Parents share of subsidiary's
    capital stock
    transactions................                             33                                                                33
Comprehensive income:
  Net income....................                                        37                                                     37
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      53                                       53
    Foreign currency translation
      adjustments...............                                                                      2                         2
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                               55
                                                                                                                           ------
  Comprehensive income..........                                                                                               92
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2001....      --         3        1,707        140            82             (8)          --        1,924
  Capital contributions.........                              1                                                                 1
  Sale of subsidiaries..........                           (114)                                                             (114)
  Dividends on common stock.....                                       (83)                                                   (83)
Comprehensive income:
  Net income....................                                       150                                                    150
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      95                                       95
    Foreign currency translation
      adjustments...............                                                                      7                         7
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                              102
                                                                                                                           ------
  Comprehensive income..........                                                                                              252
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2002....      --         3        1,594        207           177             (1)          --        1,980
  Issuance of preferred
    stock--by subsidiary........      93                                                                                       93
  Issuance of shares--by
    subsidiary..................                             24                                                                24
  Capital contributions.........                            131                                                               131
  Return of capital.............                             (3)                                                               (3)
  Dividends on common stock.....                                        (1)                                                    (1)
Comprehensive income:
  Net income....................                                       103                                                    103
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      72                                       72
    Foreign currency translation
      adjustments...............                                                                     25                        25
    Minimum pension liability
      adjustment................                                                                                  (5)          (5)
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                               92
                                                                                                                           ------
  Comprehensive income..........                                                                                              195
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2003....     $93        $3       $1,746       $309          $249           $ 24          $(5)      $2,419
                                     ===        ==       ======       ====          ====           ====          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   103   $   150   $    37
  Adjustments to reconcile net income to net cash provided
     by (used in) operating activities:
     Depreciation and amortization expenses.................       16        12        31
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (50)      (76)      (65)
     (Gains) losses from sales of investments and
       businesses, net......................................       (8)      (49)        6
     Interest credited to other policyholder account
       balances.............................................      361       471       422
     Universal life and investment-type product policy
       fees.................................................     (272)     (298)     (261)
     Change in premiums and other receivables...............     (397)     (789)     (288)
     Change in deferred policy acquisition costs, net.......     (818)     (497)     (283)
     Change in insurance-related liabilities................    1,785       856       256
     Change in income taxes payable.........................       65       148        35
     Change in other liabilities............................      179      (393)      (13)
     Other, net.............................................       37        77        53
                                                              -------   -------   -------
Net cash provided by (used in) operating activities.........    1,001      (388)      (70)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,439     5,347     2,346
     Equity securities......................................        5       107        28
     Mortgage loans on real estate..........................      167       298       221
     Real estate and real estate joint ventures.............       33        22         8
     Other limited partnership interests....................       --        --         6
  Purchases of:
     Fixed maturities.......................................   (7,404)   (6,966)   (2,894)
     Equity securities......................................      (39)      (56)      (93)
     Mortgage loans on real estate..........................     (284)      (88)      (71)
     Real estate and real estate joint ventures.............       (2)       (4)      (13)
     Other limited partnership interests....................       (2)      (16)       --
  Net change in short-term investments......................       18       (75)     (108)
  Net change in policy loans................................      (88)      (70)      (84)
  Proceeds from sales of businesses.........................       --       176        68
  Net change in payable under securities loaned
     transactions...........................................      500       679        --
  Other, net................................................     (744)     (836)     (144)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(2,401)  $(1,482)  $  (730)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $ 2,015   $ 3,720   $ 1,932
     Withdrawals............................................   (1,092)   (1,921)   (1,513)
  Net change in short-term debt.............................      (19)       10         9
  Long-term debt issued.....................................       70         6       126
  Net proceeds from issuance of company-obligated
     mandatorily redeemable securities......................       --        --       191
  Proceeds from offering of common stock by subsidiary,
     net....................................................      398        --        --
  Dividends on common stock.................................       (1)      (83)       (8)
  Capital contribution from parent..........................       --         1        --
                                                              -------   -------   -------
Net cash provided by financing activities...................    1,371     1,733       737
                                                              -------   -------   -------
Change in cash and cash equivalents.........................      (29)     (137)      (63)
Cash and cash equivalents, beginning of year................      398       535       598
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   369   $   398   $   535
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
Cash paid (refunded) during the year:
  Interest..................................................  $     2   $    78   $    58
                                                              =======   =======   =======
  Income taxes..............................................  $    42   $   (30)  $    38
                                                              =======   =======   =======
Non-cash transactions during the year:
  Business dispositions--assets.............................  $    --   $ 6,863   $    61
                                                              =======   =======   =======
  Business dispositions--liabilities........................  $    --   $ 6,572   $    29
                                                              =======   =======   =======
  Real estate acquired in satisfaction of debt..............  $    13   $    13   $    --
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company and Subsidiaries ("General American" or the "Company"), is a wholly owned subsidiary of GenAmerica Financial Corporation ("GenAmerica").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America and Africa.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

     The accompanying consolidated financial statements include the accounts of
(i) the Company, (ii) partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners; and (iii) variable interest entities ("VIEs") created or acquired on or after February 1, 2003 of which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated. The Company continued to consolidate the financial statements of Reinsurance Group of America, Incorporated ("RGA") even though its ownership percentage declined to below 50% since the Company retained control of RGA through a majority representation on RGA's Board of Directors during 2002 and 2001. The Company's ownership of RGA increased to approximately 52% in 2003 as compared to 49% in 2002. See Note 14.

     Security Equity Life Insurance Company, which was sold to Metropolitan Life Insurance Company ("Metropolitan Life") in 2002, and Cova Corporation, which was sold to MetLife, Inc. ("MetLife") in 2002, are included in the accompanying consolidated financial statements until the date of sale. See Note 14.

     In October 2001, GenAmerica contributed the common stock in GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to General American.

     The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $930 million and $606 million at December 31, 2003 and 2002, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Investments

     The Company's principal investments are in fixed maturities, equity securities, and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

40 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144 Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

Structured Investment Transactions

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return of the investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar type instruments.

     The Company purchases or receives beneficial interests in special purpose entities ("SPEs"), which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities as that term is defined in Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 31, 2003), Consolidation of Variable Interest Entities, An Interpretation of ARB No. 51 ("FIN 46(r)"). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes, as defined by Emerging Issues Task Force ("EITF") Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in investment gains and losses.

Derivative Financial Instruments

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The Company also engages in certain reinsurance contracts that embed derivatives. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

     The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

     On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

     The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and (v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

     The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities, and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses.

     When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

     If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

Cash and Cash Equivalents

     The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $63 million and $55 million at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $10 million, $7 million and $8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $15 million and $26 million at December 31, 2003 and 2002, respectively. Related amortization expense was $6 million, $4 million and $6 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counter parties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisitions cost ("DAC"), including value of business acquired ("VOBA"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

     DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

     VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Goodwill

     The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

     Changes in goodwill were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Net balance at January 1....................................   $153     $200     $257
Amortization................................................     --       --      (15)
Disposition and other.......................................    (16)     (47)     (42)
                                                               ----     ----     ----
Net balance at December 31..................................   $137     $153     $200
                                                               ====     ====     ====

Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

     Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Other Revenues

     Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value related to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the insurance subsidiary's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Participating Business

     Participating business represented approximately 27% of the Company's life insurance in-force, and 52% of the number of life insurance policies in-force, at December 31, 2003. Participating policies represented approximately 92%, 81%, and 91%, of gross insurance premiums for the years ended December 31, 2003, 2002 and 2001, respectively. The percentages indicated are calculated excluding the business of the Reinsurance Segment.

Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type products fees.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Application of Recent Accounting Pronouncements

     Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. See Note 2. The initial adoption of EITF 03-1 did not have a material impact on the Company's consolidated financial statements.

     In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revises disclosure requirements. In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts, by approximately $6 million, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. The initial adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of July 1, 2003, required the Company to reclassify $158 million of company-obligated mandatorily redeemable securities of subsidiary trusts from mezzanine equity to liabilities.

     In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 and required the Company decrease other invested assets by $1 million and to increase DAC by $2 million. These amounts, net of income tax of $300 thousand, were recorded as a cumulative effect of a change in accounting principle. As a result of the adoption of Issue B36, the Company recognized investment gains of $8 million, net of income tax and related amortization of DAC, for the three month period ended December 31, 2003.

     In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on its consolidated financial statements.

     During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). Certain of the Company's other limited partnership interests meet the definition of a variable interest entity ("VIE") and must be consolidated,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"). On March 31, 2004, the Company adopted the provisions of FIN 46(r) in its entirety. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of FIN 46(r) at March 31, 2004 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

     Effective January 1, 2002, the Company adopted SFAS No. 144. SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 15.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142, was $15 million for the year ended December 31, 2001. There was no amortization of other intangible assets for the year ended December 31, 2003. Amortization of other intangible assets was $1 million for both years ended December 31, 2002 and 2001. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002 and recorded no charge to earnings relating to the impairment of certain goodwill assets as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

     In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001 had no material impact on the consolidated financial statements. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $ 4,767    $344   $ 60    $ 5,051
  Mortgage-backed securities...............................     1,740      36     13      1,763
  Foreign corporate securities.............................     1,505     191     10      1,686
  U.S. treasuries/agencies.................................       465       5      1        469
  Asset-backed securities..................................       621      14      3        632
  Commercial mortgage-backed securities....................       852      36      1        887
  Foreign government securities............................     1,041     149      5      1,185
  States and political subdivisions........................        22      --     --         22
                                                              -------    ----   ----    -------
     Total fixed maturities................................   $11,013    $775   $ 93    $11,695
                                                              =======    ====   ====    =======
Equity Securities:
  Common stocks............................................   $    20    $  3   $ --         23
  Nonredeemable preferred stocks...........................       136       8     --        144
                                                              -------    ----   ----    -------
     Total equity securities...............................   $   156    $ 11   $ --    $   167
                                                              =======    ====   ====    =======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $3,917     $281   $ 99     $4,099
  Mortgage-backed securities...............................    1,685       71      5      1,751
  Foreign corporate securities.............................      895      112     13        994
  U.S. treasuries/agencies.................................      373        4     --        377
  Asset-backed securities..................................      788       16     28        776
  Commercial mortgage-backed securities....................      308       25      2        331
  Foreign government securities............................      897      143      2      1,038
  States and political subdivisions........................        4       --     --          4
  Other fixed income assets................................      101        5     36         70
                                                              ------     ----   ----     ------
     Total fixed maturities................................   $8,968     $657   $185     $9,440
                                                              ======     ====   ====     ======
Equity Securities:
  Common stocks............................................   $   14     $  2   $  3     $   13
  Nonredeemable preferred stocks...........................      107        1     --        108
                                                              ------     ----   ----     ------
     Total equity securities...............................   $  121     $  3   $  3     $  121
                                                              ======     ====   ====     ======

     The Company held foreign currency derivatives with notional amounts of $4 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003. The Company did not hold any foreign currency derivatives with notional amounts to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2002.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $454 million and $407 million at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $34 million and a net unrealized loss of $42 million at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $58 million and $40 million at December 31, 2003 and 2002, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The cost or amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                               COST OR
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                              (DOLLARS IN MILLIONS)
Due in one year or less.....................................   $   205     $   209
Due after one year through five years.......................     1,739       1,815
Due after five years through ten years......................     2,450       2,616
Due after ten years.........................................     3,406       3,773
                                                               -------     -------
          Subtotal..........................................     7,800       8,413
Mortgage-backed and asset-backed securities.................     3,213       3,282
                                                               -------     -------
          Total fixed maturities............................   $11,013     $11,695
                                                               =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Proceeds...................................................  $2,731   $3,784   $2,293
Gross investment gains.....................................  $   70   $  155   $  111
Gross investment losses....................................  $  (30)  $  (87)  $ (104)

     Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $38 million, $76 million and $52 million, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2003:

                                                                    EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                          ----------------------   ----------------------   ----------------------
                                          ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                            FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                            VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                          ---------   ----------   ---------   ----------   ---------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. corporate securities...............   $  466        $44         $105         $16        $  571        $60
Mortgage-backed securities..............      446         10           16           3           462         13
Foreign corporate securities............      106          9            7           1           113         10
U.S. treasuries/agencies................        4          1           --          --             4          1
Asset-backed securities.................       61          1           32           2            93          3
Commercial mortgage-backed securities...      144          1            8          --           152          1
Foreign government securities...........       35          5           --          --            35          5
States and political subdivisions.......        4         --           --          --             4         --
                                           ------        ---         ----         ---        ------        ---
  Total fixed maturities................   $1,266        $71         $168         $22        $1,434        $93
                                           ======        ===         ====         ===        ======        ===

SECURITIES LENDING PROGRAM

     The Company participated in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,068 million and $600 million and an estimated fair value of $1,138 million and $660 million were on loan under the program at December 31, 2003 and 2002, respectively. The Company was liable for cash collateral under its control of $1,179 million and $679 million at December 31, 2003 and 2002, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $557 million and $293 million at December 31, 2003 and 2002, respectively. The Company's securities held in trust to satisfy collateral requirements had an amortized cost of $1,446 million and $1,285 million at December 31, 2003 and 2002, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2003          2002
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Commercial mortgage loans...................................    $942          $856
Agricultural mortgage loans.................................      13             2
                                                                ----          ----
          Total.............................................     955           858
Less: Valuation allowances..................................       2             6
                                                                ----          ----
          Mortgage loans....................................    $953          $852
                                                                ====          ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, 25%, 5% and 4% of the properties were located in California, Florida and Arizona, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Changes in mortgage loan valuation allowances were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Balance at January 1........................................   $  6      $ 25       $ 8
Additions (releases) charged to operations..................      9        (1)       21
Deductions for writedowns and dispositions..................    (13)      (16)       (4)
Dispositions of affiliates..................................     --        (2)       --
                                                               ----      ----       ---
Balance at December 31......................................   $  2      $  6       $25
                                                               ====      ====       ===

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2003           2002
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Impaired mortgage loans with valuation allowances...........    $28            $49
Impaired mortgage loans without valuation allowances........      1             25
                                                                ---            ---
          Total.............................................     29             74
Less: Valuation allowances on impaired mortgages............      1              6
                                                                ---            ---
          Impaired mortgage loans...........................    $28            $68
                                                                ===            ===

     The average investment in impaired mortgage loans on real estate was $42 million, $108 million and $57 million for the years ended December 31, 2003, 2002 and 2001, respectively. Interest income on impaired mortgage loans was $3 million, $8 million and $10 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     The investment in restructured mortgage loans on real estate was $4 million and $12 million at December 31, 2003 and 2002, respectively. Interest income of $400 thousand was recognized on restructured loans for the year ended December 31, 2003. Interest income of $1 million was recognized on restructured loans for both of the years ended December 31, 2002 and 2001. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million for the years ended December 31, 2003 and 2002 respectively. There was no gross interest income that would have been recorded in accordance with the original terms of such loans for the year ended 2001.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure at December 31, 2003. Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $14 million at December 31, 2002.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2003           2002
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................    $75            $70
Impairments.................................................     (4)            (4)
                                                                ---            ---
          Total.............................................     71             66
                                                                ---            ---
Real estate held-for-sale...................................     --             33
Valuation allowance.........................................     --             (8)
                                                                ---            ---
          Total.............................................     --             25
                                                                ---            ---
            Real estate and real estate joint ventures......    $71            $91
                                                                ===            ===

     Accumulated depreciation on real estate was $11 million and $10 million at December 31, 2003 and 2002, respectively. The related depreciation expense was $1 million for each of the years ended December 31, 2003, 2002 and 2001. There was no depreciation expense related to discontinued operations for the year ended December 31, 2003. These amounts include $100 thousand and $300 thousand of depreciation expense related to discontinued operations for the years ended December 31, 2002 and 2001, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2003               2002
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                              (DOLLARS IN MILLIONS)
Office...............................................   $51        72%     $64        70%
Retail...............................................    --        --        3         3%
Land.................................................    20        28%      23        26%
Other................................................    --        --        1         1%
                                                        ---       ---      ---       ---
          Total......................................   $71       100%     $91       100%
                                                        ===       ===      ===       ===

     The Company's real estate holdings are located throughout the United States. At December 31, 2003, 82% and 17% of the Company's real estate holdings were located in California and Colorado, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003     2002      2001
                                                              -----    -----    ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $  8      $ 3     $   3
Additions charged to investment income......................     3       13        --
Deductions for writedowns and dispositions..................   (11)      (8)       --
                                                              ----      ---     -----
Balance at December 31......................................  $ --      $ 8     $   3
                                                              ====      ===     =====

     There was no investment expense related to impaired real estate and real estate joint ventures held-for-investment for the years ended December 31, 2003 and 2001. Investment expense related to impaired real estate and real estate joint ventures held-for-investment was $1 million for the year ended December 31, 2002. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES carrying value of non-income producing real estate and real estate joint ventures was $20 million and $23 million at December 31, 2003 and 2002, respectively.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2003. The Company owned real estate acquired in satisfaction of debt of $4 million at December 31, 2002.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Fixed maturities...........................................  $  615   $  675   $  697
Equity securities..........................................       7        8        3
Mortgage loans on real estate..............................      76      101      119
Real estate and real estate joint ventures(1)..............       7        7       11
Policy loans...............................................     170      174      172
Other limited partnership interests........................      (6)      --       --
Cash, cash equivalents and short-term investments..........      11        8       30
Other......................................................     151       94       96
                                                             ------   ------   ------
          Total............................................   1,031    1,067    1,128
Less: Investment expenses(1)...............................      28       15       14
                                                             ------   ------   ------
          Net investment income............................  $1,003   $1,052   $1,114
                                                             ======   ======   ======

---------------

(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

NET INVESTMENT GAINS (LOSSES)

     Net investment gains, including changes in valuation allowances, were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Fixed maturities............................................    $ 1      $ (9)     $(58)
Equity securities...........................................      1         1        13
Mortgage loans on real estate...............................     (8)        8       (21)
Real estate and real estate joint ventures(1)...............      1        (3)       (8)
Other limited partnership interests.........................     --         1        (6)
Sales of businesses.........................................     (3)        1        35
Derivatives(2)..............................................     19        58        16
Other.......................................................     (2)        2        23
                                                                ---      ----      ----
          Total.............................................      9        59        (6)
Amounts allocated from deferred policy acquisition costs....      7       (19)       15
                                                                ---      ----      ----
          Total net realized investment gains...............    $16      $ 40      $  9
                                                                ===      ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

---------------

(1) The amounts presented exclude amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

(2) The amounts presented include scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133.

     Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are amortization of DAC to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NET UNREALIZED INVESTMENT GAINS

     The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 675    $ 472    $ 159
Equity securities...........................................     11       --        9
Other invested assets.......................................   (100)     (29)      35
                                                              -----    -----    -----
          Total.............................................    586      443      203
                                                              -----    -----    -----
Amounts allocated from deferred policy acquisition costs....   (164)    (154)     (66)
Deferred income taxes.......................................   (173)    (112)     (55)
                                                              -----    -----    -----
          Total.............................................   (337)    (266)    (121)
                                                              -----    -----    -----
          Net unrealized investment gains...................  $ 249    $ 177    $  82
                                                              =====    =====    =====

     The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................   $177     $ 82     $ 29
Unrealized investment gains (losses) during the year........    143      194       91
Unrealized investment gains (losses) relating to
     Deferred policy acquisition costs......................    (10)     (65)      (7)
Deferred income taxes.......................................    (61)     (52)     (31)
Unrealized investment gains of subsidiary at date of sale,
  net of deferred taxes.....................................     --       18       --
                                                               ----     ----     ----
Balance at December 31......................................   $249     $177     $ 82
                                                               ====     ====     ====
Net change in unrealized investment gains...................   $ 72     $ 95     $ 53
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $52 million and $47 million at December 31, 2003 and 2002, respectively. The related income (loss) recognized was $10 million, ($2) million and $3 million for the years ended December 31, 2003, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted provisions of FIN 46 and FIN46(r). At December 31, 2003, FIN 46(r) did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     The following table presents the total assets of and maximum exposure to loss relating to VIEs that the Company has concluded that it holds significant valuable interests but it is not the primary beneficiary and which will not be consolidated:

                                                                  DECEMBER 31, 2003
                                                             ----------------------------
                                                               TOTAL     MAXIMUM EXPOSURE
                                                             ASSETS(1)      TO LOSS(2)
                                                             ---------   ----------------
                                                                (DOLLARS IN MILLIONS)
Other limited partnerships(3)..............................     $17            $10
                                                                ===            ===

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for Federal tax credits.

     The Company has concluded that it is not the primary beneficiary of any VIEs, and as such, none are consolidated in its financial statements.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

     The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2003 and 2002:

                                                        2003                                 2002
                                         -----------------------------------   ---------------------------------
                                                       CURRENT MARKET OR                     CURRENT MARKET OR
                                                           FAIR VALUE                            FAIR VALUE
                                         NOTIONAL   ------------------------    NOTIONAL    --------------------
                                          AMOUNT      ASSETS     LIABILITIES     AMOUNT     ASSETS   LIABILITIES
                                         --------   ----------   -----------   ----------   ------   -----------
                                                                  (DOLLARS IN MILLIONS)
Interest rate swaps....................   $  420       $52          $  --        $  422      $69        $  --
Foreign currency swaps.................        4        --             --            --       --           --
Options................................    6,063         7             --         6,394        7           --
                                          ------       ---          -----        ------      ---        -----
Total contractual commitments..........   $6,487       $59          $  --        $6,816      $76        $  --
                                          ======       ===          =====        ======      ===        =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following is a reconciliation of the notional amounts by derivative type and strategies at December 31, 2003 and 2002:

                                          DECEMBER 31, 2002               TERMINATIONS/   DECEMBER 31, 2003
                                           NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                          -----------------   ---------   -------------   -----------------
                                                                (DOLLARS IN MILLIONS)
BY DERIVATIVE TYPE
Interest rate swaps.....................       $  422            $45          $ 47             $  420
Foreign currency swaps..................           --              4            --                  4
Options.................................        6,394             --           331              6,063
                                               ------            ---          ----             ------
  Total contractual commitments.........       $6,816            $49          $378             $6,487
                                               ======            ===          ====             ======
BY DERIVATIVE STRATEGY
Invested asset hedging..................       $   --            $49          $ --             $   49
Portfolio hedging.......................        6,816             --           378              6,438
                                               ------            ---          ----             ------
  Total contractual commitments.........       $6,816            $49          $378             $6,487
                                               ======            ===          ====             ======

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2003:

                                                               REMAINING LIFE
                                ----------------------------------------------------------------------------
                                ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                                OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                                --------   ------------------   -----------------   ---------------   ------
                                                           (DOLLARS IN MILLIONS)
Interest rate swaps...........   $   69          $  154                $72               $125         $  420
Foreign currency swaps........       --               4                 --                 --              4
Options.......................    4,162           1,901                 --                 --          6,063
                                 ------          ------                ---               ----         ------
  Total contractual
     commitments..............   $4,231          $2,059                $72               $125         $6,487
                                 ======          ======                ===               ====         ======

     The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2003 and 2002:

                                                         2003                                2002
                                          -----------------------------------   -------------------------------
                                                            FAIR VALUE                          FAIR VALUE
                                          NOTIONAL   ------------------------   NOTIONAL   --------------------
                                           AMOUNT      ASSETS     LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                          --------   ----------   -----------   --------   ------   -----------
                                                                  (DOLLARS IN MILLIONS)
BY TYPE OF HEDGE
Fair value..............................   $    9       $--          $  --       $   --     $--        $  --
Cash flow...............................       13        --             --           --      --           --
Non qualifying..........................    6,465        59             --        6,816      76           --
                                           ------       ---          -----       ------     ---        -----
  Total.................................   $6,487       $59          $  --       $6,816     $76        $  --
                                           ======       ===          =====       ======     ===        =====

     The Company recognized insignificant net investment expense from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS No. 133, as amended, for the year ended December 31, 2003. During the years ended December 31, 2002 and 2001, there were no derivative instruments designated as qualifying accounting hedges under SFAS No. 133.

     During the year ended December 31, 2003, the Company recognized insignificant amounts in net investment losses related to qualifying fair value hedging instruments. Accordingly, insignificant net unrealized gains on fair value hedged investments were recognized in net investment losses during the year ended December 31, 2003.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

There were no discontinued fair value hedges for the year ended December 31, 2003. There were no derivatives designated as fair value hedges during the years ended December 31, 2002 or 2001.

     For the year ended December 31, 2003, the net amounts accumulated in other comprehensive income relating to cash flow hedges was insignificant. For the year ended December 31, 2003, the market value of cash flow hedges increased by an insignificant amount. During the year ended December 31, 2003, the Company recognized insignificant other comprehensive net gains relating to the effective portion of cash flow hedges. During the year ended December 31, 2003, no other comprehensive income or expense was reclassified to net investment income. During the year ended December 31, 2003, there were no discontinued cash flow hedges. During the years ended December 31, 2002 and 2001 there were no cash flow hedges. The Company has no SFAS No. 133 transition adjustment.

     Insignificant amounts of net investment expense and no net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment loss, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

     For the years ended December 31, 2003, 2002 and 2001, the Company recognized as net investment gains, the scheduled periodic settlement payments on derivative instruments of $22 million, $23 million and net losses of $3 million, respectively, and net investment losses from changes in fair value of $3 million and net investment gains of $35 million and $19 million, respectively, related to derivatives not qualifying as accounting hedges.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs

     Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                         VALUE OF   DEFERRED POLICY
                                                         BUSINESS     ACQUISITION
                                                         ACQUIRED        COSTS        TOTAL
                                                         --------   ---------------   ------
                                                                (DOLLARS IN MILLIONS)
Balance at December 31, 2000...........................   $1,092        $  496        $1,588
Capitalizations........................................       --           600           600
                                                          ------        ------        ------
          Total........................................    1,092         1,096         2,188
Amortization allocated to:
  Net investment gains (losses)........................      (15)           --           (15)
  Unrealized investment gains (losses).................       (8)           15             7
  Other expenses.......................................       92           240           332
                                                          ------        ------        ------
          Total amortization...........................       69           255           324
                                                          ------        ------        ------
Balance at December 31, 2001...........................    1,023           841         1,864
Capitalizations........................................       --           810           810
                                                          ------        ------        ------
          Total........................................    1,023         1,651         2,674
Amortization allocated to:
  Net investment gains (losses)........................       16             3            19
  Unrealized investment gains (losses).................       95           (30)           65
  Other expenses.......................................       78           269           347
                                                          ------        ------        ------
          Total amortization...........................      189           242           431
Dispositions and other.................................     (262)         (206)         (468)
                                                          ------        ------        ------
Balance at December 31, 2002...........................      572         1,203         1,775
Capitalizations........................................       --           958           958
Acquisitions...........................................       --           218           218
                                                          ------        ------        ------
          Total........................................      572         2,379         2,951
Amortization allocated to:
  Net investment gains (losses)........................       (5)           (2)           (7)
  Unrealized investment gains (losses).................       (8)           18            10
  Other expenses.......................................       41           383           424
                                                          ------        ------        ------
          Total amortization...........................       28           399           427
Dispositions and other.................................       92            23           115
                                                          ------        ------        ------
Balance at December 31, 2003...........................   $  636        $2,003        $2,639
                                                          ======        ======        ======

     The estimated future amortization expense allocated to other expenses for VOBA is $42 million in 2004, $42 million in 2005, $39 million in 2006, $36 million in 2007 and $34 million in 2008.

     Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

Separate Accounts

     Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $2,847 million and $2,635 million at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $477 million and $455 million at December 31, 2003 and 2002, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $101 million, $91 million and $142 million for the years ended December 31, 2003, 2002 and 2001, respectively. The average interest rates credited on these contracts were 5.05% and 5.51% at December 31, 2003 and 2002, respectively. The assets that support these liabilities were comprised of $513 million and $448 million in fixed maturities at December 31, 2003 and 2002, respectively.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes. Risks in excess of $6 million are 100% reinsured. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................  $  511   $  553   $  553
Reinsurance assumed........................................   2,925    2,330    1,841
Reinsurance ceded..........................................    (398)    (466)    (304)
                                                             ------   ------   ------
Net premiums...............................................  $3,038   $2,417   $2,090
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $  119   $  113   $   98
                                                             ======   ======   ======

     Reinsurance recoverables, included in premiums and other receivables, were $1,003 million and $867 million at December 31, 2003 and 2002, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $32 million and $4 million at December 31, 2003 and 2002, respectively.

6.  DEBT

     Debt consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2003    2002
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Senior notes, interest rates ranging from 6.75% to 7.25%,
  maturity dates ranging from 2006 to 2011..................  $299    $298
Surplus notes, interest rate 7.63%, maturity date 2024......    98      98
Fixed rate notes, interest rates ranging from 1.69% to 12%,
  maturity dates ranging from 2005 to 2009..................   103      33
Other notes with varying interest rates.....................     1       2
                                                              ----    ----
Total long-term debt........................................   501     431
Total short-term debt.......................................    --      19
                                                              ----    ----
          Total.............................................  $501    $450
                                                              ====    ====

     RGA, a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $228 million ($53 million expiring in 2005 and $175 million expiring in 2006). At December 31, 2003, RGA had drawn approximately $99 million under these facilities at interest rates ranging from 1.69% to 5.48%. At December 31, 2003, there were approximately $39 million in letters of credit in favor of third-party entities. As of December 31, 2003, $396 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

     The aggregate maturities of long-term debt for the Company are $50 million in 2005, $149 million in 2006, $3 million in 2007 and $299 million thereafter.

     The Company had no short-term debt as of December 31, 2003. Short-term debt consisted of collateralized borrowings with an average interest rate of 5.75% and maturity of 30 days at December 31, 2002.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Interest expense related to the Company's indebtedness included in other expenses was $48 million, $53 million and $38 million for the years ended December 31, 2003, 2002 and 2001, respectively.

7. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of
(i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2003 and 2002.

8.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2003    2002    2001
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $29     $(6)    $46
  Foreign...................................................     1       6       9
                                                               ---     ---     ---
                                                                30      --      55
                                                               ---     ---     ---
Deferred:
  Federal...................................................     7      58       6
  Foreign...................................................     9      17      (1)
                                                               ---     ---     ---
                                                                16      75       5
                                                               ---     ---     ---
Provision for income taxes..................................   $46     $75     $60
                                                               ===     ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2003    2002    2001
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $52     $81     $34
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............    (1)     --      (3)
  Tax preferred investment income...........................    (1)     (4)     (2)
  Tax credits...............................................    (5)     (5)     (6)
  Litigation related........................................    --      --      14
  State tax net of federal benefit..........................     1       1       3
  Corporate owned life insurance............................    (2)      2       8
  Goodwill amortization.....................................    --      --       4
  Valuation allowance for carryforward items................     1      --       4
  Sale of subsidiaries......................................    --      --       5
  Settlement of IRS audit...................................    --      (3)     --
  Other, net................................................     1       3      (1)
                                                               ---     ---     ---
Provision for income taxes..................................   $46     $75     $60
                                                               ===     ===     ===

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              --------------
                                                               2003    2002
                                                              ------   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Deferred income tax assets:
  Future policy benefits....................................  $  170   $ 130
  Employee benefits.........................................      45      30
  Investments...............................................      --      43
  Loss and credit carryforwards.............................     358     258
  Other, net................................................      18      39
                                                              ------   -----
                                                                 591     500
  Less: Valuation allowance.................................      13      12
                                                              ------   -----
                                                                 578     488
                                                              ------   -----
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................     767     602
  Investments...............................................      26      --
  Unrealized gain on investments............................     173     112
  Other, net................................................      68      63
                                                              ------   -----
                                                               1,034     777
                                                              ------   -----
Net deferred income tax liability...........................  $ (456)  $(289)
                                                              ======   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2003 and 2002, a valuation allowance for deferred tax assets of approximately $13 million and $12 million respectively, was provided on the foreign tax credits and net operating losses of RGA Reinsurance and RGA's Argentine, South African and U.K. subsidiaries. At December 31, 2003, the Company's subsidiaries had net operating loss carryforwards of $684 million and capital loss carryforwards of $200 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

     The Company has been audited by the Internal Revenue Service for the years through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

9.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2003, there are approximately 25 sales practices lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A Missouri trial court has certified a class action in a lawsuit against the Company involving approximately 100 former employees with respect to plaintiffs' claims that the Company breached an alleged oral promise to pay additional severance benefits. The Company continues to defend itself vigorously against this lawsuit.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarded plaintiff $600,000 in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The defendants have filed a Notice of Appeal and the plaintiff has filed a Notice of Cross Appeal. Pursuant to a quota share agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of any judgment in this matter will be 20 percent.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. The Company is in the process of responding and is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                                  GROSS
                                                             RENTAL   SUBLEASE    RENTAL
                                                             INCOME    INCOME    PAYMENTS
                                                             ------   --------   --------
                                                                (DOLLARS IN MILLIONS)
2004.......................................................    $4        $1         $8
2005.......................................................    $4        $1         $7
2006.......................................................    $3        $1         $6
2007.......................................................    $3        $--        $5
2008.......................................................    $2        $--        $4
Thereafter.................................................    $1        $--        $9

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1 million at December 31, 2003 and 2002, respectively. The Company anticipates that this amount will be invested in the partnerships over the next one year.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

     In the context of disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

10.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

     Effective January 1, 2001, the Company's employees became employees of Metropolitan Life. This transition affected the provision of employee benefit plans as described below:

     The Company continued to sponsor and administer a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history.

     The Company also continues to offer several non-qualified, defined benefit, and defined contribution plans to existing directors and management associates.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Prior to January 1, 2001, the Company provided certain health care and life insurance benefits for retired employees. As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of Metropolitan Life. Consistent with the Company's former plan, employees may become eligible for these benefits under the Metropolitan Life plan if they attain retirement age, with sufficient service, while working for Metropolitan Life. Additionally, Metropolitan Life provides postemployment benefits for eligible employees as of this transition date.

     On December 31, 2002, the GenAm Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

     The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2003      2002      2003     2002
                                                              -------   -------   ------   ------
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 64      $176      $ 5      $ 3
  Service cost..............................................      1         4       --        1
  Interest cost.............................................      3        12       --       --
  Actuarial losses..........................................      8        11       --        1
  Change in benefits........................................    (26)       --       --       --
  Transfers in (out) of controlled group....................     --      (124)      --       --
  Benefits paid.............................................     (2)      (15)      --       --
                                                               ----      ----      ---      ---
Projected benefit obligation at end of year.................     48        64        5        5
                                                               ----      ----      ---      ---
Change in plan assets:
Contract value of plan assets at beginning of year..........      8       153       --       --
  Actual return on plan assets..............................      2       (11)      --       --
  Employer and participant contributions....................      2         5       --       --
  Transfers in (out) of controlled group....................     --      (124)      --       --
  Benefits paid.............................................     (2)      (15)      --       --
                                                               ----      ----      ---      ---
Contract value of plan assets at end of year................     10         8       --       --
                                                               ----      ----      ---      ---
Under funded................................................    (38)      (56)      (5)      (5)
Unrecognized net actuarial losses...........................     17        11        2        2
Unrecognized prior service cost.............................    (23)       --       --       --
                                                               ----      ----      ---      ---
Accrued benefit cost........................................   $(44)     $(45)     $(3)     $(3)
                                                               ====      ====      ===      ===
Qualified plan prepaid pension cost.........................     (2)       (1)
Non-qualified plan accrued pension cost.....................    (47)      (48)
Accumulated other comprehensive loss........................      5         4
                                                               ----      ----
Accrued benefit cost........................................   $(44)     $(45)
                                                               ====      ====

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                               NON-QUALIFIED
                                             QUALIFIED PLAN        PLAN           TOTAL
                                             ---------------   -------------   -----------
                                              2003     2002    2003    2002    2003   2002
                                             ------   ------   -----   -----   ----   ----
                                                         (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation.....   $(14)    $(12)   $(34)   $(52)   $(48)  $(64)
Aggregate contract value of plan assets
  (principally Company contracts)..........     10        8      --      --      10      8
                                              ----     ----    ----    ----    ----   ----
Under funded...............................   $ (4)    $ (4)   $(34)   $(52)   $(38)  $(56)
                                              ====     ====    ====    ====    ====   ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for all defined benefit pension plans, which exceeds plan assets for all plans, was $41 million and $53 million at December 31, 2003 and 2002, respectively. The projected benefit obligation exceeded plan assets for all pension and postretirement plans for the years ended December 31, 2003 and 2002.

     The components of net periodic benefit cost were as follows:

                                                         PENSION BENEFITS       OTHER BENEFITS
                                                        ------------------   --------------------
                                                        2003   2002   2001   2003    2002   2001
                                                        ----   ----   ----   -----   ----   -----
                                                                  (DOLLARS IN MILLIONS)
Service cost..........................................  $ 1    $  4   $  4   $ --     $1    $  --
Interest cost.........................................    3      12     12     --     --       --
Expected return on plan assets........................   (1)    (13)   (14)    --     --       --
Amortization of prior actuarial (gains) losses........   (1)      2     --     --     --       --
Curtailment cost......................................   --      --      6     --     --       --
                                                        ---    ----   ----   -----    --    -----
Net periodic benefit cost.............................  $ 2    $  5   $  8   $ --     $1    $  --
                                                        ===    ====   ====   =====    ==    =====

Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                                          DECEMBER 31,
                                           -------------------------------------------
                                               PENSION BENEFITS        OTHER BENEFITS
                                           -------------------------   ---------------
                                              2003          2002        2003     2002
                                           -----------   -----------   ------   ------
Discount rate............................  6.10%-6.50%      6.75%      6.50%    6.75%
Rate of compensation increase............     4%-8%         4%-8%       N/A      N/A

     Assumptions used in determining net periodic benefit cost were as follows:

                                                            DECEMBER 31,
                                                -------------------------------------
                                                 PENSION BENEFITS     OTHER BENEFITS
                                                -------------------   ---------------
                                                2003       2002        2003     2002
                                                -----   -----------   ------   ------
Discount rate.................................  6.75%   6.75%-7.40%   6.50%    6.75%
Expected rate of return on plan assets........  8.75%      8.75%       N/A      N/A
Rate of compensation increase.................  4%-8%      4%-8%       N/A      N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 10% and 11% for the years ended December 31, 2003 and 2002, respectively. For both years, the rate is assumed to decrease gradually to 5% by 2008 and remain at that level thereafter. A one percentage point change in assumed health care cost trend rates would have an insignificant impact on the Company's operations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

PLAN ASSETS

     The allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2003    2002
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    73%     66%
Fixed maturities............................................    27%     34%
                                                               ---     ---
          Total.............................................   100%    100%
                                                               ===     ===

     The average target allocation of pension plan assets for 2004 is as follows:

                                                              PENSION
                                                              BENEFITS
                                                              --------
ASSET CATEGORY
Equity securities...........................................   65%-80%
Fixed maturities............................................   25%-50%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on the Company's assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $4 million to its pension plans and $35 thousand to its other benefit plans during 2004.

     The following pension benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                                                                 PENSION BENEFITS
                                                               ---------------------
                                                               (DOLLARS IN MILLIONS)
2004........................................................            $ 3
2005........................................................            $ 3
2006........................................................            $ 5
2007........................................................            $ 4
2008........................................................            $ 4
2009-2013...................................................            $24

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife, sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2 million, $2 million and $4 million for the years ended December 31, 2003, 2002, and 2001, respectively.

11.  EQUITY

PREFERRED STOCK

     On December 16, 2003, MetLife contributed 2,532,600 shares of common stock to the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     The Preferred Shares are redeemable at the option of the Company at any time, to the extent that any such redemption shall not violate applicable provisions of the laws of the State of Missouri. The Preferred Shares are redeemable at a price equal to the par value per share plus any amount equal to accumulated and unpaid dividends.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of: (i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year (excluding realized investment gains) or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year. The Company paid to GenAmerica stockholder dividends in the amount of $1 million, $83 million and $8 million for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2004, without prior regulatory approval, is $101 million.

STATUTORY EQUITY AND INCOME

     The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

     Statutory net loss of General American Life Insurance Company, as filed with the Department, was $151 million, $15 million and $123 million for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $1,013 million and $741 million at December 31, 2003 and 2002, respectively.

     The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2003     2002      2001
                                                              ------   -------   ------
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........   $211     $ 318     $123
Income tax effect of holding gains..........................    (97)     (141)     (47)
Reclassification adjustments:
  Recognized holding (losses) gains included in current year
     income.................................................    (23)      (52)      33
  Amortization of premium and accretion of discounts
     associated with investments............................    (45)      (72)     (64)
  Recognized holding (losses) gains allocated to other
     policyholder amounts...................................     (7)       19      (15)
  Income tax effect.........................................     35        40       19
Allocation of holding (losses) gains on investments relating
  to other policyholder amounts.............................     (3)      (84)       7
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................      1        49       (3)
Unrealized investment gains of subsidiary at date of sale...     --        23       --
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale................................     --        (5)      --
                                                               ----     -----     ----
Net unrealized investment gains.............................     72        95       53
Foreign currency translation adjustment.....................     25         7        2
Minimum pension liability adjustment........................     (5)       --       --
                                                               ----     -----     ----
Other comprehensive income..................................   $ 92     $ 102     $ 55
                                                               ====     =====     ====

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2003      2002     2001
                                                              -------   ------   ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $   68    $  38    $ 112
Commissions.................................................     946      795      602
Interest and debt issue costs...............................      44       53       38
Amortization of policy acquisition costs (excludes amounts
  directly related to net investment gains (losses) of $(7),
  $19, and $(15), respectively).............................     424      347      332
Capitalization of policy acquisition costs..................    (958)    (810)    (600)
Rent, net of sublease income................................      (3)       5       24
Minority interest...........................................     132      102       64
Other.......................................................     396      420      386
                                                              ------    -----    -----
          Total other expenses..............................  $1,049    $ 950    $ 958
                                                              ======    =====    =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Latin America, Europe, Africa, Pacific Rim countries and Australia. The Company's business is divided into three major segments: US Domestic Insurance Operations, Reinsurance and Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     US Domestic Insurance Operations offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care and other insurance products and services. US Domestic Insurance Operations also offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments as of and for the years ended December 31, 2003, 2002 and 2001. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains and losses from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains and losses, net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items (e.g., expenses associated with the resolution of proceedings alleging race-conscious underwriting practices,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) to Corporate & Other.

                                             US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2003        OPERATIONS         REINSURANCE      OTHER       TOTAL
------------------------------------------   ---------------------   -----------   -----------   -------
                                                                (DOLLARS IN MILLIONS)
Premiums...................................         $   390            $ 2,648       $   --      $ 3,038
Universal life and investment-type product
  policy fees..............................             272                 --           --          272
Net investment income......................             534                430           39        1,003
Other revenues.............................              14                 47           12           73
Net investment gains (losses)..............             (11)                30           (3)          16
Policyholder benefits and claims...........             535              2,110           --        2,645
Interest credited to policyholder account
  balances.................................             177                184           --          361
Policyholder dividends.....................             198                 --           --          198
Other expenses.............................             271                752           26        1,049
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes....................................              18                109           22          149
Income from discontinued operations, net of
  income taxes.............................              --                 --           (1)          (1)
Cumulative effect of change in accounting,
  net of income taxes......................              --                  1           --            1
Net income.................................              14                 72           17          103
Total assets...............................          13,512             12,611        1,316       27,439
Deferred policy acquisition costs..........             538              2,100            1        2,639
Goodwill, net..............................              42                 95           --          137
Separate account assets....................           3,323                 13          (12)       3,324
Policyholder liabilities...................           8,978              8,984          (39)      17,923
Separate account liabilities...............           3,323                 13          (12)       3,324

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                             US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2002        OPERATIONS         REINSURANCE      OTHER       TOTAL
------------------------------------------   ---------------------   -----------   -----------   -------
                                                                (DOLLARS IN MILLIONS)
Premiums...................................         $   433            $1,984        $   --      $ 2,417
Universal life and investment-type product
  policy fees..............................             298                --            --          298
Net investment income......................             689               379           (16)       1,052
Other revenues.............................              58                42            16          116
Net investment gains (losses)..............              48                 3           (11)          40
Policyholder benefits and claims...........             544             1,519            --        2,063
Interest credited to policyholder account
  balances.................................             325               146            --          471
Policyholder dividends.....................             209                --            --          209
Other expenses.............................             286               631            33          950
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes....................................             162               112           (44)         230
Income from discontinued operations, net of
  income taxes.............................              --                --            (5)          (5)
Net income (loss)..........................             106                74           (30)         150
Total assets...............................          12,512             9,377         1,029       22,918
Deferred policy acquisition costs..........             401             1,373             1        1,775
Goodwill, net..............................              59                94            --          153
Separate account assets....................           3,090                11           (11)       3,090
Policyholder liabilities...................           8,401             6,766           (31)      15,136
Separate account liabilities...............           3,090                11           (11)       3,090

                                              US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2001         OPERATIONS         REINSURANCE      OTHER      TOTAL
------------------------------------------    ---------------------   -----------   -----------   ------
                                                                (DOLLARS IN MILLIONS)
Premiums....................................          $425              $1,665         $ --       $2,090
Universal life and investment-type product
  policy fees...............................           261                  --           --          261
Net investment income.......................           756                 348           10        1,114
Other revenues..............................            26                  35           51          112
Net investment gains (losses)...............           (12)                 (8)          29            9
Policyholder benefits and claims............           540               1,374           --        1,914
Interest credited to policyholder account
  balances..................................           301                 122           (1)         422
Policyholder dividends......................           195                               --          195
Other expenses..............................           345                 490          123          958
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes.....................................            75                  54          (32)          97
Net income (loss)...........................            44                  32          (39)          37

     The Company's Corporate & Other segment recorded net investment losses of $1 million and $8 million during the years ended December 31, 2003 and 2002 respectively, in amounts classified as discontinued operations in accordance with SFAS 144.

     Economic Capital. Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with GAAP. Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

     The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

     The following table presents actual and pro forma net investment income with respect to the Company's segments for the years ended December 31, 2002 and 2001. The amounts shown as pro forma reflect net investment income that would have been reported in these years had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                             NET INVESTMENT INCOME

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                          2002                 2001
                                                   ------------------   ------------------
                                                   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                                   ------   ---------   ------   ---------
                                                            (DOLLARS IN MILLIONS)
US domestic operations...........................  $  689    $  681     $  756    $  749
Reinsurance......................................     379       340        348       312
Corporate & Other................................     (16)       31         10        53
                                                   ------    ------     ------    ------
          Total..................................  $1,052    $1,052     $1,114    $1,114
                                                   ======    ======     ======    ======

     The Reinsurance segment's results of operations for the year ended December 31, 2003 include RGA's coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense.

     Corporate & Other includes various start-up and run-off entities, as well as the elimination of all intersegment amounts. The elimination of intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment reinsurance transactions.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs;
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

14.  ACQUISITIONS AND DISPOSITIONS

     In December 2003, Equity Intermediary Company ("EIC"), a subsidiary of the Company, issued preferred stock to MetLife in exchange for MetLife's outstanding shares of RGA common stock. See Note 11. At that time, Metropolitan Life transferred the outstanding shares of RGA common stock to EIC. At December 31, 2003 and 2002, the Company's ownership percentage of outstanding shares of RGA's common stock was approximately 52% and 49%, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In September 2003, a subsidiary of the Company, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of before income tax expense, excluding minority interest expense, to the fourth quarter of 2003.

     On December 31, 2002, the Company sold the Security Equity Life Insurance Company, a wholly owned subsidiary, to Metropolitan Life. The Company also sold on December 31, 2002, Cova Corporation and its wholly owned subsidiaries to MetLife. The amount received less than the asset's book value of $504 million was recorded as a reduction in equity. Total assets and liabilities of the entities sold at the date of sale were $8,926 million and $8,232 million, respectively. Total revenue of the entities sold included in the consolidated statements of income were $293 million and $256 million for the years ended December 31, 2002 and 2001, respectively.

     On July 1, 2002, the Company completed its merger with General Life Insurance Company ("GLIC"), a wholly owned subsidiary of the Company. GLIC, a Texas life insurance company, was acquired by the Company in December 1995. Its operations, however, were ceased in June 2001, due to its lack of strategic importance. Upon the completion of the merger, the Company assumed a net $12 million in assets and liabilities. The Company recognized no gain or loss on the merger.

     On June 12, 2002, the Company completed the liquidation of General American Holding Company ("GAHC"), a wholly owned subsidiary of the Company. GAHC was created in 1999 as a general business company, owning subsidiaries not licensed as insurers. Upon the liquidation of GAHC, the Company assumed a net $61 million in assets and liabilities, including the ownership of Krisman, Incorporated ("Krisman") and White Oak Royalty Company ("White Oak Royalty"). The Company recognized no gain or loss on this disposition.

     On July 2, 2001, the Company and Metropolitan Life completed the sale of Conning Corporation ("Conning"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company and Metropolitan Life received $84 million in the transaction and the Company reported a gain of approximately $36 million, net of income taxes of $14 million.

15.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale for transactions initiated on or after January 1, 2002 is presented as discontinued operations. These assets are carried at the lower of cost or market.

     The components of income from discontinued operations included investment expenses of $503 thousand, net investment losses of $1 million and income tax benefit of $631 thousand, for the year ended December 31, 2003. The components of income from discontinued operations included net investment losses of $8 million and income tax benefits of $3 million for the year ended December 31, 2002. Amounts for 2001 were insignificant.

     There was no carrying value of real estate related to discontinued operations at December 31, 2003. The carrying value of real estate related to discontinued operations was $25 million at December 31, 2002.

16.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2003                                               (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities.......................................             $11,695     $11,695
  Equity securities......................................             $   167     $   167
  Mortgage loans on real estate..........................             $   953     $ 1,004
  Policy loans...........................................             $ 2,576     $ 2,576
  Short-term investments.................................             $    90     $    90
  Cash and cash equivalents..............................             $   369     $   369
  Mortgage loan commitments..............................    $27      $    --     $    --
  Commitments to fund partnership investments............    $ 1      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,374     $ 5,026
  Long-term debt.........................................             $   501     $   551
  Shares subject to mandatory redemption.................             $   158     $   194
  Payable under securities loaned transactions...........             $ 1,179     $ 1,179

                                                            NOTIONAL   CARRYING   ESTIMATED
                                                             AMOUNT     VALUE     FAIR VALUE
                                                            --------   --------   ----------
DECEMBER 31, 2002                                                (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities........................................              $9,440      $9,440
  Equity securities.......................................              $  121      $  121
  Mortgage loans on real estate...........................              $  852      $  949
  Policy loans............................................              $2,488      $2,488
  Short-term investments..................................              $  108      $  108
  Cash and cash equivalents...............................              $  398      $  398
  Commitments to fund partnership investments.............     $1       $   --      $   --
Liabilities:
  Policyholder account balances...........................              $4,745      $4,469
  Short-term debt.........................................              $   19      $   19
  Long-term debt..........................................              $  431      $  468
  Payable under securities loaned transactions............              $  679      $  679
Other:
  Company-obligated mandatorily redeemable securities of
     subsidiary trusts....................................              $  158      $  177

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS, SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     The fair values of short-term and long-term debt, payables under securities loaned transactions, shares subject to mandatory redemption and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including interest rate swaps, foreign currency swaps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

17.  RELATED PARTIES

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     In May 2002, the Company received a capital contribution in the amount of $1 million associated with a related party gain on the sale of joint ventures to Metropolitan Life.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $119 million, $118 million and $112 million in 2003, 2002 and 2001, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax underwriting gain on this business was approximately $12 million, $35 million and $18 million in 2003, 2002 and 2001, respectively.

     In October 2001, GenAmerica contributed GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to the Company.

     In 2001, the Company entered into a reinsurance agreement with Exeter Reassurance Company, Limited, a subsidiary of MetLife. Under this agreement, the Company reflected ceded premiums of approximately $299 million, $154 million and $31 million and ceded expenses of approximately $90 million, $64 million and $14 million in 2003, 2002 and 2001, respectively.

     Under the terms of a master service agreement, the Company and its subsidiaries paid $6 million, $8 million and $3 million in investment management fees and $100 million, $90 million and $9 million for other administrative services in 2003, 2002 and 2001, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand-alone entity.

                                     PART C
ITEM 26. EXHIBITS




                 (a)              Resolution of the Board of Directors of General American authorizing establishment of the Separate Account 3
                 (b)              None
                 (c)  (i)         Principal Underwriting Agreement between General American Distributors, Inc. and
                                  General American Life Insurance Company 7
                      (ii)        Proposed Form of Selling Agreement 3
                      (iii)       Form of Selling Agreement between General American Life Insurance Company, General
                                  American Distributors, Inc. and other companies 7
                      (iv)        Commission Schedule for Policies  10
                      (v)         Agreements between General American Life Insurance Company and its agents and managing partners 11

                      (vi)        Forms of Selling Agreement


                 (d)  (i)         Specimen of Policy 10
                      (ii)        Riders to the Policy 10
                 (e)  (i)         Specimen of Application for Policy 8


                      (ii)        Updated Application for Policy
                 (f)  (i)         Amended Charter and Articles of Incorporation of General American 1
                      (ii)        Amended and restated By-Laws of General American 1
                      (iii)       Amended and restated Charter and Articles of Incorporation of General American 12
                      (iv)        Amended and restated By-Laws of General American 12
                 (g)              Reinsurance Agreements 12




                 (h)  (i)         Participation Agreement among Variable Insurance Products Fund, Fidelity
                                  Distributors Corporation and General American Life Insurance Company 4
                      (ii)        Participation Agreement among Variable Insurance Products Fund II, Fidelity
                                  Distributors Corporation and General American Life Insurance Company 4
                      (iii)       Participation Agreement among General American Life Insurance Company, SEI Insurance
                                  Products Trust and SEI Investments Distribution Company 4
                      (iv)        Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life
                                  Insurance Company and General American Life Insurance Company 5
                      (v)         Participation Agreement among New England Zenith Fund, New England Investment
                                  Management, Inc., New England Securities Corporation and General American Life
                                  Insurance Company 5
                      (vi)        Form of Participation Agreement among Met Investors Series Trust, Met Investors
                                  Advisory Corp., General American Distributors, Inc. and General American Life
                                  Insurance Company 9
                      (vii)       Form of Participation Agreement among American Funds Insurance Series, Capital
                                  Research and Management Company, General American Distributors, Inc. and General
                                  American Life Company 9
                 (i)              None


                 (j)              None
                 (k)              Opinion and Consent of Marie C. Swift, Esquire
                 (l)              Actuarial opinion




                 (m)              Calculation Exhibit

                 (n)  (i)         Consent of Sutherland Asbill & Brennan LLP
                      (ii)        Consent of Independent Auditor
                 (o)              None
                 (p)              None
                 (q)              Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies pursuant to Rule 6e-3(T)(b)(12)(ii) and General
                                  American's procedure for conversion to a fixed benefit policy pursuant to Rule
                                  6e-3(T)(b)(13)(v)(B). 3


                 (r)  (i)         Powers of Attorney 11
                      (ii)        Powers of Attorney for Michael K. Farrell and James P. Bossert 13








1                Incorporated by reference to the initial filing of the Registration Statement, File No. 333-53477
                 (VUL 98), on May 22, 1998.
2                Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No.
                 333-53477 (VUL 98), July 31, 1998.
3                Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement, File
                 No. 33-10146, (VUL 95), April 28, 2000.
4                Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No.
                 333-53477 (VUL 98), April 28, 2000.
5                Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, File No.
                 333-83625 (Destiny), May 1, 2001.
6                Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No.
                 333-53477 (VUL98), May 1, 2001.
7                Incorporated by reference to the Registration Statement, File No. 333-64216 (EBVUL), filed June 29,
                 2001.
8                Incorporated by reference to the Registration Statement, File No. 333-73672, filed November 19, 2001.
9                Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No.
                 333-53477 (VUL 98), filed April 30, 2002.
10               Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No.
                 333-73672, filed May 1, 2002.
11               Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, File No.
                 333-73672, filed February 13, 2003.


12               Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No.
                 333-83625, filed June 9, 2003.
13               Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No.
                 333-83625, filed August 8, 2003.





ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR




Name and Principal Business Address                     Positions and Offices with Depositor

C. Robert Henrikson ***                                 Chairman, President and Chief Executive Officer

Michael K. Farrell ******                               Director

Nicholas D. Latrenta ***                                Director

James L. Lipscomb ***                                   Director

Stewart G. Nagler ***                                   Director

Stanley J. Talbi ***                                    Director

Lisa M. Weber ***                                       Director

William J. Wheeler ***                                  Director

Anthony J. Williamson *****                             Director, Vice President and Treasurer

Richard D. Evans *                                      Director, Senior Vice President

James P. Bossert *******                                Vice President and Chief Financial Officer

Kevin S. Finnegan ***                                   Vice President and Associate General Counsel

James D. Gaughan ***                                    Secretary

William C. Lane *                                       Vice President and Associate General Counsel

Jerome M. Mueller *                                     Senior Vice President

John E. Petersen *                                      Senior Vice President

James A. Schepis ****                                   Senior Vice President

Deborah J. Walters *                                    Senior Vice President

A. Greig Woodring **                                    Executive Vice President, Reinsurance and President and Chief Executive
                                                        Officer of Reinsurance Group of America

The principal business address:


* General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128.

** General American, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017

*** Metropolitan Life Insurance Company, One Madison Avenue, New York, NY 10010

**** Metropolitan Life, One Gateway Center, 6th Floor North, Pittsburgh, PA
15222

***** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North, Long Island City, NY 11101

****** Metropolitan Life, Harborside Financial Center, 600 Plaza II, Jersey City, NJ 07311

******* Metropolitan Life, 4010 Boy Scout Boulevard, Tampa, FL 33607


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life

Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29.    INDEMNIFICATION

         The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and General American Distributors, Inc., the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

     Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, Fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

     In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policyholders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions:

"BE IT RESOLVED THAT

     1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (Including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    PRINCIPAL UNDERWRITERS


     (a) General American Distributors, Inc., 13045 Tesson Ferry Road, St. Louis, Missouri 63128 serve as the principal underwriter for the variable life insurance contracts funded by Separate Account Eleven. General American Distributors, Inc. also serves as the principal underwriter for variable annuity contracts funded by Separate Account Two of General American.



     (b) Directors and Officers




Name and Principal Business Address *                   Positions and Offices with Underwriter

Dennis J. Capriglione                                   Director, Vice President, Secretary and General Counsel

Jay S. Kaduson                                          Vice President, Assistant General Counsel and Assistant Secretary

James W. Koeger                                         Treasurer

N. Robert Lazarus                                       Vice President and Chief Compliance Officer

Timothy A. Spangenberg                                  Director, Vice President and Chief Financial Officer

Leslie Sutherland                                       President and Director

John E. Petersen                                        Vice President



* Messrs. Capriglione, Kaduson, Koeger, Lazarus, Petersen and Spangenberg are at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. Mr. Sutherland is at One Madison Avenue, New York, New York 10010.

          (c)




          (1)                      (2)                     (3)                   (4)                   (5)
   Name of Principal         Net Underwriting        Compensation on           Brokerage              Other
      Underwriter             Discounts and        Events Occasioning         Commissions          Compensation
                               Commissions         the Deduction of a
                                                   Deferred Sales Load
General American
Distributors, Inc.             $1,032,531                  --                     --                     --


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

          All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

          (a)  Registrant

          (b)  Metropolitan Life Insurance Company
               One Madison Avenue
               New York, New York 10010


          (b)  General American Distributors, Inc.
               13045 Tesson Ferry Road
               St. Louis, Missouri, 63128


ITEM 32.    MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B.

ITEM 33.    FEE REPRESENTATION

            General American Life Insurance Company hereby represents that the fees and charges deducted under the Contracts are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by General American.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, General American Separate Account Eleven certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 26th day of April, 2004.



                         General American Separate Account Eleven
                         (Registrant)

                         By: General American Life Insurance Company
                         (Depositor)


                         By:        /s/ William C. Lane
                            ----------------------------------------------------
                                    William C. Lane
                                    Vice President and Associate General Counsel

                         General American Life Insurance Company
                         (Depositor)


                         By:        /s/ William C. Lane
                            ----------------------------------------------------
                                    William C. Lane
                                    Vice President and Associate General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2004.

Signature                                                                          Title

        *                                                      Chairman, Chief Executive Officer and President
______________________                                                  (Principal Executive Officer)
C. Robert Henrikson

        *
______________________                                          Vice President and Chief Financial Officer
James P. Bossert                                                       (Principal Accounting Officer)

        *
______________________                                                           Director
Michael K. Farrell

        *
______________________                                                           Director
Nicholas D. Latrenta



        *
______________________                                                           Director
James L. Lipscomb

        *
______________________                                                           Director
Stewart G. Nagler

        *
______________________                                                           Director
Stanley J. Talbi

        *
______________________                                                           Director
Lisa M. Weber

        *
______________________                                                           Director
William J. Wheeler

        *
______________________                                            Director, Vice President and Treasurer
Anthony J. Williamson


                                            By:        /s/ Marie C. Swift
                                                     ------------------------
                                                        Marie C. Swift, Esq.
                                                        Attorney-in-fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-73672) as filed on February 13, 2003 and Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-83625) as filed on August 8, 2003.

                                  Exhibit Index


            (c)(vi)    Forms of Selling Agreement

            (e)(ii)    Updated Application for Policy

            (k)        Opinion and Consent of Marie C. Swift, Esquire

            (l)        Actuarial Opinion

            (m)        Calculation Exhibit

            (n)(i)     Consent of Sutherland Asbill & Brennan LLP

            (n)(ii)    Consent of Independent Auditor